08/12/96                                                                02/01/92
09/10/96
09/27/96
10/11/96
10/19/96
10/23/96
10/24/96
                                  OFFICE LEASE
                               SCOTTSDALE SPECTRUM


         THIS INDENTURE OF LEASE (the "Lease"), dated as of the 5th day of November, 1996, by and between SCOTTSDALE SPECTRUM, L.L.C., an Arizona limited liability company, owner of the Office Complex (as hereinafter defined), hereinafter referred to as "Lessor", and UDC HOMES, INC., a Delaware corporation, hereinafter referred to as "Lessee".

                                   WITNESSETH:

         That Lessor, in consideration of the rents and covenants hereinafter set forth, does hereby lease and let unto Lessee, and Lessee does hereby hire and take from Lessor, that certain space shown and designated on the floor plan attached hereto and made a part hereof as Exhibit A, which space shall consist of approximately 22,451 rentable square feet and shall be located on the first
(1st) floor of the Office Complex to be constructed by Lessor at 6710 North Scottsdale Road, Scottsdale, Arizona 85253, and to be known as Scottsdale Spectrum. The aforesaid space leased and let unto Lessee is hereinafter referred to as the "Premises"; the land (including all easement areas appurtenant thereto) upon which the building ("Building") of which the Premises are a part is hereinafter referred to as the "Property"; and the Property and all buildings and improvements and personal property of Lessor used in connection with the operation or maintenance thereof located therein and thereon and the appurtenant parking facilities, if any, are hereinafter called the "Office Complex". The Office Complex is depicted on Exhibit A-1 attached hereto and incorporated herein. Lessee acknowledges that Exhibit A-1 is intended only to identify the real estate comprising the Office Complex and the approximate boundary lines of the individual parcels and that Exhibit A-1 is not to be considered or construed as a representation or covenant that the shape, size, location, number and extent of the building improvements shown thereon shall be constructed.

         Lessee hereby accepts this Lease and the Premises upon the covenants and conditions set forth herein and subject to any encumbrances, covenants, conditions, restrictions and other matters of record and all applicable zoning, municipal, county, state and federal laws, ordinances and regulations governing and regulating the use of the Premises.

         TO HAVE AND TO HOLD THE SAME PREMISES, without any liability or obligation on the part of Lessor to make any alterations, improvements or repairs of any kind on or about the Premises, except as expressly provided herein, for a term of ten (10) years, zero (0) months, commencing on the first
(1st) day of January, 1997, and ending on the thirty-first (31st) day of December, 2006, unless sooner terminated, in the manner provided hereinafter, to be occupied and used by Lessee for office purposes and for no other purpose, subject to the covenants and agreements hereinafter contained.

ARTICLE I. BASE RENT: In consideration of the leasing aforesaid, Lessee agrees to pay to Lessor, at c/o Normandale Properties Southwest Corporation, 4742 North 24th Street, Suite 100, Phoenix, Arizona 85016, Attention: Accounting Department or at such other place as Lessor from time to time may designate in writing, an annual rental equal to the product of the rentable area of the Premises multiplied by the rental rate for the applicable portion of the term of this Lease, as hereinafter set forth, which annual rental may sometimes hereinafter be referred to as the "Base Rent", payable monthly, in advance, in equal monthly installments, commencing on the first day of the term and continuing on the first day of each and every month thereafter for the next succeeding months during the balance of the term:

         Applicable Portion                              Annual Rental Rate Per
              of Term                                     Rentable Square Foot
         --------------------                             --------------------

         Months 01 through 60                                    $ 23.50
         Months 61 through 120                                     26.00

If the term commences on a date other than the first day of a calendar month or ends on a date other than the last day of a calendar month, monthly rent for the first month of the term or the last month of the term, as the case may be, shall be prorated based upon the ratio that the number of days in the term within such month bears to the total number of days in such month.

ARTICLE II. ADDITIONAL RENT: In addition to the Base Rent payable by Lessee under the provisions of Article I hereof, Lessee shall pay to Lessor "Additional Rent" as hereinafter provided for in this Article II. All sums under this
Article II and all other sums and charges required to be paid by Lessee under this Lease (except Base Rent), however denoted, shall be deemed to be "Additional Rent". If any such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless be collectible as Additional Rent with the next installment of Base Rent falling due.

         For purposes of this Article II, the parties hereto agree upon the following Definitions:

         A. The term "Lease Year" shall mean each of those calendar years commencing with and including the year during which the term of this Lease commences, and ending with the calendar year during which the term of this Lease (including any extensions or renewals) terminates.

         B.       The term  "Real  Estate  Taxes"  shall  mean and  include  all personal property taxes of Lessor relating to Lessor's personal property located in the Office Complex and used or useful in connection with the operation and main- tenance
                  thereof,   real  estate  taxes  and  installments  of  special
                  assessments, including interest thereon, relating to the Property and the Office Complex, and all other governmental charges, general and special, ordinary and extraordinary, foreseen as well as unforeseen, of any kind and nature whatsoever, or other tax, however described, which is levied or assessed by the United States of America or the state in which the Office Com- plex is located or any political subdivision thereof, against Lessor or all or any part of the Office Complex as a result of Lessor's ownership of the Property or the Office Complex, and payable during the respective Lease

                  Year. It shall not include (i) any net income tax, estate tax or inheritance tax or (ii) interest or penal- ties assessed for failure of Lessor to pay Real Estate Taxes in a timely manner.

         C.       [Intentionally omitted.]

         D.       The term  "Operating  Expenses"  shall  mean and  include  all expenses incurred with respect to the maintenance and operation of the Property and the Office Complex as determined by Lessor's accountant in accordance with generally accepted accounting principles consistently followed, including, but not limited to, insurance pre- miums for insurance required or permitted hereunder to be obtained and maintained by Lessor (including insurance premiums for rent insurance), maintenance and repair costs, steam, electricity, water, sewer, gas and other utility charges, fuel, lighting (including the tubes, ballasts and starters of fluorescent parabolic lights), window washing, janitorial services, trash and rubbish removal, wages payable to employees of Lessor whose duties are connected with the operation and maintenance of the Property and the Office Complex (but only for the portion of their time allocable to work related to the Office Complex), amounts paid to contractors or subcontractors for work or services performed in connection with the operation and maintenance of the Property and the Office Complex, all costs of uniforms, supplies and materials used in connection with the operation and maintenance of the Property and the Office Complex, all payroll taxes, unemployment insurance costs, vacation allowances and the cost of providing disability insurance or benefits, pensions, profit sharing benefits, hospitalization, retirement or other so-called fringe benefits, and any other expense imposed on Lessor or its contractors or subcontractors, pursuant to law or pursuant to any collective bargaining agreement covering such employees, all services, supplies, repairs, replacements or other expenses for maintaining and operating the Office Complex, reasonable attorneys' fees and costs incurred in connection with appeal or contest of real estate or other taxes or levies (provided that such fees and costs may only be included in Operating Expenses for the Lease Year for which such taxes or levies are payable), and such other expenses as may be ordinarily incurred in the operation and maintenance of an office complex and not specifically set forth herein, including reasonable management fees and the costs of a building office at the Office Complex. The term "Operating Expenses" shall not include any capital improvement to the Office Complex other than replacements required for normal maintenance and repair, nor shall it include repairs, restoration or other work occasioned by fire, windstorm or other casualty required to be insured by Lessor hereunder, expenses incurred in leasing or procuring tenants, leasing commissions, advertising expenses, expenses for renovating space for new tenants, expenses (including, without limitation, legal expenses) incident to enforcement by Lessor of the terms of any lease, interest or principal payments on any mortgage or other indebtedness of Lessor, compensation paid to any employee of Lessor above the grade of building superintendent, depreciation allowance or expense. In addition, "Operating Expenses" shall not include (a) costs of decorating, redecorating, special cleaning or other services provided at the request of a tenant of the building and not provided on a regular basis to all tenants of the building;
                  (b) any charge for depreciation of the building or equipment and any interest or other financing charge except as expressly provided herein; (c) any charge for Lessor's income taxes, excess profit taxes or franchise taxes; (d) all costs relating to activities for the solicitation and execution of leases of space in the building, including brokerage commissions, legal fees and refurbishment or improvement or alteration expenses;
                  (e) the costs of any service for which Lessee or any other tenant in the building is reimbursing Lessor directly (as opposed to reimbursement through Lessee's or such other tenant's payment of its pro rata share of Operating Expenses);
                  (f) the cost of correcting defects in the construction of the Building or in the Building equipment, except that conditions resulting from ordinary wear and tear will not be deemed defects for the purpose of this category; (g) the cost of any repair made by Lessor because of the total or partial destruction of the Building or the condemnation of a portion of the Building to the extent Lessor is reimbursed by insurance or condemnation proceeds; (h) any insurance premium to the extent that Lessor is entitled to be directly reimbursed for such premium by Lessee pursuant to this Lease or by any tenant of the Building (as opposed to reimbursement through Lessee's or such other tenant's payment of its pro rata share of Operating Expenses); (i) the cost of any items for which Lessor is reimbursed by insurance or otherwise directly compensated (as opposed to reimbursement through Lessee's or such other tenant's payment of its pro rata share of Operating Expenses); (j) the cost of any additions to the Building subsequent to the date of original construction; (k) the cost of any repairs, alterations, additions, changes, replacements and other items that under generally accepted accounting principles are properly classified as capital expenditures to the extent they upgrade or improve the Building as opposed to replace existing items that have worn out; (l) the cost of tools and equipment used initially in the construction of the Building; (m) the cost of overtime or other expense to Lessor in curing its defaults or in performing work expressly provided in this Lease to be borne at Lessor's expense; (n) amounts paid (including interest) on account of, or to cure, violations by Lessor of statutes, laws, or ordinances; (o) any otherwise permissible fees or costs, to the extent substantially in excess of prevailing and competitive market rates for such services in buildings located in the Camelback Corridor comparable in age, size, and quality to the Building; and (p) any documentary transfer taxes imposed in connection with the Lease or any other lease. Notwithstanding the foregoing, in the event Lessor installs equipment in or makes improvements or alterations to the Office Complex which are made reasonably and in good faith for the primary purpose of reducing energy costs, maintenance costs or other Operating Expenses, Lessor may include in Operating Expenses reasonable charges for interest on such investment and charges for depreciation on the same so as to amortize such investment over the reasonable life of such equipment, improvement or alteration on a straight line basis, provided that such charges for depreciation must be reasonable in relation to the expected reduction in Operating Expenses. Further, notwithstanding the foregoing, in the event Lessor installs equipment in or makes improvements or alterations to the Office Complex which are required under any governmental laws, regulations or ordinances which were not required at the date of commencement of the term of this Lease, Lessor may include in Operating Expenses reasonable charges for interest on such investment and reasonable charges for depreciation on the same so as to amortize such investment over the reasonable life of such equipment, improvement or alteration on a straight line basis. Operating Expenses shall also be deemed to include expenses incurred by Lessor in connection with city sidewalks adjacent to the Property and any pedestrian walkway system (either above or below ground) or other public facility to which Lessor or the Office Complex is from time to time subject in connection with operations of the Property and the Office Complex. The term "Operating Expenses" shall also include any assessments or fees or other charges imposed upon the Office Complex, or upon Lessor as a result of Lessor's ownership of the Office Complex, under any encumbrances, covenants, conditions, restrictions or other matters now of record or hereafter recorded against the Office Complex.

         E. The term "Excess Real Estate Taxes and Operating Expenses" shall mean the sum of Real Estate Taxes and Operating Expenses for any applicable Lease Year in excess of the product of Seven and No/100ths Dollars ($7.00) and the total rentable area of the Office Complex (the "Expense Stop").

         F. The term "Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses" shall mean the product of (i) the percentage obtained by dividing the rentable area of the Premises by the rentable area of the Office Com- plex, and
                  (ii) the Excess Real Estate Taxes and Operating Expenses for the applicable Lease Year; provided, how- ever, the percentage used to calculate Lessee's Pro Rata

                  Share of Excess Real Estate Taxes and Operating Expenses shall be amended each Lease Year to the greater of the following:
                  (i) if the total rentable area leased in the Office Complex (pursuant to leases under which the term has commenced) is ninety-five percent (95%) or less than the rentable area of the Office Complex, the percentage shall be that which the rentable area of the Premises bears to ninety-five percent (95%) of the total rentable area of the Office Complex for such Lease Year; or (ii) if the total rentable area leased in the Office Complex (pursuant to leases under which the term has commenced) is greater than ninety-five percent (95%), the percentage shall be that which the rentable area of the Premises bears to the actual rentable area of the Office Complex for such Lease Year. Rentable area shall in no event include basement storage space or garage space. For example, if the total rentable area of the Office Complex is 100,000 square feet, the rentable square footage of the Premises is 25,000 square feet, and the Office Com- plex was 98% leased in a Lease Year, then Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses would be calculated by dividing 25,000 by 98% of the total rentable area of the Office Complex (100,000 x 98% = 98,000) and in such event, Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses would equal 25.51% for such Lease Year. In the event that the Office Complex were only 75% leased in a Lease Year, Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses for such Lease Year would be calcu- lated by dividing 25,000 by 95% of the total rentable area of the Office Complex (100,000 x 95% = 95,000), and in such event, Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses for such Lease Year would equal 26.32% for such Lease Year.

         G. Anything herein to the contrary notwithstanding, it is agreed that in the event the Office Complex is not fully occupied during any calendar year or any Lease Year, or any portion thereof, a reasonable and equitable adjustment shall be made by Lessor in computing the Operating Expenses for such year so that the Operating Expenses shall be adjusted to the amount that would have been incurred had the Office Complex been fully occupied during such year. The provisions of this paragraph II.G shall in no event apply to fixed components of Operating Expenses (which shall mean those components of Operating Expenses which remain fixed regardless of the level of occupancy of the Building). By way of illustration, if the variable Operating Expenses for the Building during a particular Lease Year would be $10,000 if the Building were fully-occupied (such that if Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses were twenty-five percent (25%), Lessee's share of such Operating Expenses would be $2,500), the provisions of this Article II.G would allow the variable Operating Expenses to be adjusted as described below in the event the Building is only fifty percent (50%) occupied during the entirety of such Lease Year and the actual variable Operating Expenses for the Office Complex for such Lease Year are $5,000: (actual variable Operating Expenses) x (the ratio of 100% occupancy divided by the actual occupancy percentage, based on rentable square feet) = the reasonably and equitably adjusted variable Operating Expenses, or, in this example, ($5,000) x (100% / 50%) = $10,000. In the foregoing example, the percentage used to calculate Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses would remain at twenty-five percent (25%), and Lessee would pay $2,500 as its share of such $5,000 of variable Operating Expenses based on the adjusted variable Operating Expenses of $10,000. Notwithstanding the foregoing, in the event any portion of the rentable area of the Building is leased, such rentable area shall, for purposes of this Article II.G, be deemed to be "occupied" regardless of whether such area is physically occupied, and any adjustment in Operating Expenses shall not account for such space as unoccupied. In no event shall Lessor assert that it is entitled to collect, or bill tenants of the Office Complex for, or attempt to collect from tenants of the Office Complex, an amount, in the aggregate, for Operating Expenses for a particular Lease Year in excess of the sum of
                  (i) the actual fixed Operating Expenses incurred by Lessor for such Lease Year multiplied by a fraction, the numerator of which is the rentable area leased in the Office Complex and the denominator of which is the rentable area of the Office Complex, which fraction shall be subject to adjustment as set forth in Article II.F of this Lease, and (ii) the actual amount of variable Operating Expenses incurred by Lessor in connection with the Office Complex for such Lease Year. For a period of two calendar years after the expiration of any Lease Year, Lessee shall have the right to audit Lessor's books and records relating to Operating Expenses for such Lease Year in order to confirm compliance with the terms of this Article II.G and, in the event such audit reveals that Lessee paid an amount for Operating Expenses in excess of the amount required to be paid by Lessee hereunder, Lessor shall reimburse Lessee for such excess within thirty (30) days after notice of same from Lessee and the conclusion of such audit, and in the event such excess is five percent (5%) or greater than the amount
                  required  to  be  paid  by  Lessee  for   Operating   Expenses
                  hereunder, Lessor shall also reimburse Lessee for the reasonable cost of such audit, not to exceed $2,000.

         As to the Lease Year in which the term of this Lease commences, Lessor's estimate of the rentable square footage of the Office Complex is 114,824 square feet, and Lessor's estimate of Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses is nineteen and fifty-five one hundredths percent (19.55%). As to each Lease Year during the term of this Lease, Lessor shall in good faith reasonably estimate for each such Lease Year
(i) subject to Article XXXVII hereof, the total amount of Excess Real Estate Taxes and Operating Expenses; (ii) Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses; and (iii) the computation of the annual and monthly rental payable during such Lease Year as a result of increases or decreases in Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses. Said estimate shall be in writing and shall be delivered or mailed to Lessee at the Premises.

         Subject to Article XXV hereof, Lessee shall pay, as Additional Rent, the amount of Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses for each Lease Year, so estimated, in equal monthly installments, in advance, on the first day of each month during each applicable Lease Year. In the event that said estimate is delivered to Lessee after the first day of January of the applicable Lease Year, said amount, so estimated, shall be payable as Additional Rent, in equal monthly installments, in advance, on the first day of each month over the balance of such Lease Year, with the number of installments being equal to the number of full calendar months remaining in such Lease Year.

         Not more than once during any applicable Lease Year, Lessor may re-estimate the amount of Excess Real Estate Taxes and Excess Operating Expenses and Lessee's Pro Rata Share thereof, and in such event Lessor shall notify Lessee, in writing, of such re-estimate in the manner above set forth and fix monthly installments for the then remaining balance of such Lease Year in an amount sufficient to pay the re-estimated amount over the balance of such Lease Year after giving credit for payments made by Lessee on the previous estimate.

         Upon completion of each Lease Year, Lessor shall cause its accountants to determine the actual amount of Excess Real Estate Taxes and Operating Expenses for such Lease Year and Lessee's Pro Rata Share thereof and deliver a written certification of the amounts thereof to Lessee after the end of each Lease Year. Such determination shall be made in accordance with generally accepted accounting principles. If Lessee has paid less than its Pro Rata Share of Excess Real Estate Taxes and Operating Expenses for any Lease Year, Lessee shall pay the balance of its Pro Rata Share of the same within thirty (30) days after the receipt of such statement. If Lessee has paid more than its Pro Rata Share of Excess Real Estate Taxes and Operating Expenses for any Lease Year, Lessor shall, at Lessee's option, either (i) refund such excess within thirty
(30) days after the delivery of such written certification, or (ii) credit such excess against the most current monthly installment or installments due Lessor for its estimate of Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses for the next following Lease Year; provided, however, Lessor shall refund such excess in the event that such excess was paid by Lessee during the last year of the term of this Lease, as may have been extended in accordance with Articles XXXIII or XXXIV hereof. A pro rata adjustment shall be made for a fractional Lease Year occurring during the term of this Lease or any renewal or extension thereof based upon the number of days of the term of this Lease during said Lease Year as compared to three hundred sixty-five (365) days and all additional sums payable by Lessee or credits due Lessee as a result of the provisions of this Article II shall be adjusted accordingly.

         Further, Lessee shall pay, also as Additional Rent, all other sums and charges required to be paid by Lessee under this Lease, and any tax or excise on rents, gross receipts tax, transaction privilege tax or other tax, however described, which is levied or assessed by the United States of America or the state in which the Office Complex is located or any political subdivision thereof, or any city or municipality, against Lessor in respect to the Base Rent, Additional Rent, or other charges reserved under this Lease or as a result of Lessor's receipt of such rents or other charges accruing under this Lease; provided, however, Lessee shall have no obligation to pay net income taxes of Lessor, nor any taxes on rent or other receipts received by Lessor from other tenants of the Office Complex, or any tax related to the receipt by Lessor of the proceeds of the sale or other transfer of the Office Complex or any portion thereof.

ARTICLE III. LATE CHARGE AND OVERDUE AMOUNTS - RENT INDEPENDENT: Lessee shall pay to Lessor, as liquidated damages, a late charge equal to five percent (5%) of any amount not paid on the date when the same is due to compensate Lessor for its costs in connection with such late payment by Lessee; provided, however, no such late charge shall be payable on the first two late payments by Lessee in any twelve (12) month period. Lessor shall use commercially reasonable efforts to notify Lessee in the event that any payment by Lessee is not paid on the date when due. The assessment or collection of a late charge hereunder shall not constitute the waiver by Lessor of a default by Lessee under this Lease and shall not bar the exercise by Lessor of any rights or remedies available under this Lease. In addition, any installment of Base Rent, Additional Rent or other charges to be paid by Lessee accruing under the provisions of this Lease, which shall not be paid when due, shall bear interest at the rate of eighteen percent (18%) per annum from the date when the same is due until the same shall be paid, but if such rate exceeds the maximum interest rate permitted by law, such rate shall be reduced to the highest rate allowed by law under the circumstances. Lessee's covenants to pay the Base Rent and the Additional Rent are independent of any other covenant, condition, provision or agreement herein contained. Nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of Lessor. Base Rent and Additional Rent are sometimes collectively referred to as "rent". Rent shall be payable without deduction, offset, prior notice or demand, in lawful money of the United States.

ARTICLE IV. POSSESSION OF PREMISES: Lessor shall use commercially reasonable efforts to deliver the Premises to Lessee on or before the Target Commencement Date (as hereinafter defined). For purposes hereof, "delivery of possession" shall be deemed to have occurred when the last of the following have taken place: (i) Lessor has received a certificate of occupancy or its equivalent (temporary or final) sufficient to allow Lessee to occupy the Premises; (ii) the Premises have been substantially completed in substantial accordance with the space plan approved by Lessor and Lessee and the construction drawings approved by Lessee subject only to Tenant Improvement work remaining to be completed which can be accomplished without material adverse interference with Lessee's business; and (iii) the physical delivery to Lessee of exclusive possession of the Premises (subject to the rights of Lessor to enter the Premises to complete punchlist items). For purposes hereof, the "Target Commencement Date" shall be January 1, 1997, so long as, on or before October 24, 1996, Lessee has delivered to Lessor (i) a complete set of construction drawings prepared in accordance with Article XXVI hereof and reasonably acceptable to Lessor, and (ii) the City of Scottsdale, Arizona has issued a building permit for the construction of the Tenant Improvements, it being acknowledged that Tenant has, prior to the date of this Lease, submitted drawings to the City of Scottsdale to obtain such issuance. Lessee and Lessor shall reasonably cooperate with each other and shall act in good faith to obtain the building permit on or before October 24, 1996. In the event that either of items (i) or (ii) have not been delivered to Lessor on or before October 24, 1996, then the Target Commencement Date shall be delayed by one day for each day of delay in the delivery of the items referenced in clauses (i) and (ii) above after October 24, 1996. If Lessor shall be unable to give possession of the substantially completed Premises on the Target Commencement Date because the construction of the Office Complex or the completion of the Premises has not been sufficiently completed to make the Premises ready for occupancy, or for any other reason, Lessor shall not be subject to any claims, damages or liabilities for the failure to give possession on said date; provided, however, that if delivery of possession of the Premises is not achieved on or before the date that is thirty (30) days after the Target Commencement Date (herein called the "Completion Deadline") then Lessor shall afford Lessee one day of occupancy, free of Base Rent and Additional Rent, for each one day of delay between the Completion Deadline and the actual commencement date, up to a maximum of ninety (90) days of such free occupancy. In the event that delivery of possession of the Premises has not occurred on or before the date which is one hundred eighty (180) days after the Completion Deadline (the "Termination Date"), because the construction of the Office Complex or the completion of the Premises has not been sufficiently completed to make the Premises ready for occupancy, or for any other reason, then Lessee may terminate this Lease by delivery of written notice to Lessor on or before the earlier to occur of (i) the date five (5) days after the Termination Date or
(ii) the delivery of possession of the Premises to Lessee.  For purposes of this
Article IV, substantial completion of the Tenant Improvements shall be deemed to have occurred when the only Tenant Improvement work remaining to be completed is such work which can be accomplished without material adverse interference with Lessee's business. Except as specifically set forth in the preceding provisions of this Article IV, if Lessor shall be unable to give possession of the Premises on the Target Commencement Date because the completion of the Premises has not been sufficiently completed to make the Premises ready for occupancy, or for any other reason, Lessor shall not be subject to any claims, damages or liabilities for the failure to give possession of said date. Under said circumstances, the rent reserved and covenant to pay same shall not commence until possession of the Premises is given or the Premises are ready for occupancy, whichever is earlier (subject to Lessee's right to abatement of rent as set forth in this Article), and failure to give possession on the Target Commencement Date shall in no way affect the validity of this Lease or the obligations of Lessee hereunder; provided, however, that if the date of commencement of the initial term is delayed beyond the Target Commencement Date, the expiration date of the initial term shall be extended to provide for a full ten-year, zero-month initial term of this Lease; and provided further, however, if Lessee receives an abatement of Base Rent and Additional Rent pursuant to this Article, then the expiration date of the initial term shall be further extended by the same number of days as within such abate-ment period. If Lessee is given and accepts possession of the Premises on a date earlier than the Target Commencement Date, the rent reserved herein and all covenants, agreements and obligations herein and the term of this Lease shall commence on the date that possession of the Premises is given to Lessee. Notwithstanding anything to the contrary contained in this Article, if any delay in the delivery of possession of the Premises is caused or contributed to by act or neglect of Lessee or those acting for or under Lessee, or by labor disputes, casualties, acts of God or the public enemy, governmental embargo restrictions, shortages of fuel, labor or building materials, action or nonaction of public utilities, or of local, state or federal governments affecting the Tenant Improvements [such as a delay in the issuance of a building permits or other governmental approvals], or other causes beyond Lessor's reasonable control, then the Completion Deadline shall be extended day-to-day for each day of such delay; provided, however, that under no circumstances shall the Termination Date be extended beyond the date which is two hundred ten (210) days after the Completion Deadline.

         The acceptance of possession by Lessee shall be deemed conclusively to establish that the Premises and all other improvements of the Office Complex required to be constructed by Lessor for use thereof by Lessee hereunder have been completed at such time to Lessee's satisfaction and in conformity with the provisions of this Lease in all respects unless Lessee notifies Lessor in writing within sixty (60) days after commencement of the term as to any items not completed. Lessee waives any claim as to matters not listed in said notice. Lessee acknowledges that neither Lessor nor any agent of Lessor has made any representation or warranty with respect to the Premises or the Office Complex or with respect to the suitability or fitness of either for the conduct of Lessee's business or for any other purpose.

ARTICLE V. SERVICES: Subject to the provisions of Article II hereof, Lessor shall provide the following services on all days excepting Saturdays, Sundays, holidays, and as otherwise stated:

         A. Nightly janitorial services Monday through Friday in and about the Premises; provided, however, Lessor shall fur- nish janitorial service on Sunday in lieu of furnishing such service on Friday. The janitorial services fur-
                  nished to the Premises shall include normal cleaning and upkeep services, normal removal of trash and rubbish, vacuuming and spot cleaning of carpeting, maintenance of towels, tissue and other restroom supplies and such other work as is customarily performed in connection with such nightly janitorial services in an office complex similar in construction, general location, use and occupancy to the Office Complex, and in accordance with the schedule of janitorial services attached hereto as Exhibit G. Lessor shall also provide periodic interior and exterior window washing and cleaning and waxing of uncarpeted floors in accordance with Lessor's reasonable schedule.

         B. Electrical energy will be provided for lighting and oper-ation of office machines, air conditioning, and heating as required for normal office usage during the normal working hours set forth in subparagraph C of this Article. Office machines will include electric type- writers, desktop personal computers, fax machines, copy machines and other typical office equipment. This does not include special lighting in excess of building standard (2.2 watts per square foot installed), or any other item of electrical equipment which singularly consumes more than 0.5 kilowatts per hour at rated capa- city or requires a voltage other than one hundred twenty
                  (120) volts single phase. If electrical consumption exceeds the requirement of normal office use as specified above (such as in a computer room), Lessor reserves the right to include and Lessee shall pay upon receipt of invoice, a charge (herein called "Excess Consumption Charge") based on the average cost per unit of electri- city for the Office Complex applied to the excess use determined by an engineer selected by Lessor and/or by submeter. Notwithstanding the foregoing, Lessor has reviewed the specifications of (i) Lessee's local and wide area network servers and (ii) the HVAC unit(s) that will serve Lessee's computer room, and Lessor agrees that it will not charge Lessee any Excess Consumption Charges for such equipment. At the option of either Lessor or Lessee, a submeter may be provided and installed at Lessee's expense, if allowable under law and local utility regulations. Lessee shall pay the cost of all equipment and of the installation of all facilities provided and installed by Lessor at the request of Lessee to provide such electrical capacity in excess of the above normal office standards. Lessee shall not make any installation requiring excess electrical energy without first receiving Lessor's written consent thereto, which shall not be unreasonably withheld; and provided further that Lessee shall pay all costs of installation of facili- ties necessary to furnish such excess capacity and for such increased electrical usage. All electric lighting bulbs for specialized lighting within the Premises in- stalled at Lessee's request shall be replaced by Lessor at the expense of Lessee and shall be paid by Lessee upon receipt of invoice from Lessor as rent. The electrical service required of Lessor by this subparagraph B, and electricity for other uses consented to by Lessor, shall be available at all times subject to the requirement that Lessee pay for usage in excess of the electrical service to be provided pursuant to the terms of this subparagraph B.

         C. Heat and air conditioning from 7 o'clock A.M. to 6 o'clock P.M. on non-holiday weekdays, and on Saturdays which are not holidays, from 7 o'clock A.M. to 1 o'clock P.M. Air conditioning to the Premises is to be provided based on standard lighting and normal incidental office use only, and Lessor shall use reasonable efforts to cause sufficient heat and air conditioning to be provided so as to maintain the temperature of the Premises at not more than 75 degrees fahrenheit in the summer season and not less than 68 degrees during the winter season based on ASHRAE Climatic Conditions, 99% and 1% respectively, under the following conditions:
                  Lighting at 2.5 watts per square foot, equipment at 1.5 watts per square foot, occupancy at one person per square foot, and ventilation at 15 CFM per occupant. During other hours, Lessor shall provide such amounts of heating and air conditioning upon reasonable advance notice from Lessee to Lessor given during normal business hours. Notice given during other than normal business hours shall not be less than twenty-four (24) hours in advance. Lessee, upon presentation of a bill for such after-hours heating and air conditioning, shall pay Lessor for such service on an hourly basis at an amount estimated by Lessor from time to time representing the actual hourly cost of electricity for such services plus the actual cost of additional maintenance and administration incurred by Lessor as a result of such extra usage, it being acknowledged by the parties hereto that Lessor shall pass through to Lessee only the foregoing actual costs incurred by Lessor as a result of such additional usage. If such extended service is not a continuation of that service furnished during regular business hours as described above, Lessee shall pay for a minimum of one (1) hour of such service.

         D. Hot and cold water from outlets approved by Lessor as a part of Lessee's space plan, from the regular building outlets for lavatory, restrooms and for drinking purposes.

         E. Passenger elevator service in common with other tenants to be provided by automatic elevators. Lessor shall have the right to restrict the use of elevators for freight purposes to the freight elevator and to hours to be determined by Lessor. Lessor shall have the right to limit the number of elevators to be in operation on Saturdays, Sundays and holidays. Lessor shall use rea- sonable efforts to provide Lessee with access to the Premises twenty-four (24) hours, seven (7) days per week. As part of the initial construction of the Building, Lessor shall, prior to the Commencement Date, install at the main entry doors to the Building an electronic access card security system. Concurrently with delivery of possession of the Premises to Lessee, Lessor shall issue to Lessee, without charge to Lessee, one (1) access card for each of Lessee's employees working at the Premises; thereafter, Lessor shall issue additional or replacement access cards to Lessee as requested from time to time by Lessee, and Lessee shall pay to Lessor a reasonable charge for each such additional or replacement access card. Lessor may, from time to time during the term of this Lease, elect to utilize an alternate security system as is deemed appropriate in Lessor's reasonable judgment. Lessor shall cause all public entrances to the Building to be locked, and to require the use of such security system (or an alternate security system) for entry to the Building, on Saturday and Sunday and during times other than normal business hours on weekdays.

         F. Maintenance in good order, condition and repair of the parking facilities and all driveways leading thereto and keeping the same free from any unreasonable accumulation of snow. Lessor shall keep and maintain the landscaped area and parking facilities in a neat and orderly condi- tion. Lessor reserves the right to designate areas of the appurtenant parking facilities where Lessee, its agents, employees and invitees shall park and may exclude Lessee and its agents, employees and invitees from park- ing in other areas as designated by Lessor; provided, however, Lessor shall not be liable to Lessee for the failure of any tenant or its invitees, employees, agents or customers to abide by Lessor's designations or restrictions. Lessee is aware that Lessor may be required to designate certain parking stalls due to governmental request or order to accommodate car or van poolers.

         G. Lessee shall be solely responsible for the direct payment of all utilities which are separately metered or sepa- rately charged (electric, natural gas (if any), tele- phone, cable television (if any) and any other special utility requirements of Lessee), if any, to the Premises or to Lessee and shall make such payments to the respec- tive utility companies prior to delinquency. Such amounts shall not be included as Operating Expenses.

         No interruption in, or temporary stoppage of, any of the aforesaid services caused by repairs, renewals, improvements, alterations, strikes, lockouts, labor controversy, accidents, inability to obtain fuel or supplies, or other causes shall be deemed an eviction or disturbance of Lessee's use and possession, or render Lessor liable for damages, by abatement of rent or otherwise or relieve Lessee from any obligation herein set forth; provided, however, that if there is a localized interruption in, or localized temporary stoppage of, any of the aforesaid services in the Premises (as opposed to an interruption in the general vicinity of the Office Complex not under Lessor's control), and if such interruption or temporary stoppage is within the sole control of Lessor and, after notice to Lessor, Lessor does not diligently attempt and continue diligent attempts to cure such interruption or temporary stoppage, then Lessee shall be entitled to a reasonable abatement of Base Rent and Additional Rent if two (2) consecutive days of such interruption or temporary stoppage occurs after Lessor's efforts to cure same have failed. In no event shall Lessor be required to provide any heat, air conditioning, electricity or other service in excess of that permitted by voluntary or involuntary guidelines or laws, ordinances or regulations of governmental authority. Lessor reserves the right, from time to time, to make reasonable and non-discriminatory modifications to the above standards for utilities and services.

         Lessee shall not, without the prior written consent of Lessor, use any apparatus or device in or about the Premises which shall cause any substantial noise or vibration or which will increase the amount of electricity or water, if any, usually furnished or supplied for use of the Premises as general office space. Lessee shall not connect with electric current or water pipes, except through electrical or water outlets constructed by Lessor in the Premises in connection with the construction of the Tenant Improvements, any apparatus or device for the purposes of using electric current or water. Notwithstanding anything to the contrary contained herein, and subject to the provisions of
Article VIII hereof, Lessee may install water softeners and water purifiers within the Premises and connect the same to the water pipes serving the Premises.

ARTICLE VI. INSURANCE: Lessor shall keep the Office Complex insured for the benefit of Lessor in an amount equivalent to the full replacement value thereof (excluding foundation, grading and excavation costs and a commercially reasonable deductible) against:

         (a)      loss or damage by fire; and

         (b) such other risk or risks of a similar or dissimilar nature as are now or may be customarily covered with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Office Complex, including, but without limiting the generality of the foregoing, windstorms, hail, explosion, vandalism, malicious mischief, civil commotion and such other coverage as may reasonably be deemed necessary by Lessor, provided such additional coverage is obtainable and provided such additional coverage is such as is customarily carried with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Office Complex.

         These insurance provisions shall in no way limit or modify any of the obligations of Lessee under any provision of this Lease. Lessor agrees that such policy or policies of insurance shall permit releases of liability as provided herein and/or waiver of subrogation clause as to Lessee, and Lessor waives, releases and discharges Lessee from all claims or demands whatsoever which Lessor may have or acquire arising out of damage to or destruction of the Office Complex or loss of use thereof occasioned by fire or other casualty or property perils, whether such claim or demand may arise because of the negligence or fault of Lessee or its agents, employees, customers or business invitees, or otherwise, and Lessor agrees to look to the insurance coverage only in the event of such loss. Notwithstanding the foregoing, Lessee shall be obligated to pay the rental called for hereunder in the event of damage to or destruction of the Premises or the Office Complex if such damage or destruction is occasioned by the negligence or fault of Lessee or its agents or employees, except to the extent of the net proceeds actually received by Lessor on any rental abatement insurance policy, if Lessor then has a rental abatement insurance policy. Insurance premiums paid thereon shall be a portion of the "Operating Expenses" described in Article II hereof. Notwithstanding the above, in the event a release of Lessee or waiver of subro- gation as to Lessee (without invalidation of coverage) becomes generally unavailable in insurance policies as to commercial office projects similar to the Office Complex, the release and any waiver of subrogation above provided for shall cease upon written notice by Lessor to Lessee of such event. Thereafter, Lessee may, upon written notice to Lessor, require Lessor to secure a waiver of subrogation as to Lessee if (a) a right to waive subrogation as to Lessee thereafter becomes available without increased premium, or (b) a right to waive subrogation as to Lessee becomes available and Lessee pays any increased premium required in connection therewith.

         Lessee shall keep all of its machinery, equipment, furniture, fixtures, personal property (including also property under the care, custody or control of Lessee) and business interests which may be located in, upon or about the Premises insured for the benefit of Lessee in an amount equivalent to the full replacement value or insurable value thereof (less a commercially reasonable deductible) against:

         (a)      loss or damage by fire; and

         (b) such other risk or risks of a similar or dissimilar nature as are now, or may in the future be, customarily covered with respect to a tenant's machinery, equipment, furniture, fixtures, personal property and business located in a building similar in construction, general location, use, occupancy and design to the Office Com- plex, including, but without limiting the generality of the foregoing, windstorms, hail, explosions, vandalism, theft, malicious mischief, civil commotion and such other coverage as Lessee may deem appropriate or necessary.

         Lessee agrees that such policy or policies of insurance shall permit releases of liability as provided herein and/or waiver of subrogation clause as to Lessor, and Lessee waives, releases and discharges Lessor and its agents and employees from all claims or demands whatsoever which Lessee may have or acquire arising out of damage to or destruction of the machinery, equipment, furniture, fixtures, personal property and loss of use thereof occasioned by fire or other casualty or property perils, whether such claim or demand may arise because of the negligence or fault of Lessor or its agents, employees or otherwise, and Lessee agrees to look to the insurance coverage only in the event of such loss.

         Notwithstanding anything to the contrary in this Article VI, during such time as, and only during such time as, (i) UDC Homes, Inc., a Delaware corporation ("UDC") is the Lessee under this Lease and complies with the provisions of this paragraph, and (ii) UDC has a tangible net worth equal to or greater than $50,000,000.00, UDC may elect to act as a self-insured with respect to the personal property insurance coverage on Lessee's machinery, equipment, furniture, fixtures, personal property and business interests required to be maintained by Lessee pursuant to this Article VI. In such event, UDC shall deliver to Lessor notice in writing of the required coverages with respect to which it is not obtaining insurance from a third-party insurer and is instead self-insuring, which written notice shall state that UDC (i) fully compensates, reimburses and secures, (ii) protects and defends, and (iii) holds harmless Lessor from and against all loss or damage in respect to the Premises to the same extent that insurance required under this Article VI would have provided. UDC, at Lessor's request, shall provide to Lessor's mortgagee or assignee a certificate satisfactory to such mortgagee or assignee setting forth the self-insured coverages, if any. For purposes hereof, "tangible net worth" shall mean the stockholder's equity (including any preferred stock that is classified as equity under generally accepted accounting principles) of Lessee and its subsidiaries on a consolidated basis, as determined as of the end of each fiscal quarter in accordance with generally accepted accounting principles, less intangible assets reflected on the consolidated balance sheets of Lessee and its subsidiaries as of the end of such fiscal quarter; provided, however, that no reduction shall be made thereto in respect of the collective outstanding principal amount of the Series C subordinated notes and stockholder investments up to $81,000,000.

         Lessor shall, as a portion of the Operating Expenses defined in Article II, maintain, for its benefit and the benefit of its managing agent, general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Office Complex, such insurance to afford protection to Lessor and its managing agent. Such policies shall be maintained with commercially reasonable coverage limits and deductibles, and shall include the contractual liability coverage insuring Lessee's indemnification obligations contained herein.

         Lessee shall, at Lessee's sole cost and expense but for the mutual benefit of Lessor, its managing agent and Lessee, maintain general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises, such insurance to afford protection to Lessor, its managing agent and Lessee to the limit of not less than One Million and No/100 Dollars ($1,000,000.00) in respect to the injury or death to a single person, and to the limit of not less than Three Million and No/100 Dollars ($3,000,000.00) in respect to any one accident, and to the limit of not less than Five Hundred Thousand and No/100 Dollars ($500,000.00) in respect to any property damage. Such policies of insurance shall be written in companies reasonably satisfactory to Lessor, naming Lessor and its managing agent as additional insureds thereunder, and such policies, or a memorandum or certificate of such insurance, shall be delivered to Lessor endorsed "Premium Paid" by the company or agency issuing the same or accompanied by other evidence satisfactory to Lessor that the premium thereon has been paid. At such time as insurance limits required of tenants in office buildings in the area in which the Office Complex is located are generally increased to greater amounts, Lessor shall have the right to require such greater limits as may then be customary. Lessee agrees to include in such policy the contractual liability coverage insuring Lessee's indemnification obligations provided for herein. Any such coverage shall be deemed primary to any liability coverage secured by Lessor. Such insurance shall also afford coverage for all claims based upon damage to property or injury to persons, which claims occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period.

         Lessee agrees to indemnify, protect, defend and hold harmless Lessor and Lessor's partners, shareholders, employees, lender and managing agent harmless from and against any and all claims, losses, costs, liabilities, actions and damages, including without limitation attorneys' fees and costs, by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from any breach or default on the part of Lessee in the performance of any covenant or agreement on the part of Lessee to be performed, pursuant to the terms of this Lease, or arising from any act or negligence on the part of Lessee or its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage to the extent caused by Lessee or its agents or employees to any person, firm or corporation occurring during the term of this Lease or any renewal thereof, in or about the Premises and the Office Complex, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor or its managing agent by reason of any such claim, Lessee, upon notice from Lessor, covenants to resist or defend such action or proceeding by counsel reasonably satisfactory to Lessor.
                                      -24

         Lessee agrees, to the extent not expressly prohibited by law, that Lessor and Lessor's agents, employees and servants shall not be liable, and Lessee waives all claims for damage to property and business sustained during the term of this Lease by Lessee occurring in or about the Office Complex, resulting directly or indirectly from any existing or future condition, defect, matter or thing in the Premises, the Office Complex or any part thereof, or from equipment or appurtenances becoming out of repair, or from accident, or from any occurrence or act or omission of Lessor, Lessor's agents, employees or servants (except for any occurrence or act or omission involving the negligence or willful misconduct of Lessor or its agents, employees or servants), any tenant or occupant of the Office Complex or any other person. This paragraph shall apply especially, but not exclusively, to damage caused as aforesaid or by the flooding of basements or other subsurface areas, or by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally, whether any such damage results from the act or omission of other tenants or occupants in the Office Complex or any other persons, and whether such damage be caused by or result from any of the aforesaid, or shall be caused by or result from other circumstances of a similar or dissimilar nature.

         Anything herein to the contrary notwithstanding, in the event any damage to the Office Complex results from any act or omission of Lessee or its agents, employees or invitees, and all or any portion of Lessor's loss is within the "deductible" portion of Lessor's insurance coverage, Lessee shall pay to Lessor the amount of such deductible loss (not to exceed $1,000 per event). Notwithstanding anything to the contrary contained in this Lease, and notwithstanding the fact that Lessor is installing a security system in the Building as set forth in Article X.E, all property in the Office Complex or on the Premises belonging to Lessee or its agents, employees or invitees or otherwise located at the Premises, shall be at the risk of Lessee only, and Lessor shall not be liable for damage thereto or theft, misappropriation or loss thereof, and Lessee agrees to defend and hold Lessor and Lessor's agents, employees and servants harmless and indemnify them against claims and liability for injuries to such property. Lessee shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect in any other way any fire or other insurance upon the Office Complex or any of its contents, or cause a cancellation of any insurance policy covering the Office Complex or any of its contents. In the event that Lessee does not cease such activity or remove such items within ten (10) days after written notice from Lessor regarding such activity, Lessee shall promptly, upon demand, reimburse Lessor for the full amount of any additional premium charged for such policy by reason of Lessee's failure to comply with the provisions of this paragraph, it being understood that such demand for reimbursement shall not be Lessor's exclusive remedy.

         In the event Lessee fails to provide Lessor with evidence of insurance required under this Article VI and such failure continues for ten (10) days after delivery of notice to Lessee of such failure, Lessor may, but shall not be obligated to, without further demand upon Lessee, and without waiving or releasing Lessee from any obligation contained in this Lease, obtain such insurance and Lessee agrees to repay, upon demand, all such sums incurred by Lessor in effecting such insurance. All such sums shall become a part of the Additional Rent payable hereunder, but no such payment by Lessor shall relieve Lessee from any default under this Lease.

ARTICLE VII. CERTAIN RIGHTS RESERVED BY LESSOR: Lessor reserves the following rights exercisable without notice and without liability to Lessee and without effecting an eviction, constructive or actual, or disturbance of Lessee's use or possession, or giving rise to any claim for setoff or abatement of rent, provided that in exercising any such rights, Lessor shall use reasonable efforts to interfere as little as reasonably possible with Lessee's business operations on the Premises under the circumstances, but nothing herein shall require Lessor to perform such work at other than normal business hours:

         A. To control, install, affix and maintain any and all signs on the Property, or on the exterior of the Office Complex and in the corridors, entrances and other common areas thereof, except those signs within the Premises not visible from outside the Premises and those signs permitted by this Lease to be installed by Lessee or otherwise permitted by Lessor.

         B. To reasonably designate, limit, restrict and control any service in or to the Office Complex (except any service to be performed or provided hereunder by Lessor), includ- ing but not limited to the designation of sources from which Lessee may obtain sign painting and lettering. Any restriction, designation, limitation or control imposed by reason of this subparagraph shall be imposed uniformly on Lessee and other tenants occupying space in the Office Complex.

         C. To retain at all times and to use in appropriate instances keys to all doors within and into the Premises. No locks shall be changed without the prior written consent of Lessor. This provision shall not apply to Lessee's safes or other areas maintained by Lessee for the safety and security of monies, securities, negotiable instruments or similar items.

         D. To make repairs, improvements, alterations, additions or installations, whether structural or otherwise, in and about the Office Complex, or any part thereof, and for such purposes to enter upon the Premises, and during the continuation of any of said work, to temporarily close doors, entryways, public spaces and corridors in the Office Complex and to interrupt or temporarily suspend services and facilities; provided, however, in exercising the rights reserved to Lessor pursuant to this paragraph VII.D, Lessor shall use commercially reasonable efforts to minimize any material adverse interference with or disturbance of Lessee's ability to utilize the Premises for the use permitted hereunder.

         E. To restrict or prohibit vending or dispensing machines of any kind in or about the Premises; provided, however, Lessor consents to the installation of vending machines in the pantry or kitchen areas of the Premises for the dispensing of soda and other similar drinks and snack foods to Lessee's employees, clients and visitors.

         F. To reasonably approve the weight, size and location of safes and other heavy equipment and articles in and about the Premises and the Office Complex and to require all such items to be moved into and out of the Office Complex and the Premises only at such times and in such manner as Lessor shall direct in writing.

         Lessor and its agents may enter the Premises at any time in case of emergency and shall have the right to use any and all means which Lessor may reasonably deem proper to open such doors during an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Lessor in the event of an emergency shall not, under any circumstances, be construed or deemed to be a forcible or unlawful entry into, or detainer of, the Premises, or to be an eviction of Lessee from the Premises or any portion thereof.

         Lessee shall permit Lessor and its agents, upon notice, to enter and pass through the Premises or any part thereof at reasonable times during normal business hours to: (a) post notices of nonresponsibility; and (b) exhibit the Premises to holders of encumbrances on the interest of Lessor under the Lease and to prospective purchasers, mortgagees or lessees of the Office Complex; provided, however, such exhibition of the Premises to prospective lessees shall be limited to (i) normal business hours during the final six (6) months of the term hereof, and (ii) such times to which Lessee reasonably agrees. If, during the last month of the Lease term, Lessee shall have removed substantially all of Lessee's property and personnel from the Premises, Lessor may enter the Premises and repair, alter, and redecorate the same, without abatement of rent and without liability to Lessee, and such acts shall have no effect on this Lease.

         All covenants and agreements to be performed by Lessee under any of the terms of this Lease shall be performed by Lessee at Lessee's sole cost and expense and without any abatement of rent. If Lessee shall fail to pay any sum of money (other than rent due Lessor) required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, including, but not limited to, the failure to commence and complete repairs promptly and adequately, and the failure to remove any liens or otherwise to perform any act or fulfill any obligation required of Lessee under this Lease, Lessor may, but shall not be obligated to do so, and without waiving or releasing Lessee from any obligations of Lessee, make any such payment or perform any such act on

Lessee's part to be made or performed as in this Lease provided. All reasonable sums so paid by Lessor and all necessary and reasonable incidental costs, together with an administrative charge in the amount of fifteen percent (15%) of any costs incurred by Lessor, and interest thereon at the rate set forth in
Article III accruing from the date paid or incurred by Lessor until reimbursed to Lessor by Lessee, shall be payable to Lessor by Lessee as rent on demand and Lessee covenants to pay all such sums. Lessor shall have (in addition to any other right or remedy of Lessor) the same rights and remedies in the event of Lessee's nonpayment of such sums, as in the case of default by Lessee in the payment of rent to Lessor.

ARTICLE VIII. ALTERATIONS AND IMPROVEMENTS: Lessee shall not make any improvements, alterations, additions or installations in or to the Premises (hereinafter referred to as "Work") without Lessor's prior written consent, which consent shall not be unreasonably withheld or delayed except in the event that any such Work involves or affects the structural, mechanical, electrical, plumbing, or fire/life safety systems in the Premises or the Office Complex or such Work equals or exceeds $25,000.00, in which event such consent may be withheld in Lessor's sole discretion. Along with any request for Lessor's consent and before commencement of the Work or delivery of any materials to be used in the Work to the Premises or into the Office Complex, Lessee shall furnish Lessor with plans and specifications, names and addresses of contractors, copies of contracts, necessary permits and licenses, an indemnification in such form and amount as may be reasonably satisfactory to Lessor, and, in the event such Work equals or exceeds $25,000.00 in cost, a performance bond executed by a commercial surety reasonably satisfactory to Lessor in an amount equal to the cost of the Work and for the payment of all liens for labor and material arising therefrom. Lessee agrees to defend and hold Lessor forever harmless from any and all claims and liabilities of any kind and description which may arise out of or be connected in any way with said improvements, alterations, additions or installations. All Work shall be done only by contractors or mechanics reasonably approved by Lessor and at such time and in such manner as Lessor may from time to time reasonably designate. All Work done by Lessee or its agents, employees or contractors shall be done in such a manner as to avoid labor disputes. Lessee shall pay the cost of all such improvements, alterations, additions or installations (including a reason-able charge for Lessor's services and for Lessor's inspection and engineering time) and the cost of painting, restoring or repairing the Premises and the Office Complex occasioned by such improvements, alterations, additions or installations. Upon completion of the Work, Lessee shall furnish Lessor with contractor's affidavits, full and final waivers of liens and receipted bills covering all labor and materials expended and used. The Work shall comply with all insurance requirements and all laws, ordinances, rules and regulations of all governmental authorities and shall be constructed in a good and workmanlike manner. Lessee shall permit Lessor to inspect construction operations in connection with the Work. Lessee shall not be allowed to make any improvements, alterations, additions or installations if such action results or would result in a labor dispute or otherwise would materially interfere with Lessor's operation of the Office Complex. If Lessor desires for Lessee to remove any improvements, alterations, additions or installations upon the termination of this Lease, then Lessor shall, at the time it responds to Lessee's request for consent to the applicable Work, inform Lessee which such improvements, alterations, additions or installations Lessor shall require Lessee to remove prior to the termination of the Lease; provided, however, the only improvements, alterations, additions or installations which Lessee shall remove shall be those specified in Lessor's notice; and provided further, however, that with respect to any improvements, alterations, additions or installations not requiring Lessor's consent, Lessor may require Lessee to remove same upon the termination of this Lease. Lessor, by written notice to Lessee given at or prior to termination of this Lease, may require Lessee, at Lessee's sole cost and expense, to remove any other improvements, alterations, additions or installations installed by Lessee in the Premises and to repair or restore any damage caused by the installation and removal of such improvements, alterations, additions or installations; provided, however, the only improvements, alterations, additions or installations which Lessee shall remove shall be those specified in Lessor's notice given pursuant to this sentence or the previous sentence. Notwithstanding the foregoing sentence, in the event Lessee desires that Lessor inform Lessee, prior to Lessee's installation of any improvements, alterations, additions or installations, whether Lessor will require Lessee to remove any of such improvements, alterations, additions or installations upon the termination of the term of this Lease, Lessee shall, at the time it requests Lessor's consent to such improve-ments, alterations, additions or installations, specifically request in writing that Lessor inform Lessee which such improvements, alterations, additions or installations Lessor shall require Lessee to remove prior to the termination of the Lease. Lessor shall then inform Lessee, at the same time that Lessor responds to Lessee's request for consent, whether Lessor shall require Lessee to remove any such improvements, alterations, additions or installations prior to the termination of the Lease. Lessee shall keep the Premises and the Office Complex free from any liens arising out of any work performed, material furnished or obligations incurred by Lessee, and shall indemnify, protect, defend and hold harmless Lessor from any liens and encumbrances arising out of any work performed or material furnished by or at the direction of Lessee. In the event that Lessee shall not, within twenty (20) days following Lessee's receipt of written notice of imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Lessor shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of and/or defense against the claim giving rise to such lien. All such reasonable sums paid by Lessor and all reasonable expenses incurred by it in connection therewith, including reasonable attorneys' fees and costs, shall be payable as Additional Rent to Lessor by Lessee on demand with interest at the rate provided in Article III accruing from the date paid or incurred by Lessor until reimbursed to Lessor by Lessee. Notwithstanding anything to the contrary contained herein, provided that (a) such work shall be subject to all the other terms of this Article other than (i) the requirements set forth in the second sentence of this Article and (ii) furnishing Lessor with contrac- tors' affidavits and lien waivers if requested by Lessor, and (b) Lessee notifies Lessor at least ten (10) days prior to the commencement of such work and delivers to Lessor a copy of the plans for such work, if Lessee has arranged to have plans prepared therefor, Lessee may, without the further consent of Lessor, perform work not affecting the structural, mechanical, electrical, plumbing, or fire/life safety systems of the Premises or the Office Complex which (i) does not exceed, in the aggregate, a cost in excess of $25,000.00 during any twelve-month period, or (ii) is cosmetic in nature (including, without limitation, painting and carpeting or the installation of other floor coverings). For purposes of this Article VIII, the installation, reconfiguration or relocation of office cubicles or the addition or relocation of telephone lines within the Premises shall not be deemed to affect the structural, mechanical, electrical, plumbing or fire/life safety systems of the Premises or the Office Complex.

ARTICLE IX. REPAIRS: Subject to Article II hereof and to Lessee's specific obligations, except to the extent of any damage caused by the fault or negligence of Lessee, Lessor shall use its reasonable efforts to maintain and keep in good order, condition and repair all common areas of the Office Complex and the structural portions of the Office Complex, including the outer walls, roof, floors, foundations, load bearing members, trusses, and joists, the HVAC facilities serving the Premises, and the portions of the plumbing and electrical lines located outside of the Premises which serve the Premises. Subject to
Article VI hereof, Lessee shall, during the term of this Lease, at Lessee's expense, keep the Premises in as good order, condition and repair as they were at the time Lessee took possession of the same, reasonable wear and tear and damage from fire and other casualties excepted. Lessee shall keep the Premises in a neat and sanitary condition, and Lessee shall not commit any nuisance or waste on the Premises or in, on or about the Office Complex, throw foreign substances in the plumbing facilities, or waste any of the utilities furnished by the Lessor. All uninsured damage or injury to the Premises or to the Office Complex caused by Lessee moving furniture, fixtures, equipment or other devices in or out of the Premises or the Office Complex or by installation or removal of furniture, fixtures, equipment, devices or other property of Lessee or its agents, contractors, servants or employees, due to carelessness, omission, neglect, improper conduct or other cause of Lessee or its servants, employees, agents, visitors or licensees, shall be repaired, restored and replaced promptly by Lessee at its sole cost and expense to the reasonable satisfaction of Lessor. All repairs, restorations and replacements shall be in quality and class equal to the original work and shall comply with all requirements of this Lease.

         Lessor and its employees and agents shall have the right to enter the Premises at any reasonable time or times for the purpose of inspection, cleaning, repairs, altering or improving the same but nothing contained herein shall be construed as imposing any obligation on Lessor to make any repairs, improvements, altera-tions, additions or installations which are the obligation of Lessee.

         At least thirty (30) days prior to the expiration of the term, Lessor and Lessee shall arrange a joint inspection of the Premises.

ARTICLE X. ASSIGNMENT AND SUBLETTING: Lessee shall not, without the prior written consent of Lessor, (i) transfer, pledge, mortgage or assign this Lease or any interest hereunder; (ii) permit any assignment of this Lease by voluntary act, operation of law or otherwise; (iii) sublet the Premises or any part thereof; or (iv) permit the use of the Premises by any parties other than Lessee and its agents and employees (items (i) through (iii) are sometimes hereinafter collectively referred to as a "Transfer"). Lessee shall seek such written consent of Lessor by a written request therefor, setting forth such information as Lessor may reasonably deem necessary. Lessee shall, by notice in writing, advise Lessor of Lessee's intention, from, on and after a stated date (which shall not be less than ten [10] days after the date of Lessee's notice), to assign this Lease or to sublet any part or all of the Premises for the balance or any part of the term. Lessee's notice shall include all of the terms of the proposed assignment or sublease and shall state the consideration therefor. In such event, Lessor shall have the right, to be exercised by giving written notice to Lessee within thirty (30) days after receipt of Lessee's notice, to recapture the space described in Lessee's notice and such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in Lessee's notice. In the event Lessor elects to recapture the space described in Lessee's notice, Lessee, in that event, shall have the option, to be exercised within five (5) days of Lessor's election to recapture, to rescind said notice, in which event Lessor's right of recapture of that certain space shall be null and void and Lessee shall not be entitled to assign or sublet the Premises as contemplated by its original notice. Lessee's notice shall state the name and address of the proposed assignee or subtenant and a true and complete copy of the proposed assignment or sublease shall be delivered to Lessor with Lessee's notice. If Lessee's notice shall cover all of the Premises, and Lessor shall have exercised its foregoing recapture right, the term of this Lease shall expire and end on the date stated in Lessee's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the term. If, however, this Lease be canceled with respect to less than the entire Premises, the Base Rent and Additional Rent shall be equitably adjusted by Lessor with due consideration of the size, location, type and quality of the portion of the Premises so remaining after the "recapture" and such rent shall be reduced accordingly from and after the termination date for said portion, and this Lease as so amended shall continue thereafter in full force and effect. The rent adjustments provided for herein shall be evidenced by an amendment to this Lease executed by Lessor and Lessee. If this Lease shall be terminated in the manner aforesaid, either as to the entire Premises or only a portion thereof, to such extent the term of this Lease shall end upon the appropriate effective date of the proposed sublease or assignment as if that date had been originally fixed in this Lease for such expiration, and in the event of a termination affecting less than the entire Premises, Lessee shall comply with Article XIII ("Surrender of Premises") of this Lease with respect to such portion of the Premises affected thereby. Notwithstanding anything to the contrary herein, if Lessee desires to sell its business and either (i) assign to the purchaser thereof all of Lessee's interest in this Lease or (ii) sublet all of the Premises to the purchaser thereof, the provisions of this Article X shall otherwise apply to such situation except Lessor shall have no right to recapture the Premises.

         If Lessor, upon receiving Lessee's notice with respect to any such space, shall not exercise its right to recapture as aforesaid, Lessor will not unreasonably withhold its consent to Lessee's assignment of the Lease or subletting such space to the party identified in Lessee's notice, provided, however, that in the event Lessor consents to any such assignment or subletting, and as a condition thereto, Lessee shall pay to Lessor fifty percent (50%) of all profit derived by Lessee from such assignment or subletting. For purposes of the foregoing, profit shall be deemed to include, but shall not be limited to, the amount of all rent payable by such assignee or sublessee in excess of (i) the Base Rent, and rent adjustments, payable by Lessee under this Lease and (ii) reasonable leasing commissions and concessions, including, without limitation, reasonable costs incurred by Lessee in connection with tenant improvements for such subtenant or assignee, granted by Lessee in connection with such subletting or assignment. If a part of the consideration for such assignment or subletting shall be payable other than in cash, the payment to Lessor shall be in cash for its share of any non-cash consideration based upon the fair market value thereof.

         Lessee shall and hereby agrees that it will furnish to Lessor upon request from Lessor a complete statement, certified by an officer of Lessee, setting forth in detail the computation of all profit derived and to be derived from such assignment or subletting, such computation to be made in accordance with generally accepted accounting principles. Lessee agrees that Lessor and its authorized representatives shall be given access at all reasonable times to the books, records and papers of Lessee relating to any such assignment or subletting, and Lessor shall have the right to make copies thereof. The percentage of Lessee's profit due Lessor hereunder shall be paid by Lessee to Lessor within five (5) days of receipt by Lessee of all payments made from time to time by such assignee or sublessee to Lessee.

         For purposes of the foregoing, if Lessee is a corporation, the capital stock of which is not publicly traded on a recognized national stock exchange, or if Lessee is a partnership or a limited liability company or an unincorporated association, then any transfer or transfers, by sale, assignment, operation of law or otherwise, of the shares of stock or other equity interest of the entity constituting Lessee hereunder resulting in a change in the aggregate in excess of fifty percent (50%) in the equity holdings in such entity at the time such entity became the Lessee hereunder, shall be deemed to be an assignment within the meaning of this Article X; provided, however, notwithstanding anything to the contrary contained herein, any transfer or transfers of shares of stock or other equity interest of the entity constituting Lessee between and among the shareholders of Lessee which owned such shares on the date of this Lease, or upon the death of a person as a part of the distribution of such person's estate shall not be deemed an assignment or other transfer requiring the written consent of Lessor. Notwithstanding the provisions of this paragraph, the transfer of any or all of the shares of stock of Lessee shall not be deemed an assignment for purposes of this Article X, provided that, at the time of such transfer, said stock is publicly traded on a recognized national stock exchange.

         Any transfer to a parent corporation, subsidiary corporation or other corporate affiliate of Lessee or to any corporation with which Lessee merges or consolidates shall be deemed an assignment for which Lessor's consent is not required under this Article X, provided (A) such corporation assumes and agrees in writing to perform the covenants of Lessee contained in this Lease, (B) at the time of such assignment or subletting, such corporation has a net worth not less than the net worth of Lessee at such time, and (C) such corporation is controlled by Lessee (or by persons or entities controlling Lessee) or Lessee (or persons or entities controlling Lessee) controls the resulting entity of any such merger or consolidation.

         Any subletting or assignment hereunder shall not release or discharge Lessee of or from any liability, whether past, present or future, under this Lease, and Lessee shall continue fully liable thereunder. The subtenant or subtenants or assignee shall agree in a form satisfactory to Lessor to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease to the extent of the space sublet or assigned, and Lessee shall deliver to Lessor promptly after execution an executed copy of each such sublease or assignment and an agreement of compliance by each such subtenant or assignee. Consent by Lessor to any assignment of this Lease or to any subletting of the Premises shall not be a waiver of Lessor's rights under this Article X as to any subsequent assignment or subletting.

         Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this Article X shall be of no effect and void. Lessor's right to assign its interest in this Lease shall remain unqualified. Lessor may make a reasonable charge to Lessee for any reasonable attorneys' fees or expenses incident to a review of any documentation related to any proposed assignment or subletting by Lessee (not to exceed $1,500.00).

         Notwithstanding anything to the contrary in this Lease, Lessee shall not assign its rights under this Lease or sublet all or any part of the Premises to a person, firm or corporation which is (or, immediately prior to such subletting or assignment, was) a tenant or occupant of the Office Complex or any office building on property contiguous to the Office Complex owned by Lessor.

         The consent of Lessor to a Transfer may not be unreasonably withheld, provided that should Lessor withhold its consent for any of the following reasons, which list is not exclusive, such withholding shall be deemed to be reasonable:

         (a) Financial strength of the proposed transferee does not satisfy Lessor's financial criteria for new tenants of the Building at the time of the proposed transfer;

         (b) A proposed transferee whose occupation of the Premises would cause a diminution in the reputation of the Office Complex or the other businesses located therein;

         (c)      A proposed  transferee whose impact on the common areas or the
                  other   occupants  of  the  Office   Complex   would  be  dis-
                  advantageous; or

         (d)      A  proposed   transferee  whose  occupancy  will  require  any
                  variation in the terms and conditions of this Lease.

ARTICLE XI. DAMAGE BY FIRE OR OTHER CASUALTY: If fire or other casualty shall render the whole or any material portion of the Premises untenantable, and the Premises can reasonably be expected to be made tenantable within one hundred twenty (120) days from the date of such event, then Lessor shall repair and restore the Premises and the Office Complex to as near their condition prior to the fire or other casualty as is reasonably possible within such one hundred twenty (120) day period (subject to delays for causes beyond Lessor's reasonable control) and notify Lessee that it will be doing so, such notice to be mailed within thirty (30) days from the date of such damage or destruction, and this Lease shall remain in full force and effect, but the rent for the period during which the Premises or a material portion thereof are untenantable shall be abated pro rata (based upon the portion of the Premises which is untenantable). If Lessor is required to repair the Office Complex and/or the Premises, as aforesaid, said work shall be undertaken and prosecuted with all due diligence and speed.

         If fire or other casualty shall render the whole or any material part of the Premises untenantable and the Premises cannot reasonably be expected to be made tenantable within one hundred twenty (120) days from the date of such event, then either party, by notice in writing to the other mailed within thirty
(30) days from the date of such damage or destruction, may terminate this Lease effective upon a date within thirty (30) days from the date of such notice.

         In the event that more than fifty percent (50%) of the value of the specific office structure of which the Premises is a part or fifty percent (50%) of the square footage of the Premises is damaged or destroyed by fire or other casualty, and irrespective of whether damage or destruction can be made tenantable within one hundred twenty (120) days thereafter, then at either party's option, by written notice to the other party, mailed within forty-five
(45) days from the date of such damage or destruction, such party may terminate this Lease effective upon a date within ninety (90) days from the date of such notice to the other party.

         If fire or other casualty shall render any portion of the Premises or any material portion of the Office Complex untenantable and the insurance proceeds are not sufficient to make repairs, then Lessor may, by notice to Lessee, mailed within thirty (30) days from the date of such damages or destruction, terminate this Lease effective upon a date within thirty (30) days from the date of such notice.

         If the Premises or the Office Complex is damaged, and such damage is of the type insured against under the fire and special form property damage insurance maintained by Lessor hereunder, the cost of repairing said damage up to the amount of the deductible under said insurance policy shall be included as a part of the Operating Expenses. If the damage is not covered by such insurance policies and Lessor elects to repair the damage, then Lessee shall pay Lessor a pro rata share of the "deductible amount" (if any) under Lessor's insurance policies based on Lessee's percentage interest of the Office Complex and, if the damage was due to an act or omission of Lessee, Lessee shall pay Lessor the difference between the actual cost of repair and any insurance proceeds received by Lessor.

         If fire or other casualty shall render the whole or any material part of the Premises untenantable and the Premises cannot reasonably be expected to be made tenantable within one hundred twenty (120) days from the date of such event and neither party hereto terminates this Lease pursuant to its rights herein or in the event that more than fifty percent (50%) of the value of the Office Complex is damaged or destroyed by fire or other casualty, and Lessor does not terminate this Lease pursuant to its option granted herein, or in the event that fifty percent (50%) or less of the value of the Office Complex is damaged or destroyed by fire or other casualty and neither the whole nor any material portion of the Premises is rendered untenantable, then Lessor shall repair and restore the Premises and the Office Complex to as near their condition prior to the fire or other casualty as is reasonably possible with all due diligence and speed (subject to delays for causes beyond Lessor's reasonable control) and the rent for the period during which the Premises are untenantable shall be abated pro rata (based upon the portion of the Premises which is untenantable). In no event shall Lessor be obligated to repair or restore any special equipment or improvements installed by Lessee. Anything herein contained to the contrary notwithstanding, Lessor shall not be obligated to spend more than the net insurance proceeds received by Lessor on account of any fire or other casualty in order to repair or restore the Premises or the Office Complex following such casualty; provided, however, Lessor shall notify Lessee promptly after the casualty if such proceeds are insufficient and if Lessor is unwilling to expend more than the net insurance proceeds.

         In the event of a termination of this Lease pursuant to this Article XI, rent shall be apportioned on a per diem basis and paid to the date of the fire or other casualty.

ARTICLE XII. EMINENT DOMAIN: If the whole of or any substantial part of the Premises is taken by any public authority under the power of eminent domain, or taken in any manner for any public or quasi-public use, so as to render the remaining portion of the Premises unsuitable for the purposes intended hereunder, then the term of this Lease shall cease as of the day possession shall be taken by such public authority and Lessor shall make a pro rata refund of any prepaid rent. All damages awarded for such taking under the power of eminent domain or any like proceedings shall belong to and be the property of Lessor, Lessee hereby assigning to Lessor Lessee's interest, if any, in said award. In the event that fifty percent (50%) or more of the Office Complex building area or the Premises or fifty percent (50%) or more of the value of the Office Complex is taken by public authority under the power of eminent domain, then, at either party's option, by written notice to the other party mailed within sixty (60) days from the date possession shall be taken by such public authority, such party may terminate this Lease effective upon a date within ninety (90) days from the date of such notice. Further, if the whole of or any material part of the Premises is taken by public authority under the power of eminent domain, or taken in any manner for any public or quasi-public use, so as to render the remaining portion of the Premises unsuitable for the purposes intended hereunder, upon delivery of possession to the condemning authority pursuant to the proceedings, Lessee may, at its option, terminate this Lease as to the remainder of the Premises by written notice to Lessor, such notice to be given to Lessor within thirty (30) days after Lessee receives notice of the taking. Any notice of termination shall specify the date no more than sixty (60) days after the giving of such notice as the date for such termination.

         Anything in this Article XII to the contrary notwithstanding, Lessee shall have the right to prove in any condemnation proceedings and to receive any separate award which may be made for damages to or condemnation of Lessee's movable trade fixtures and equipment and for moving expenses; provided, however, Lessee shall in no event have any right to receive any award for its interest in this Lease or for loss of leasehold; and, provided further, Lessee shall not be entitled to claim any award to the extent the award to Lessor would be reduced below the amount which would be allowed to Lessor absent such claim by Lessee. Anything in this Article XII to the contrary notwithstanding, in the event of a partial condemnation of the Office Complex or the Premises and this Lease is not terminated, Lessor shall, at its sole cost and expense, restore the Premises and Office Complex to a complete architectural unit and the Base Rent provided for herein during the period from and after the date of delivery of possession pursuant to such proceedings to the termination of this Lease shall be reduced to a sum equal to the product of the Base Rent provided for herein multiplied by a fraction, the numerator of which is the fair market rent of the Premises after such taking and after the same has been restored to a complete architectural unit, and the denominator of which is the fair market rent of the Premises prior to such taking.

ARTICLE XIII. SURRENDER OF PREMISES: On the last day of the term of this Lease, or on the sooner termination thereof, Lessee shall peaceably surrender the Premises in good condition and repair (reasonable wear and tear and damage attributable to casualty or condemnation excepted) consistent with Lessee's duty to make repairs as herein provided. On or before the last day of the term of this Lease, or the date of sooner termination thereof, Lessee shall, at its sole cost and expense, remove all of its property and trade fixtures and equipment from the Premises, and all property not removed shall be deemed abandoned. Lessee hereby appoints Lessor its agent to remove all property of Lessee from the Premises upon termination of this Lease and to cause its transportation and storage for Lessee's benefit, all at the sole cost and risk of Lessee, and Lessor shall not be liable for damage, theft, misappropriation or loss thereof and Lessor shall not be liable in any manner in respect thereto. Lessee shall pay all costs and expenses of such removal, transportation and storage. Lessee shall leave the Premises in good order, condition and repair, reasonable wear and tear and damage from fire and other casualty excepted. Lessee shall reimburse Lessor upon demand for any expenses incurred by Lessor with respect to removal, transportation or storage of abandoned property and with respect to restoring said Premises to good order, condition and repair. All improvements, alterations, additions, installations and fixtures, other than Lessee's trade fixtures and equipment, which have been made or installed by either Lessor or Lessee upon the Premises shall remain the property of Lessor and shall be surrendered with the Premises as a part thereof, unless Lessee is required to remove same pursuant to the provisions of Article VIII hereof. If the Premises are not surrendered at the end of the term or sooner termination thereof, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including, without limitation, claims made by any succeeding tenants founded on such delay and any attorneys' fees resulting therefrom. Lessee shall promptly surrender all keys for the Premises to Lessor at the place then fixed for the payment of rent and shall inform Lessor of the combinations of any vaults, locks and safes left on the Premises.

         In the event Lessee remains in possession of the Premises after expiration of this Lease and without the execution of a new lease, but with Lessor's written consent, Lessee shall be deemed to be occupying the Premises as a tenant from month-to-month, subject to all the provisions, conditions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy, except that the Base Rent shall be escalated to Lessor's then current base rent for the Premises according to Lessor's then current rental rate schedule for prospective tenants. In the event Lessee remains in possession of the Premises after expiration of this Lease and without the execution of a new lease and without Lessor's written consent, Lessee shall be deemed to be occupying the Premises without claim of right and Lessee shall pay Lessor for all costs arising out of loss or liability resulting from delay by Lessee in so surrendering the Premises as above provided and shall pay a charge for each day of occupancy in an amount equal to the greater of (i) 150% of the Base Rent plus Additional Rent (on a daily basis) then currently being charged by Lessor on new leases in the Office Complex for space similar to the Premises, or (ii) 150% of the Base Rent plus Additional Rent (on a daily basis) payable by Lessee under this Lease immediately prior to the expiration of this Lease.

ARTICLE XIV. DEFAULT OF LESSEE: The occurrence of any one or more of the following events (in this Article sometimes called "Event of Default") shall constitute a default and breach of this Lease by Lessee:

         A. If Lessee fails to pay any Base Rent or Additional Rent payable under this Lease or fails to pay any obligation required to be paid by Lessee when and as the same shall become due and payable, and such default continues for a period of five (5) days after written notice thereof given by Lessor to Lessee.

         B. If Lessee fails to perform any of Lessee's nonmonetary obligations under this Lease for a period of thirty (30) days after written notice from Lessor; provided that if more time is required to complete such performance, Lessee shall not be in default if Lessee commences such performance within the thirty-day period and thereafter diligently pursues its completion. However, Lessor shall not be required to give such notice if Lessee's failure to perform constitutes a non-curable breach of this Lease. The notice required by this subsection is in- tended to satisfy any and all notice requirements imposed by law on Lessor and is not in addition to any such requirement.

         C.       If Lessee,  by  operation  of law or  otherwise,  violates the provisions of Article X hereof relating to assignment, sublease, mortgage or other transfer of Lessee's interest in this Lease or in the Premises or in the income arising therefrom.

         D. If Lessee, by operation of law or otherwise, violates the provisions of Article XVI.R relating to compliance with environmental laws.

         E. If (i) Lessee makes a general assignment or general arrangement for the benefit of creditors; (ii) a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Lessee and is not dismissed within sixty (60) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease and possession is not restored to Lessee within sixty (60) days; or (iv) if substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease is sub- jected to attachment, execution or other judicial or non- judicial seizure which is not discharged within sixty (60) days. If a court of competent jurisdiction deter- mines that any of the acts described in this subsection does not constitute an Event of Default and a trustee is appointed to take possession (or if Lessee remains a debtor in possession) and such trustee or Lessee trans- fers Lessee's interest hereunder, then Lessor shall receive, as Additional Rent, the difference between the rent (or any other consideration) paid in connection with such assignment or sublease and the rent payable by Lessee hereunder. If any such Event of Default shall occur, Lessor, at any time during the continuance of any such Event of Default, may give written notice to Lessee stating that this Lease shall expire and terminate on the date specified in such notice, and upon the date speci- fied in such notice this Lease, and all rights of Lessee under this Lease, including all rights of renewal whether exercised or not, shall expire and terminate, or in the alternative or in addition to the foregoing remedy, Les-sor may assert and have the benefit of any other remedy allowed herein, at law, or in equity.

         Upon the occurrence of an Event of Default by Lessee, and at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have, Lessor shall be entitled to the rights and remedies set forth below:

         A. With or without notice or demand, terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall not terminate unless Lessor gives written Notice to Lessee of its intention to terminate this Lease and Lessee shall immediately surrender possession of the Premises to Lessor. In such event, Lessor shall have the immediate right to reenter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, without service of notice or resort to legal process in the event of a monetary default and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby, unless caused by the gross negligence of Lessor. A termination of possession pursuant to this paragraph for a non-monetary default shall be accomplished only by utilizing the appropriate legal process. In the event that Lessor shall elect to so terminate this Lease, then Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default, including:

                  1. The equivalent of the amount of the Base Rent and Additional Rent which would be payable under this Lease by Lessee if this Lease were still in effect, less

                  2. The net proceeds of any reletting affected pursuant to the provisions of this Article XIV hereof after deducting all of Lessor's reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage com-missions, legal expenses, reasonable attorneys' fees, alteration costs, and expenses of preparation of the Premises, or any portion thereof, for such reletting. Lessor shall provide to Lessee within ten
                           (10) days after request from Lessor, reasonable evidence of the deductions referred in this para-graph.

                  Lessee shall pay such current damages in the amount determined in accordance with the terms of this Article XIV as set forth in a written statement thereof from Lessor to Lessee (hereinafter called the "Deficiency"), to Lessor in monthly installments on the days on which the rent would have been payable under this Lease if this Lease were still in effect, and Lessor shall be entitled to recover from Lessee each monthly installment of the Deficiency as the same shall arise.

         B. At any time after an Event of Default, whether or not Lessor shall have collected any monthly Deficiency as set forth in this Article XIV, and after Lessor has re-let the Premises, Lessor shall be entitled to recover from Lessee, and Lessee shall pay to Lessor, on demand, as and for final damages for Lessee's default, an amount equal to the then present worth of the aggregate of the Base Rent and Additional Rent and any other charges to be paid by Lessee hereunder for the unexpired portion of the term of this Lease (assuming this Lease had not been so termi- nated). In the computation of present worth, a discount at the rate of 8% per annum shall be employed. The amount of rent received upon the reletting required here-under shall be offset against any monies claimed pursuant to this subsection. Nothing herein contained or con- tained in this Article XIV shall limit or prejudice the right of Lessor to prove for and obtain, as damages, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to or less than the amount of the difference referred to above.

         C. Upon the occurrence of an Event of Default by Lessee, Lessor shall also have the right, with or without termi-nating this Lease, to reenter the Premises to remove all persons and property from the Premises. Such property may be removed and stored in a public warehouse or else- where at the cost of and for the account of Lessee. If Lessor shall elect to reenter the Premises, Lessor shall not be liable for damages by reason of such reentry unless caused by the gross negligence of Lessor.

         D. If Lessor does not elect to terminate this Lease as provided in this Article XIV then Lessor may, from time to time, recover all rent as it becomes due under this Lease. At any time thereafter, Lessor may elect to terminate this Lease and to recover damages to which Lessor is entitled.

         E. In the event that Lessor should elect to terminate this Lease and to relet the Premises, it may execute any new lease in its own name. In the event that Lessor should not elect to terminate this Lease, it may re-let the Pre- mises to a substitute tenant. Lessee hereunder shall have no right or authority whatsoever to collect any rent from such substitute tenant. The proceeds of any such reletting shall be applied as follows:

                  1. First, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor, including but not limited to reasonable storage charges or reasonable brokerage commissions owing from Lessee to Lessor as the result of such relet- ting, provided that Lessee shall only be respon- sible for the portion of such commission attribut- able to that portion of the term of the new lease occurring before the date that the term of this Lease would otherwise have expired;

                  2.       Second,  to the payment of the  reasonable  costs and
                           expenses of reletting the Premises, including alterations and repairs which Lessor, in its reasonable discretion, deems reasonably necessary and advisable and reasonable attorneys' fees incurred by Lessor in connection with the retaking of the Premises and such reletting;

                  3. Third, to the payment of rent and other charges due and unpaid hereunder; and

                  4. Fourth, to the payment of future rent and other damages payable by Lessee under this Lease.

         Lessor shall not be deemed to have terminated this Lease and the Lessee's right to possession of the leasehold or the liability of Lessee to pay rent thereafter to accrue or its liability for damages under any of the provisions hereof, unless Lessor shall have notified Lessee in writing that it has so elected to terminate this Lease. Lessee covenants that the retaking of possession by Lessor or the service by Lessor of any notice pursuant to the applicable unlawful detainer statutes of the state in which the Office Complex is located and Lessee's surrender of possession pursuant to such notice shall not (unless Lessor elects to the contrary at the time of, or at any time subsequent to the service of, such notice, and such election be evidenced by a written notice to Lessee) be deemed to be a termination of this Lease or of Lessee's right to possession thereof.

         All rights, options and remedies of Lessor contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Lessor shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law whether or not stated in this Lease. No waiver by Lessor of a breach of any of the terms, covenants or conditions of this Lease by Lessee shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition therein contained. No waiver of any default of Lessee hereunder shall be implied from any omission by Lessor to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect default other than as specified in said waiver. The consent or approval by Lessor to or of any act by Lessee requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent to or approval of any subsequent similar acts by Lessee.

         If any action for breach of or to enforce the provisions of this Lease is commenced by either party hereto, the court in such action shall award to the party in whose favor a judgment is entered a reasonable sum as attorneys' fees and costs. Such attorneys' fees and costs shall be paid by the losing party in such action. Lessee shall also indemnify Lessor against and hold Lessor harmless from all costs, expenses, demands and liability incurred by Lessor if Lessor becomes or is made a party to any claim or action instituted by Lessee against a party other than Lessor, or by any third party against Lessee. Lessee shall defend Lessor against any such claim or action at Lessee's expense with counsel reasonably acceptable to Lessor or, at Lessor's election, Lessee shall reimburse Lessor for any reasonable legal fees or costs incurred by Lessor in any such claim or action.

         In addition, Lessee shall pay Lessor's reasonable attorneys' fees incurred in connection with Lessee's request for Lessor's consent in connection with any act which Lessee proposed to do and which requires Lessor's consent (not to exceed $1,000.00).

         Lessee hereby waives all claims by Lessor's reentering and taking possession of the Premises or removing and storing the property of Lessee as permitted under this Lease and will save Lessor harmless from all losses, costs or damages occasioned Lessor thereby except to the extent such losses, costs or damages are caused by the gross negligence of Lessor. No such reentry shall be considered or construed to be a forcible entry by Lessor.

ARTICLE XV. SUBORDINATION: This Lease shall be subject and subordinate to any mortgage, deed of trust or ground lease now or hereafter placed upon the Premises, the Office Complex, the Property or any portion thereof by Lessor or its successors or assigns, and to amendments, replacements, renewals and extensions thereof. Lessee agrees at any time hereafter, upon demand, to execute and deliver any instruments, releases or other documents in form reasonably acceptable to Lessee that may be reasonably required for the purpose of subjecting and subordinating this Lease, as above provided, to the lien of any such mortgage, deed of trust or ground lease. It is agreed, nevertheless, that as long as Lessee is not in default in the payment of Base Rent, Additional Rent, and other charges to be paid by Lessee under this Lease and in the performance of all covenants, agreements and conditions to be performed by Lessee under this Lease, then neither Lessee's right to quiet enjoyment under this Lease, nor the right of Lessee to continue to occupy the Premises and to conduct its business thereon, in accor-dance with the terms of this Lease as against any lessor, lessee, mortgagee, trustee or their successors or assigns shall be interfered with.

         The above subordination shall be effective without the necessity of the execution and delivery of any further instruments on the part of Lessee to effectuate such subordination. Notwithstanding anything hereinabove contained in this Article XV, in the event the holder of any mortgage, deed of trust or ground lease shall at any time elect to have this Lease constitute a prior and superior lien to its mortgage, deed of trust or ground lease, then, and in such event, upon any such holder or landlord notifying Lessee to that effect in writing, this Lease shall be deemed prior and superior in lien to such mortgage, deed of trust or ground lease, whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust or ground lease, and Lessee shall execute such attornment agreement as may be reasonably requested by said holder or Lessor, in form reasonably acceptable to Lessee.

         Lessee agrees, provided the mortgagee, ground lessor or trust deed holder under any mortgage, ground lease, deed of trust or other security instrument shall have notified Lessee in writing (by the way of a notice of assignment of lease or otherwise) of its address, that Lessee shall give such mortgagee, ground lessor, trust deed holder or other secured party ("Mortgagee"), simultaneously with delivery of notice to Lessor, by registered or certified mail, a copy of any such notice of default served upon Lessor. Lessee further agrees that said Mortgagee shall have the right to cure any alleged default during the same period that Lessor has to cure such default.

         Lessee agrees to execute and deliver to Lessor, concurrently with Lessee's execution of this Lease and delivery thereof to Lessor, a Subordination, Non-disturbance and Attornment Agreement in the form of Exhibit E attached hereto. Upon the execution of this Lease by Lessor, Lessor shall provide Lessee with a fully-exe- cuted copy of such Subordination, Non-disturbance and Attornment Agreement.

ARTICLE XVI.  MISCELLANEOUS:

         A. Lessor and Lessee represent that said parties have dealt directly with and only with CB Commercial Real Estate Group, Inc. (Brad Anderson) and Lee & Associates Arizona Real Estate Services Com. (Craig Coppola/Jim Watkins), as brokers, in connection with this Lease and that insofar as either party knows, no other broker negotiated or participated in negotiations of this Lease or submitted or showed the Premises or is entitled to any commission in connection therewith. Lessor and Lessee agree that no broker shall be entitled to any commission in connection with any renewal of the term of this Lease or any expansion of the Premises. Lessor shall pay any brokerage commission due in connection with this Lease to the Brokers pursuant to a separate agreement.

         B. Lessee agrees from time to time, upon not less than ten (10) days prior written request by Lessor, to deliver to Lessor a statement in writing certifying (i) this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease as modified is in full force and effect and stating the modifications); (ii) the dates to which the rent and other charges have been paid; (iii) to Lessee's knowledge, Lessor is not in default in any provision of this Lease or, if in default, the nature thereof specified in detail; (iv) the amount of monthly rental currently payable by Lessee; (v) the amount of any prepaid rent, and (vi) such other factual matters as may be reasonably requested by Lessor or any Mortgagee or prospective purchaser of the Office Complex. Lessor agrees to furnish a like statement upon ten (10) business days prior written request by Lessee in connection with any bona fide permitted assignments and/or permitted subleases by Lessee.

         If Lessee does not deliver  such  statement  to Lessor  within such ten
(10) day period, Lessor and any prospective purchaser or encumbrancer of the Premises or the Office Complex may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Lessor; (ii) that this Lease has not been cancelled or terminated and is in full force and effect, except as otherwise represented by Lessor; (iii) that the current amounts of the Base Rent and security deposit are as set forth in this Lease and that any charges made against the security deposit are uncontested and valid; (iv) that there have been no subleases or assignments of the Lease; (v) that not more than one month's Base Rent or other charges have been paid in advance; and (vi) that Lessor is not, to

Lessee's knowledge, in default under the Lease. In such event, Lessee shall be estopped from denying the truth of such facts. If Lessor does not transmit such statement to Lessee within such ten business day period, Lessee and any prospective encumbrancer of Lessee's property, or assignee or sublessee, may conclusively presume and rely upon the same facts so set forth above.

         C. All notices, demands and requests shall be in writing, and shall be effectively served by forwarding such notice, demand or request by certified or registered mail, postage prepaid, or by commercial overnight courier service addressed as follows:

                  (i)      If addressed to Lessee:

                           Prior to Commencement Date:

                           UDC Homes, Inc.
                           4812 South Mill Road
                           Tempe, Arizona  85282
                           Attn:  Mr. James J. Grogan

                           After Commencement Date:

                           UDC Homes, Inc.
                           6710 North Scottsdale Road
                           Scottsdale, Arizona  85253
                           Attn:  Mr. James J. Grogan

                           with a copy to:

                           Kilpatrick & Cody, L.L.P.
                           1100 Peachtree Street
                           Atlanta, Georgia  30309
                           Attn:  Mr. Mark A. Palmer

             (ii)          If addressed to Lessor:

                           Opus Southwest Corporation
                           4742 North 24th Street, Suite 100
                           Phoenix, Arizona  85016
                           Attn:  President
                           with a copy to:

                           Opus U.S. Corporation
                           P.O. Box 59110
                           Minneapolis, Minnesota  55440
                           Attn:  Legal Department

                           and with a copy to:

                           Normandale Properties Southwest Corporation
                           4742 North 24th Street
                           Suite 100
                           Phoenix, Arizona  85016
                           Attn: Property Manager

                           and with a copy to:

                           Gallagher & Kennedy, P.A.
                           2600 North Central Avenue
                           Phoenix, Arizona  85004-3020
                           Attn:  Mr. Gregory L. Mast

or at such other addresses as Lessor and Lessee may hereafter designate by written notice. The effective date of all notices shall be the time of mailing such notice or the date of delivery to a commercial overnight courier service.

         D. All rights and remedies of Lessor under this Lease or that may be provided by law may be executed by Lessor in its own name, individually, or in the name of its agent, and all legal proceedings for the enforcement of any such rights or remedies, including those set forth in Article XIV, may be commenced and prosecuted to final judgment and execution by Lessor in its own name or in the name of its agent.

         E. Lessor covenants and agrees that Lessee, upon paying the Base Rent, Additional Rent and other charges herein provided for and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept and performed, shall lawfully and quietly hold, occupy and enjoy the Premises during the term of this Lease. Time is of the essence of this Lease and each and every provision contained herein, and any extension of time granted by Lessor to Lessee for the performance of any obligation of Lessee under this Lease shall not be considered an extension of time for the performance of any subsequent obligation of Lessee under this Lease.

         F. The covenants and agreements herein contained shall bind and inure to the benefit of Lessor and its successors and assigns and Lessee and its permitted successors and assigns. All obligations of each party constituting Lessee hereunder shall be the joint and several obligations of each such party.

         G. If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law. This Lease shall be construed and enforced in accordance with the laws of the state in which the Premises are located.

         H. Lessee covenants not to do or suffer any waste or damage or disfigurement or injury to the Premises or the Office Complex.

         I. The term "Lessor" as used in this Lease so far as covenants or obligations on the part of Lessor are concerned shall be limited to mean and include only the owner or owners of the Office Complex at the time in question, and in the event of any transfer or transfers or conveyances the then grantor shall be automatically freed and released from all personal liability accruing from and after the date of such transfer or conveyance as respects the performance of any covenant or obligation on the part of Lessor contained in this Lease to be performed, it being intended hereby that the covenants and obligations contained in this Lease on the part of Lessor shall be binding on the Lessor, its successors and assigns, only during and in respect to their respective successive periods of ownership; provided, however, in no event shall Lessor be relieved of its obligation to construct the Tenant Improvements.

         In the event of a sale or conveyance by Lessor of the Office Complex or any part of the Office Complex, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions herein contained and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease. This Lease shall not be affected by any such sale or conveyance, and Lessee agrees to attorn to the purchaser or grantee, which purchaser or grantee shall be personally obligated on this Lease only so long as it is the owner of Lessor's interest in and to this Lease.

         J. The marginal or topical headings of the several Articles are for convenience only and do not define, limit or construe the contents of said Articles.

         K. All preliminary  negotiations  are merged into and incorpo- rated in
this   Lease,   except   for   written   collateral    agreements   exe-   cuted
contemporaneously herewith.

         L. This Lease can only be modified or amended by an agreement in writing signed by the parties hereto. No receipt of money by Lessor from Lessee or any other person after termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises, shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit, or imply consent for any action for which Lessor's consent is required, unless specifically agreed to in writing by Lessor. Any amounts received by Lessor may be allocated to any specific amounts due from Lessee to Lessor as Lessor determines.

         M. Lessor shall have the right to close any portion of the building area or land area to the extent as may, in Lessor's reasonable opinion, be necessary to prevent a dedication thereof or the accrual of any rights to any person or the public therein. Lessor shall at all times have full control, management and direction of the Office Complex, subject to the rights of Lessee in the Premises, and Lessor reserves the right at any time and from time to time to reduce, increase, enclose or otherwise change the size, number and location of buildings, layout and nature of the Office Complex, to construct additional buildings and additions to any building, and to create additional rentable areas through use and/or enclosure of common areas, or otherwise, and to place signs on the Office Complex, and to change the name, address, number or designation by which the Office Complex is commonly known. No implied easements are granted by this Lease. In exercising the foregoing rights, Lessor shall use reasonable efforts to interfere as little as reasonably possible with Lessee's business operations on the Premises under the circumstances, but nothing herein shall require Lessor to perform such work at other than normal business hours.

         N. Lessee shall permit Lessor (or its designees) to erect, use, maintain, replace and repair pipes, cables, conduits, plumbing, vents, and telephone, electric and other wires or other items, in, to and through the Premises, as and to the extent that Lessor may now or hereafter deem necessary or appropriate for the proper operation and maintenance of the Office Complex. In exercising the foregoing rights, Lessor shall use reasonable efforts to interfere as little as reasonably possible with Lessee's business operations on the Premises under the circumstances, but nothing herein shall require Lessor to perform such work at other than normal business hours.

         O. Employees or agents of Lessor have no authority to make or agree to make a lease or other agreement or undertaking in connection herewith. The submission of this document for examination does not constitute an offer to lease, or a reservation of, or option for, the Premises. This document becomes effective and binding only upon the execution and delivery hereof by the proper officers of Lessor and by Lessee. Lessee confirms that Lessor and its agents have made no representations or promises with respect to the Premises or the making of or entry into this Lease except as in this Lease expressly set forth, and Lessee agrees that no claim or liability shall be asserted by Lessee against Lessor for, and Lessor shall not be liable by reason of, breach of any representations or promises not expressly stated in this Lease. This Lease, except for the Building Rules and Regulations, in respect to which subparagraph P of this Article shall prevail, can be modified or altered only by agreement in writing between Lessor and Lessee, and no act or omission of any employee or agent of Lessor shall alter, change or modify any of the provisions hereof.

         P. Lessee shall perform, observe and comply with the Build- ing Rules and Regulations of the Office Complex as set forth on Exhibit B attached hereto and by this reference incorporated herein, with respect to the safety, care and cleanliness of the Premises and the Office Complex, and the preservation of good order thereon, and, upon written notice thereof to Lessee, Lessee shall perform, observe and comply with any changes, amendments or additions thereto as from time to time shall be established and deemed advisable by Lessor for tenants of the Office Complex. No such changes, amendments or additions to said Building Rules and Regulations shall impose additional monetary obligations on Lessee. Lessor shall not be liable to Lessee for any failure of any other tenant or tenants of the Office Complex to comply with such Building Rules and Regulations.

         Q. Lessee shall not use the Premises or permit anything to be done in or about the Premises which will, in any way, conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Lessee shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules and regulations now in force or which may hereafter be in force, and with the requirements of any fire insurance underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. Lessee shall use the Premises and comply with any recorded covenants, conditions, and restrictions affecting the Premises and the Office Complex as of the commencement of the Lease or which are recorded during the lease term.

         R. Lessee shall at all times during the term of this Lease and in all respects comply with all federal, state and local laws, ordinances and regulations ("Hazardous Materials Laws") relating to the industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any oil, petroleum products, flammable explosives, asbestos, urea formaldehyde, polychlorinated biphenyls, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including without limitation any "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" under any such laws, ordinances or regulations (collectively, "Hazardous Materials").

         Lessee shall at its own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Lessee's use of the Premises, including, without limitation, discharge of (appropriately treated) materials or waste into or through any sanitary sewer system serving the Premises. Except as discharged into the sanitary sewer or otherwise disposed of in conformity with all applicable Hazardous Materials Laws, Lessee shall cause any and all Hazardous Materials brought or permitted on the Premises by Lessee to be removed from the Premises and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such Hazardous Materials and wastes. Lessee shall in all respects handle, treat, deal with and manage any and all Hazardous Materials brought or permitted on the Premises by Lessee in conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding the management of such Hazardous Materials. All reporting obligations relating to such Hazardous Materials to the extent imposed upon Lessee by Hazardous Materials Laws are solely the responsibility of Lessee. Upon expiration or earlier termination of this Lease, Lessee shall cause all Hazardous Materials (to the extent such Hazardous Materials are generated, stored, released or disposed of during the term of this Lease by Lessee) to be removed from the Premises and transported for use, storage or disposal in accordance and in compliance with all applicable Hazardous Materials Laws. Lessee shall not take any remedial action in response to the presence of any Hazardous Materials in, on, about or under the Premises or in any improvements situated on the Office Complex, nor enter into any settlement agreement, consent, decree or other compromise in respect to any claims relating to or in any way connected with the Premises or the Office Complex without first notifying Lessor of Lessee's intention to do so and affording Lessor ample opportunity to appear, intervene or otherwise appropriately assert and protect Lessor's interest with respect thereto. In addition, at Lessor's request, at the expiration of the term of this Lease, Lessee shall remove all tanks or fixtures which were placed on the Premises during the term of this Lease by or for Lessee and which contain, have contained or are contaminated with, Hazardous Materials.

         Lessee shall immediately notify Lessor in writing of (a) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws;
(b) any claim made or threatened by any person against Lessor, or the Premises, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (c) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or about the Premises or with respect to any Hazardous Materials removed by Lessee from the Premises, including, any complaints, notices, warnings, reports or asserted violations in connection therewith. Lessee shall also provide to Lessor, as promptly as possible, and in any event within five business days after Lessee first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises or Lessee's use thereof. Upon written request of Lessor (to enable Lessor to defend itself from any claim or charge related to any Hazardous Materials Law), Lessee shall promptly deliver to Lessor notices of hazardous waste manifests reflecting the legal and proper disposal of all such Hazardous Materials removed or to be removed from the Premises.

         To Lessor's knowledge, Lessor is not aware of any Hazardous Materials which exist or are located on or in the Premises, except as may be disclosed in that certain Phase I and Phase II Environmental Site Assessment prepared by Geotechnical and Environmental Consultants, dated October 13, 1995. Further, Lessor represents to Lessee that, to the best of its knowledge, Lessor has not caused the generation, storage or release of Hazardous Materials upon the Premises, except in accordance with Hazardous Materials Laws. In the event (a) Hazardous Materials are discovered upon the Premises, (b) Lessor has been given written notice of the discovery of such Hazardous Materials, and (c) pursuant to the provisions of the preceding paragraphs of this Article XVI.R, neither Lessor nor Lessee is obligated to pay the cost of compliance with Hazardous Materials Laws, then and in that event Lessor may voluntarily but shall not be obligated to agree with Lessee to take all action necessary to bring the Premises into compliance with Hazardous Materials Laws at Lessor's sole cost. In the event Lessor fails to notify Lessee in writing within thirty (30) days of the notice to Lessor of the discovery of such Hazardous Materials that Lessor intends to voluntarily take such action as is necessary to bring the Premises into compliance with Hazardous Materials Laws, then Lessee may (i) bring the Premises into compliance with Hazardous Materials Laws at Les- see's sole cost or (ii) provided such Hazardous Materials endanger persons or property in, on or about the Premises or interfere with Lessee's use of the Premises, terminate this Lease on a date not less than ninety (90) days following written notice of such intent to terminate.

         Lessor shall indemnify, defend (with counsel reasonably acceptable to Lessee), protect and hold Lessee and each of Lessee's officers, directors, partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including attorneys' fees) for death or injury to any person or damage to any property whatsoever (including water tables and atmosphere) arising or resulting in whole or in part, directly or indirectly, from the presence or discharge of Hazardous Materials, in, on, under, upon or from the Premises, including materials used during construction of the Premises and the Office Complex or from the transportation or disposal of Hazardous Materials to or from the Premises to the extent caused by Lessor. Lessor's obligations hereunder shall include, without limitation, and whether foreseeable, all cost of any required or necessary repairs, clean-up or detoxification or decontamination of the Premises, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the term of this Lease. For purposes of the indemnity provided herein, any acts or omissions of Lessor or its employees, agents, customers, assignees, contractors or sub-contractors (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Lessor.

         Lessee shall indemnify, defend (with counsel reasonably acceptable to Lessor), protect and hold Lessor and each of Lessor's officers, directors, partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including attorneys' fees) for death or injury to any person or damage to any property whatsoever (including water tables and atmosphere) arising or resulting in whole or in part, directly or indirectly, from the presence or discharge of Hazardous Materials, in, on, under, upon or from the Premises or from the transportation or disposal of Hazardous Materials to or from the Premises to the extent caused by Lessee whether knowingly or unknowingly, the standard herein being one of strict liability. Lessee's
obligations   hereunder   shall  include,   without   limitation,   and  whether
foreseeable, all cost of any required or necessary repairs, clean-up or detoxification or decontamination of the Premises, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the term of this Lease. For purposes of the indemnity provided herein, any acts or omissions of Lessee or its employees, agents, customers, sub- lessees, assignees, contractors or sub-contractors (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Lessee.

         For purposes of the covenants and agreements contained in this Article XVI.R, inclusive, any acts or omissions of Lessee, its employees, agents, customers, sublessees, assignees, contractors or sub-contractors (except Opus Southwest Corporation and its contractors and subcontractors) shall be strictly attributable to Lessee; any acts or omissions of Lessor, its employees, agents, customers, assignees, contractors or sub-contractors shall be strictly attributable to Lessor.

         S. All obligations of Lessee hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including, without limitation, all payment obligations with respect to Operating Expenses and Real Estate Taxes and all obligations concerning the condition of the Premises.

         T. Any claim which Lessee may have against Lessor for default in performance of any of the obligations herein contained to be kept and performed by Lessor shall be deemed waived unless such claim is asserted by written notice thereof to Lessor within six (6) months of commencement of the alleged default or of accrual of the cause of action and unless suit be brought thereon within one (1) year subsequent to the accrual of such cause of action. Furthermore, Lessee agrees to look solely to Lessor's interest in the Office Complex, together with any rents or other proceeds therefrom, for the recovery of any judgment from Lessor, it being agreed that Lessor, or if Lessor is a partnership, its partners whether general or limited, or if Lessor is a corporation, its directors, officers or shareholders, or if Lessor is a limited liability company, its members, shall never be personally liable for any such judgment.

         U. Lessee shall furnish to Lessor promptly upon demand, a corporate resolution, proof of due authorization of partners, or other appropriate documentation reasonably requested by Lessor evidencing the due authorization of Lessee to enter into this Lease.

         V. This Lease shall not be deemed or construed to create or establish any relationship or partnership or joint venture or similar relationship or arrangement between Lessor and Lessee here-under.

         W. Lessee shall in all respects comply with the Americans With Disabilities Act of 1990 (42 U.S.C. ss. 12101 et seq.), as the same may be amended from time to time, and the Arizonans with Disabilities Act (A.R.S. ss. 41-1492 et seq.) (as amended, the "ADA"), and Lessee agrees to indemnify and save Lessor and its managing agent harmless against and from any and all claims, loss, damage and expense by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from any failure or alleged failure of Lessee to comply with the ADA or arising from any claim made under the ADA in connection with the Premises, and from and against all costs, reasonable attorneys' fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; in case any action or proceeding be brought against Lessor or its managing agent by reason of any such claim, Lessee, upon notice from Lessor, covenants to resist or defend such action or proceeding by counsel reasonably satisfactory to Lessor. Lessor agrees to cause the Tenant Improvements (as hereinafter defined) to be constructed for general office purposes in accordance with the public accommodations provisions of Title III of the Americans With Disabilities Act of 1990 (42 U.S.C. ss. 12101 et seq.) and the Arizonans with Disabilities Act (A.R.S. ss. 41-1492 et seq.), as presently interpreted and enforced by the governmental bodies having jurisdiction thereof. With respect to capital improvements required by the ADA to be made to the Premises after the substantial completion of the Tenant Improvements due to Lessee's particular use of the Premises, Lessee shall be obligated to make such capital improvements, in accordance with the terms and provisions of this Lease, at Lessee's sole cost and expense. With respect to capital improvements required by the ADA to be made to the Premises after the substantial completion of the Tenant Improvements that are not due to Lessee's particular use of the Premises, then such capital improvements shall be made by and paid for by Lessor and shall be amortized on a straight-line basis over the useful life of such improvements and included in Operating Ex-penses. Lessee shall not be required to make any repairs or improvements to the Office Complex (except for the Premises) in order to cause same to be in compliance with the ADA; provided, however, subject to the provisions of Article II hereof, the cost of such modifications made by Lessor may be included in Operating Expenses.

         X. Lessee shall not place, or permit to be placed or maintained, on any exterior door, wall or window of the Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door, or that can be seen through the glass, of the Premises except as specifically approved in writing by Lessor. Nothing contained herein shall be interpreted to prohibit Lessee from placing signs and decorations on the interior of the reception area of the Premises provided such signs and decorations are not visible from the exterior of the Premises. Lessee further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or thing as may be approved, in good condition and repair at all times. Lessee agrees at Lessee's sole cost, that any Lessee sign will be maintained in strict conformance with Lessor's sign criteria, if any, as to design, material, color, location, size, letter style, and method of installation.

ARTICLE XVII.  [Intentionally omitted.]

ARTICLE XVIII. MISCELLANEOUS TAXES: Lessee shall pay, prior to delinquency, all taxes assessed or levied upon its occupancy of the Premises, or upon the trade fixtures, furnishings, equipment and all other personal property of Lessee located in the Premises, and when possible, Lessee shall cause such trade fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the property of Lessor. In the event any or all of Lessee's trade fixtures, furnishings, equipment or other personal property, or Lessee's occupancy of the Premises, shall be assessed and taxed with the property of Lessor, Lessee shall pay to Lessor its share of such taxes within ten (10) days after delivery to Lessee by Lessor of a statement in writing setting forth the amount of such taxes applicable to Lessee's personal property.

ARTICLE XIX. OTHER PROVISIONS: The following are made a part hereof, with the same force and effect as if specifically set forth herein:

         A.       Floor Plan - Exhibit A.
         A-1.     Site Plan of the Office Complex - Exhibit A-1.
         B.       Building Rules and Regulations - Exhibit B.
         C.       Rider To Lease - Exhibit C.
         D.       Form of Subordination, Non-Disturbance and Attornment
                  Agreement - Exhibit D.
         E.       Subordination of Lien Rights - Exhibit E.
         F.       Memorandum of Lease - Exhibit F.
         G.       Janitorial Services - Exhibit G.
         H.       Purchase and Sale Agreement - Exhibit H.
         I.       Parking Garage Plan - Exhibit I.


         IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

LESSOR:                                 LESSEE:

SCOTTSDALE SPECTRUM, L.L.C., an         UDC HOMES, INC., a Delaware
Arizona limited liability               corporation
company

By Opus Southwest Corporation,
   a Minnesota corporation              By /s/ James J. Grogan
   Its Managing Member                    -------------------------
                                          Its Sr. Exec. VP
                                             ----------------------


   By /s/ Thomas W. Roberts
     ------------------------
         Thomas W. Roberts
         Its President

By Globe Corporation, an
   Illinois corporation
   Its Member

   By /s/ George F. Getz
     ---------------------
         George F. Getz
         Its Executive Vice President

                                    EXHIBIT A
                                    ---------

                                   FLOOR PLAN
                                   ----------




                                    Exhibit A
                                  (Page 1 of 1)

                                   EXHIBIT A-1
                                   -----------

                         SITE PLAN OF THE OFFICE COMPLEX
                         -------------------------------



                            Exhibit A-1 (Page 1 of 1)

                                    EXHIBIT B
                                    ---------

                         BUILDINGS RULES AND REGULATIONS
                         -------------------------------


         1. Any sign, lettering, picture, notice or advertisement installed on or in any part of the Premises and visible from the exterior of the Office Complex, or visible from the exterior of the Premises, shall be installed at Lessee's sole cost and expense, and in such manner, character and style as Lessor may approve in writing. In the event Lessee does not remove such unapproved signage within ten (10) days after written notice from Lessor, Lessor may remove the same without any liability and may charge the expense incurred by such removal to Lessee.

         2. No awning or other projection shall be attached to the outside walls of the Office Complex. No curtains, blinds, shades or screens visible from the exterior of the Office Complex or visible from the exterior of the Premises shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Lessor. Such curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner, approved by Lessor.

         3. Lessee and its servants, employees, customers, invitees and guests shall not obstruct sidewalks, entrances, passages, corridors, vestibules, halls, elevators or stairways in and about the Office Complex which are used in common with other tenants and their servants, employees, customers, guests and invitees and which are not a part of the Premises of Lessee. Lessee shall not place objects against glass partitions or doors or windows which would be unsightly from the Office Complex corridors or from the exterior of the Office Complex and will promptly remove any such objects upon notice from Lessor.

         4. Lessee shall not make excessive noises, cause disturbances or vibrations or use or operate any electrical or mechanical devises that emit excessive sound or other waves or disturbances, and Lessee shall not create obnoxious odors (including cigarette, cigar and pipe smoke), any of which may be offensive to the other
                                    Exhibit B
                                  (Page 1 of 4)
tenants and occupants of the Office Complex, or that would interfere with the operation of any device, equipment, radio, television broadcasting or reception from or within the Office Complex or elsewhere and shall not place or install any projections, antennas, aerials or similar devices inside or outside of the Premises or on the Office Complex.

         5. Lessee shall not waste electricity, water or air conditioning and shall cooperate fully with Lessor to insure the most effective operation of the Office Complex's heating and air conditioning systems and shall refrain from attempting to adjust any controls other than unlocked room thermostats, if any, installed for Lessee's use. Lessee shall keep corridor doors closed.

         6. Lessee assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured after normal business hours.

         7. No person or contractor not employed by Lessor shall be used to perform janitorial work, window washing, cleaning, maintenance, repair or similar work in the Premises without the written consent of Lessor; provided, however, nothing contained herein shall prohibit Lessee from obtaining the services of persons or contractors not employed by Lessor to perform services in excess of those services provided by Lessor pursuant to Article V.A hereof.

         8. In no event shall Lessee bring into the Office Complex inflammables, such as gasoline, kerosene, naphtha and benzine, or explosives or any other article of intrinsically dangerous nature. If, by reason of the failure of Lessee to comply with the provisions of this subparagraph, any insurance premium for all or any part of the Office Complex shall at any time be increased, Lessee shall make immediate payment of the whole of the increased insurance premium, without waiver of any of Lessor's other rights at law or in equity for Lessee's breach of this Lease.

         9. Lessee shall comply with all applicable federal, state and municipal laws, ordinances and regulations and building rules and shall not directly or indirectly make any use of the Premises which may be prohibited by any of the foregoing or which may be
                                    Exhibit B
                                  (Page 2 of 4)
dangerous to persons or property or may increase the cost of insurance or require additional insurance coverage.

         10. Lessor shall have the right to prohibit any advertising by Lessee which in Lessor's reasonable opinion tends to impair the reputation of the Office Complex or its desirability as an office complex for office use, and upon written notice from Lessor, Lessee shall refrain from or discontinue such advertising.

         11. The Premises shall not be used for lodging, sleeping or for any immoral or illegal purpose.

         12. Lessee and Lessee's servants, employees and agents, shall observe faithfully and comply strictly with the foregoing rules and regulations and such other and further appropriate rules and regulations as Lessor or Lessor's agent may from time to time adopt pursuant to the terms of this Lease. Reasonable notice of any additional rules and regulations shall be given in writing.

         13. Unless expressly permitted by Lessor, no additional locks or similar devices shall be attached to any door or window and no keys other than those provided by Lessor shall be made for any door. If more than two keys for one lock are desired by Lessee, Lessor may provide the same upon payment by Lessee. Upon termination of this Lease or of Lessee's possession, Lessee shall surrender all keys of the Premises and shall explain to Lessor all combination locks on safes, cabinets and vaults. Lessor acknowledges that Lessee may install locking cabinets in the Premises, and the provisions of this paragraph shall not apply to such cabinets. Lessor shall not unreasonably withhold its consent to Lessee installing Lessee's own locks on certain office spaces or closets within the Premises (if permitted by applicable laws, codes and ordinances).

         14. Any carpeting cemented down by Lessee shall be installed with a releasable adhesive. In the event of a violation of the foregoing by Lessee, Lessor may charge the expense incurred by such removal to Lessee.

         15. The water and wash closets, drinking fountains and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish,
                                    Exhibit B
                                  (Page 3 of 4)
rags, coffee grounds or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the lessee who, or whose servants, employees, agents, visitors or licensees, shall have caused the same. No person shall waste water by interfering or tampering with the faucets or otherwise.

         16. No electrical circuit for any purpose shall be brought into the Premises without Lessor's written permission specifying the manner in which same may be done.

         17. No bicycle (except in the parking area and except as may be brought into the Premises for storage while an employee is at work) or other vehicle, and no dog or other animal, shall be allowed in offices, halls, corridors or elsewhere in the Office Complex.

         18. Lessee shall not throw anything out of the door or windows or down any passageways or elevator shafts.

         19. All loading, unloading, receiving or delivery of goods, supplies or disposal of garbage or refuse shall be made only through entryways and freight elevators provided for such purposes and indicated by Lessor. Lessee shall make all repairs and improvements reasonably required by Lessor or governmental authorities in connection with the use or moving of such articles.

         20. All safes, equipment or other heavy articles shall be carried in or out of the Premises only at such time and in such manner as shall be prescribed in writing by Lessor, and Lessor shall in all cases have the right to specify the proper position of any such safe, equipment or other heavy article, which shall only be used by Lessee in a manner which will not interfere with or cause damage to the Premises or the Office Complex or to the other tenants or occupants of the Office Complex. Lessee shall be responsible for any damage to the Office Complex or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Premises, and shall make all repairs and improvements required by Lessor or governmental authorities in connection with the use or moving of such articles.
                                    Exhibit B
                                  (Page 4 of 4)

         21. Canvassing, soliciting and peddling in the Office Complex is prohibited and all tenants of the Office Complex shall cooperate to prevent the same.

         22. Vending machines shall not be installed without permission of Lessor; provided, however, Lessor consents to the installation of vending machines in the pantry or kitchen area of the Premises for the dispensing of soda and other similar drinks and food to Lessee's employees and guests.

         23. Wherever in these Building Rules and Regulations the word "Lessee" occurs, it is understood and agreed that it shall mean Lessee and Lessee's associates, agents, clerks, servants and visitors. Wherever the word "Lessor" occurs, it is understood and agreed that it shall mean Lessor and Lessor's assigns, agents, clerks, servants and visitors.

         24. Lessee and its servants, employees, customers, invitees and guests shall, when using the common parking facilities, if any, in and around the Office Complex, observe and obey all signs regarding fire lanes and no parking zones, and when parking, shall always park between the designated lines. Lessor reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked or parked in a no parking zone. All vehicles shall be parked at the sole risk of the owner, and Lessor assumes no responsibility for any damage to or loss of vehicles. No vehicles shall be parked overnight; provided, however, Lessee's employees shall be permitted to park overnight on a temporary, occasional basis; and provided, further, however, that Lessee shall be permitted to park overnight, in the common parking facilities, not more than two (2) commercial vehicles owned by Lessee and used in Lessee's business, in an area reasonably designated by Lessor from time to time.

         25. At all times the Office Complex shall be in the charge of Lessor's employee in charge and (a) persons may enter the Office Complex only in accordance with Lessor's regulations, (b) persons entering or departing from the Office Complex may be questioned as to their business in the Office Complex, and the right is reserved to require the use of an identification card or other access device and the registering of such persons as to the hour of entry and departure, nature of visit, and other information deemed necessary
                                    Exhibit B
                                  (Page 5 of 4)
for the protection of the Office Complex, and (c) all entries into and departures from the Office Complex will take place through the main public lobby entrance doors of the Building and one or more other entrances as Lessor shall from time to time designate; provided, however, anything herein to the contrary notwithstanding, Lessor shall not be liable for any lack of security in respect to the Office Complex whatsoever. Lessor will normally not enforce clauses (a),
(b) and (c) above from 7:00 a.m. to 6:00 p.m., Monday through Friday, and from 8:00 a.m. to 1:00 p.m. on Saturdays, but it reserves the right to do so or not to do so at any time at its sole discretion. In case of invasion, mob, riot, public excitement or other commotion, Lessor reserves the right to prevent access to the Office Complex during the continuance of the same by closing the doors or otherwise, for the safety of the tenants or the protection of the Office Complex and the property therein. Lessor shall in no case be liable for damages for any error or other action taken with regard to the admission to or exclusion from the Office Complex of any person.

         26. All entrance doors to the Premises shall be locked when the Premises are not in use. All corridor doors shall also be closed during times when the air conditioning equipment in the Office Complex is operating so as not to dissipate the effectiveness of the system or place an overload thereon.

         27. Lessor reserves the right at any time and from time to time to rescind, alter or waive, in whole or in part, any of these Building Rules and Regulations when it is deemed necessary, desirable or proper, in Lessor's judgment, for its best interest or for the best interest of the tenants of the Office Complex.

         28. Smoking shall be permitted only in the smoking areas located outside of the building, as designated and redesignated from time to time by Lessor, and Lessee and its servants, employees, customers, invitees and guests shall not smoke anywhere at the Office Complex (other than the smoking areas designated by Lessor), including without limitation Lessee's Premises and the sidewalks, entrances, passages, corridors, halls, elevators and stairways of the Office Complex. Lessor agrees that the designated smoking area shall not be located immediately adjacent to the main public entrance to the Building.
                                    Exhibit B
                                  (Page 6 of 4)

                                                                 Initials:

                                                                 Lessor_________

                                                                 Lessee_________
                                    Exhibit B
                                  (Page 7 of 4)

                                    EXHIBIT C
                                    ---------

                              RIDER TO OFFICE LEASE
                              ---------------------

                       SCOTTSDALE SPECTRUM/UDC HOMES, INC.


ARTICLE XX. PROHIBITION ON CERTAIN AGREEMENTS: In no event shall Lessee or any other person having an interest in the possession, use, occupancy or utilization of the Premises enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of space in the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part of the net income or profits derived by any person from the portion of the Premises leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.

ARTICLE XXI. SECURITY DEPOSIT: Lessor shall not initially require a security deposit from Lessee, and Lessee acknowledges that Lessee has not paid any cash security deposit to Lessor under this Lease. However, in the event of any monetary default by Lessee under this Lease which is not cured within the applicable cure period, which monetary default is followed by a second monetary default within twelve (12) months of such first monetary default by Lessee under this Lease which is not cured within the applicable cure period, then, upon expiration of the cure period with respect to such second monetary default, Lessee shall immediately become obligated to pay to Lessor in cash the sum of Forty-Eight Thousand Nine Hundred Fifty-Eight and 33/100ths Dollars ($48,958.33), as and for a security deposit for the full and faithful performance by Lessee of each and every term, covenant and condition of this Lease. Such security deposit shall be delivered by Lessee to Lessor upon the expiration of the cure period for such second default by Lessee. In the event that Lessee defaults in respect to any of the terms, provisions, covenants and conditions of this Lease, including, but not limited to, the payment of any rentals or other charges or items to be paid or provided for by Lessee, Lessor may use, apply or retain the whole or any part of the security so deposited for
                                    Exhibit C
                                 (Page 1 of 17)
the payment of any such rentals in default or for any other sum which Lessor may expend or be required to expend by reason of Lessee's default, including, but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency may accrue before or after reentry by Lessor. Lessee shall not be entitled to any interest on the security deposit. It is expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Lessor's damages in case of Lessee's default. Upon application of any part of the deposit by Lessor as provided herein, Lessee shall pay to Lessor on demand the amount so applied in order to restore the security deposit to its original amount. Any application of the deposit by Lessor shall not be deemed to have cured Lessee's default by reason of which the application is made.

         In the event of a bona fide sale of the building of which the Premises are a part (the "Building"), Lessor shall have the right to transfer the security deposit to its vendee for the benefit of Lessee and thereafter Lessor shall be released of all liability for the return of such deposit and Lessee agrees to look to said vendee for the return of its security deposit. It is agreed that this provision shall apply to every transfer or assignment made of the security deposit to any new landlord.

         This security deposit shall not be assigned or encumbered by Lessee. It is expressly understood that the reentry of the Premises by Lessor for any default on the part of Lessee prior to the expiration of the term of this Lease shall not be deemed a termination of this Lease so as to entitle Lessee to recover the security deposit, and the security deposit shall be retained and remain in the possession of Lessor until the end of the term of this Lease.

         Actions by Lessor against Lessee for breach of this Lease shall in no way be limited or restricted by the amount of the security deposit and resort to such deposit shall not waive any other rights or constitute an election of remedies which Lessor may have.

ARTICLE XXII. LOCK BOX: Lessor may from time to time designate a lock box collection agent for the collection of rents or other charges due Lessor. In such event, the payment made by Lessee to the lock box shall be the date of receipt by the lock box collection agent of such payment (or the date of collection of any such
                                    Exhibit C
                                 (Page 2 of 17)
sum if payment is made in the form of a negotiable instrument thereafter dishonored upon presentment); however, for the purpose of this Lease, no such payment or collection shall be deemed a waiver by Lessor of any breach by Lessee of any term, covenant or condition of this Lease nor a waiver of any of Lessor's rights or remedies and any payment of amounts other than that deemed due and proper by Lessor shall not prejudice Lessor in any manner nor constitute a waiver and Lessor shall hereby be authorized to retain the proceeds of any payments by Lessee, whether restrictively endorsed or otherwise, and apply same to the amounts due and payable from Lessee under this Lease without waiver.

ARTICLE XXIII. PRIOR PROPOSALS: All prior proposals in respect to this Lease are hereby terminated.

ARTICLE XXIV. USE: Notwithstanding anything to the contrary contained in this Lease, during the term of this Lease and any extensions or renewals, Lessee shall not use or permit any portion of the Premises to be used for (i) the operation of a title company or title agency or for providing services typically offered by escrow agents in connection with real estate transactions (except that Lessee may engage in such use to the extent that Lessee first obtains the written approval to do same from the lessee under that certain Office Lease dated as of February 12, 1996, by and between Opus Southwest Corporation, a Minnesota corporation, as Lessor, and First American Title Insurance Company, a California corporation, as Lessee), or (ii) the discount or retail sale and/or brokerage of securities and/or commodities, or (iii) the operation of a bank or the provision of trust services, provided that this clause (iii) shall not prohibit Lessee from engaging in mortgage lending for new homes constructed by Lessee (collectively, the "Restricted Uses"). Lessee acknowledges that Lessor may, in addition to the Restricted Uses, hereafter grant other exclusive or prohibited uses to or for the benefit of other tenants or occupants of the Office Complex, and Lessee agrees that neither it nor any successor, assign, concessionaire, subtenant or assignee shall use the Premises, or any part thereof, in any way that would violate any such exclusive or prohibited use of which Lessee has received written notice, so long as such exclusive or prohibited use does not prohibit the use of the Premises for any permitted office purpose for which Lessee is then using the Premises. Upon receipt by Lessee of written notice of any such exclusive or prohibited use hereafter granted to or for
                                    Exhibit C
                                 (Page 3 of 17)
the benefit of another tenant or occupant of the Office Complex, such exclusive or prohibited use shall automatically be deemed to be an additional Restricted Use, so long as such exclusive or prohibited use does not prohibit the use of the Premises for any permitted office purpose for which Lessee is then using the Premises. Lessee agrees that it will not withhold or delay its written acknowledgement of the addition of any such additional exclusive or prohibited use to the first sentence of this Article as an additional Restricted Use if such acknowledgement is requested in writing by Lessor (which acknowledgment may be in the form of an amendment to this Lease or in any other reasonable form), and in the event Lessee fails to furnish such written acknowledgement within fifteen (15) days after Lessee's receipt of Lessor's written request therefor, Lessee shall be deemed to have given such written acknowledgement as of the expiration of such 15- day period.

         Lessee shall comply with the terms of any encumbrances, covenants, conditions, restrictions or other matters now of record or hereafter recorded against the Office Complex.

ARTICLE XXV. RENT ABATEMENT: Notwithstanding anything contained in Article II ("Additional Rent") hereof to the contrary, Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses to be paid by Lessee under Article II during the first twenty-four months of the initial ten-year term of this Lease shall accrue as obligations of Lessee to Lessor but shall not be payable until such time as a default by Lessee occurs under this Lease and such default is not cured within the applicable cure period under this Lease. Upon the occurrence of a default within the first twenty-four (24) months of the term hereof by Lessee that is not cured within the applicable cure period, Lessee shall immediately become obligated to deliver to Lessor all of Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses that accrued during the first twenty-four (24) months of the initial ten-year term of this Lease. If Lessee complies with all the terms and conditions of this Lease throughout the first twenty-four (24) months of the term of this Lease, Lessee's obligation to pay Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses that accrued during the first twenty-four (24) months of the initial ten-year term of
this  Lease  shall   automatically   terminate   upon  the
                                    Exhibit C
                                 (Page 4 of 17)
expiration of the twenty-fourth (24th) month of the term of this Lease and Lessee shall thereafter be released from such obligation.

ARTICLE XXVI.  TENANT IMPROVEMENTS:

         A. Lessor shall provide, at no cost to Lessee, the base building improvements for the Premises, which shall consist of the installation of a 2' x 4' ceiling grid, 2' x 2' acoustical tiles stockpiled on the floor, 2' x 4' parabolic fluorescent light fixtures stockpiled on the floor (at one (1) fixture per 80 usable square feet), the installation of the primary distribution of the HVAC system and the shell building fire protection sprinkler system, and mini blinds stockpiled on the floor. All of the foregoing items shall be either stockpiled or installed, as applicable, using Lessor's building standard improvements. All additional improvements to the base building will be so-called "Tenant Improvements" to be installed by Lessor but to be selected by Lessee as hereinafter set forth and paid for by Lessee subject to Lessor providing the Tenant Improvement Allowance (as hereinafter defined). Lessor shall provide a tenant improvement allowance (the "Tenant Improvement Allowance") equal to the product of Nineteen and No/100ths Dollars ($19.00) multiplied by the useable area of the Premises. Lessor shall, with respect to all major subcontracts, cause Lessor's general contractor to solicit bids for the Tenant Improvements from three (3) qualified subcontractors, and shall provide Lessee with the opportunity to examine said bids upon request by Lessee.

         B.  If  the  price  of  the  Tenant  Improvements  exceeds  the  Tenant
Improvement Allowance, Lessee shall pay Lessor, in cash, upon substantial completion of the Tenant Improvements, the amount by which the price of the Tenant Improvements exceeds the Tenant Improvement Allowance.

         C. On or before the date of this Lease, Lessee has provided to Lessor a space plan of the Tenant Improvements which Lessee desires for Lessor to construct, which space plan has been approved by Lessor (the "Space Plan"). Lessee shall prepare working drawings for construction of such Tenant Improvements, which working drawings shall be submitted to Lessor for Lessor's review and approval. In granting or withholding such approval, Lessor shall not be arbitrary or capricious, and objections to or
                                    Exhibit C
                                 (Page 5 of 17)
disapproval of such working drawings shall be limited to those items which are inconsistent with the Space Plan. Lessee shall be responsible for Lessor's costs (including lost rent) arising out of delays in completing the Tenant Improvements caused by Lessee. Lessee also agrees to refrain from ordering long lead time items which would delay substantial completion of the Tenant Improvements.

ARTICLE XXVII. PARKING: Lessor shall license vehicle parking spaces to Lessee and Lessee's business on the following terms and conditions.

         Lessor shall provide ten (10) vehicular parking spaces as exclusive parking spaces ("Reserved Spaces") for Lessee and its employees in the enclosed parking garage portion of the Office Complex. Such Reserved Spaces are depicted on Exhibit I attached hereto and incorporated herein (the "Parking Garage Plan"). This license is for Reserved Spaces in the general parking area to be designated and redesignated from time to time by Lessor; provided, however, Lessor may require Lessee to park in a specific location. Lessor shall not be liable to Lessee for the failure of any of its tenants, invitees, employees, agents or customers or any third parties to comply with the designation of the Reserved Spaces.

         Lessor shall provide fifty (50) vehicular parking spaces on an unreserved basis ("Unreserved Spaces") for Lessee and its employees in the enclosed parking garage portion of the Office Complex. This license is for Unreserved Spaces in the general parking area to be designated and redesignated from time to time by Lessor; provided, however, Lessor may require Lessee to park in a specific location. Lessor shall not be liable to Lessee for the failure of any of its tenants, invitees, employees, agents or customers or any third parties to comply with the designation of the Unreserved Spaces.

         The parking fees for the Reserved Spaces shall be abated for the first twelve (12) months of the initial ten-year term hereof; provided, however, that charges for parking garage access devices and name plates for reserved spaces shall be paid for by Lessee upon receipt of invoice from Lessor. Thereafter, Lessee agrees to pay as a monthly fee for such license of parking spaces Lessor's then current fee for each Reserved Space and Unreserved Space licensed, payable on or before the first day of each month in
                                    Exhibit C
                                 (Page 6 of 17)
advance, which monthly fee may be changed by Lessor as of the first day of any month by giving not less than thirty (30) days written notice thereof to the Lessee. During the initial sixty (60) month period of the initial ten-year, zero month term hereof, Lessor's monthly parking fees will be $50.00 per month for reserved parking spaces and $25.00 per month for covered unreserved parking spaces. During the second sixty (60) month period of the initial ten-year, zero-month term hereof, Lessor's monthly parking will be $57.50 per month for reserved parking spaces and $28.75 per month for unreserved spaces. Thereafter, provided that Lessee has elected to extend the term of this Lease, Lessee agrees to pay as a monthly fee for each Reserved Space and each Unreserved Space referenced in the preceding paragraph an amount equal to the market rate from time to time for each such Reserved Space and Unserved Space. For purposes of this Article, "market rate" shall mean the fair market monthly parking fee being charged from time to time, as reasonably determined by Lessor, by owners of first-class office complexes similar in quality and size as the Office Complex and located in Scottsdale, Arizona. As the market rate changes from time to time, the monthly fee charged by Lessor to Lessee for each of such Reserved Spaces and Unreserved Spaces shall be adjusted accordingly.

         In addition to the Reserved Spaces and the Unreserved Spaces, Lessor shall provide to Lessee, for the first twelve (12) months of the term hereof only, up to an additional fifty (50) vehicular parking spaces on an unreserved basis (the "Additional Unreserved Spaces"), as requested by Lessee in writing on or before the Commencement Date, for Lessee and its employees in the enclosed parking garage portion of the Office Complex. This license is for Additional Unreserved Spaces in the general parking area to be designated and redesignated from time to time by Lessor; provided, however, Lessor may require Lessee to park in a specific location. During the first twelve (12) months of the term hereof, Lessee agrees to pay, as a monthly fee for each Additional Unreserved Space, the sum of $25.00, payable on or before the first day of each month in advance. From and after the expiration of the first twelve (12) months of the term hereof, Lessee agrees to pay for any such Additional Unreserved Spaces licensed by Lessee (subject to the next succeeding sentence) Lessor's then current fee for each such Additional Unreserved Space. After the expiration of the twelfth (12th) month of the initial term of this Lease, and from
                                    Exhibit C
                                 (Page 7 of 17)
time to time thereafter, Lessor may, in its sole discretion, terminate Lessee's license of any or all of the Additional Unreserved Spaces by delivering written notice thereof to Lessee. On the date two (2) days after receipt of such notice, Lessee shall have no further rights to the Additional Unreserved Spaces identified therein. Only vehicles designated by Lessee to Lessor may be parked or stored in Additional Unreserved Spaces; provided, however, that Lessee may change its automobile designations at any time upon written notice to Lessor or for temporary use upon notification given to the garage attendant, if any. No more than one automobile per space licensed hereunder shall be parked or stored under Lessee's rights hereunder at any one time. Lessor shall cause the parking garage and surface parking area to be lighted in accordance with applicable codes, laws and ordinances, and Lessor shall cause the parking garage to be lighted with security lighting from dusk until dawn, seven days per week.

         This license is for self-service storage or parking only and does not include the rights to any additional services, which services may be made available by Lessor from time to time at an additional charge.

         It is understood that Lessor and its agents and employees shall not be liable for loss or damage to any vehicle parked or stored by Lessee or under Lessee's rights herein and/or to the contents thereof caused by fire, theft, explosion, freezing of circulation system of any automobile, strikes, riots or by any other causes and Lessee (1) waives any claim against Lessor for and in respect thereto, and (2) hereby agrees to indemnify and defend Lessor against all claims for any loss or damage to any such vehicle or its contents from any cause whatsoever. It is further expressly understood that the relationship between Lessor and Lessee with respect to the parking spaces constitutes a license to use said garage subject to the terms and conditions herein only and that neither such relationship nor the storage or parking of any automobile thereunder shall constitute a bailment nor create the relationship of bailor and bailee.

         In the event the garage referenced shall be damaged by fire or other casualty rendering it unusable by Lessee, the fee provided for herein shall be abated (pro rata based on the portion of the Lessee's stalls which are unusable) from the date ten (10) days
                                    Exhibit C
                                 (Page 8 of 17)
after the date the garage becomes unusable until it again becomes usable. Further, if all or any part of the garage is taken by eminent domain proceedings, Lessor shall be entitled to all of the award in the proceedings and may terminate this parking arrangement in the event of a total taking or reduce the number of stalls licensed hereunder in proportion to the extent of any partial taking upon written notice to Lessee. If the garage is damaged by fire or other casualty, Lessor will cause it to be repaired with due diligence.

         Subject to the abatement provided for in the preceding paragraph, Lessor shall have the right to temporarily close any portion of the garage and deny access thereto in connection with any repairs or in an emergency, as it may require, without liability, cost or abatement of fee.

         Lessee shall perform, observe and comply with such rules of the Office Complex as may be reasonably adopted by Lessor in respect to the use and operation of said garage. Lessor acknowledges that Lessee will from time to time throughout the term hereof conduct meetings in the Premises which include Lessee's employees, agents and contractors, and that the parking requirements may have an adverse impact on the amount of parking available for visitors in the visitor parking area. Lessee agrees to reasonably cooperate with Lessor in scheduling said meetings so as to minimize any adverse effect on the ability of the visitors of other tenants to utilize said visitor parking.

         Lessee shall, when using the parking facilities of said garage, observe and obey all signs regarding fire lanes and no parking zones, and when parking always park between designated lines. Lessor reserves the right to tow away, or otherwise impound, at the expense of the owner or operator, any vehicle which is improperly parked or parked in a no parking zone.

         In the event a key or other access device is supplied by Lessor to Lessee in connection with the rights granted herein, Lessee will surrender such key or access device to Lessor upon termination of this Lease.

         Lessor shall designate the two (2) parking spaces depicted on Exhibit A-1 as "Reserved - UDC" for the use of Lessee's visitors.
                                    Exhibit C
                                 (Page 9 of 17)

ARTICLE XXVIII. CONFIDENTIALITY: Lessee agrees to keep this Lease and the terms hereof in confidence, and not to publish or disclose, in whole or in part, the same without Lessor's prior written consent, which consent may be withheld in Lessor's sole discretion; provided, however, the foregoing shall not apply to disclosures required to be made by Lessee to Lessee's attorneys, accountants, lenders, prospective lenders, prospective subtenants and assigns, and as may be required by law or court order.

ARTICLE XXIX. DEFAULT OF LESSOR: In the event of any alleged breach by Lessor of its covenants contained in this Lease, Lessee shall have available all rights and remedies provided at law or in equity, subject to the terms and conditions of this Lease; provided, however, Lessee may not exercise any such right or remedy unless Lessee has notified Lessor and any party having a recorded mortgage or bond indenture lien against the property by written notice of such alleged default, and the notified party or parties have not cured such default within the thirty (30) day period subsequent to receipt of such notice or, in the event such alleged default is of such a nature that it cannot reasonably be cured within such thirty-day period, such notified party or parties have failed to cure such alleged default with all due diligence.

ARTICLE XXX. FINANCIAL STATEMENTS: Lessee agrees to provide to Lessor upon Lessee's execution of this Lease and prior to Lessor executing same, and within thirty (30) days after Lessor's request therefor not more than once annually during the term of this Lease, complete, accurate up-to-date financial statements prepared according to generally accepted accounting principles consistently applied, certified by Lessee's chief financial officer as an officer of Lessee, that same are a true, complete and correct statement of the financial condition of Lessee as of the date of such financial statements. Notwithstanding anything to the contrary herein, Lessor may request such financial statements in connection with a proposed sale or refinancing of the Premises or the Office Complex. Lessor agrees to keep such financial statements in confidence, and not to publish or disclose, in whole or in part, the same without Lessee's prior written consent, which consent may be withheld in Lessee's sole discretion; provided, however, that the provisions of this Article shall not apply to any disclosure required by legal authorities or any disclosure to Lessor's banks, lenders, consul-
                                    Exhibit C
                                 (Page 10 of 17)
tants, architects, accountants, attorneys, employees or agents in connection with such proposed sale or financing transaction.

ARTICLE XXXI. COMMENCEMENT DATE MEMORANDUM; MEASUREMENT OF RENTABLE AREA: Lessee acknowledges that the Office Complex is not constructed as of the date of this Lease and that the Base Rent, the square footage of the Premises as determined in accordance with the provisions of this Article XXXI, Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses, the Expense Stop, the Tenant Improvement Allowance, and certain other items set forth in this Lease will be calculated based on the useable area of the Premises, the rentable area of the Premises, and the rentable area of the Office Complex.

         Promptly after the commencement of the term of this Lease, a memorandum (the "Commencement Date Memorandum") shall be prepared by Lessor and executed by Lessor and Lessee. The Commencement Date Memorandum shall set forth the date on which the term of this Lease commenced, the expiration date of the initial ten-year term, the useable area of the Premises, the rentable area of the Premises, and the rentable area of the Office Complex (all as certified by Lessor's architect), the Base Rent, the Expense Stop, and the percentage initially to be used to calculate Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses.

         Lessor's architect shall compute and certify the "Premises Usable Area," the "Office Complex Rentable Area" and the "Floor R/U Ratio " in accordance with ANSI Z65.1-1996, as published by the Building Owners and Managers Association International (aka "BOMA"). Lessor's architect has reviewed the Space Plan and determined that, upon construction of the Premises, the Floor R/U Ratio (as defined in ANSI Z65.1-1996 of the Premises will be 1.088. In no event shall the Floor R/U ratio exceed 1.088. The Premises Rentable Area shall be equal to the Floor R/U Ratio (1.088) multiplied by the Premises Useable Area (which represents a load factor of 8.8%). Upon substantial completion of the Premises, Lessee shall have the right to verify the Premises Usable Area and the Floor R/U Ratio, as certified by Lessor's architect.

ARTICLE XXXII. FUTURE DEVELOPMENT: Lessor and Lessee understand and agree that the Office Complex as initially constructed is the first phase ("Phase I") of a proposed two-phase integrated commer-
                                    Exhibit C
                                 (Page 11 of 17)
cial real estate development (the second phase hereinafter referred to as "Phase II"). Upon substantial completion of Phase II, the Office Complex for purposes of this Lease may, at Lessor's option, include all of the land within Phase II and all easement areas appurtenant thereto, and all buildings, improvements and personal property of Lessor used in connection with the operation or maintenance thereof located therein and thereon and the appurtenant parking facilities.

         Upon substantial completion of Phase II and election of Lessor, the Property shall thereafter be deemed to mean the land (and all easement areas appurtenant thereto) on which both Phase I and Phase II are located; and the Office Complex as that term is used herein shall be deemed to mean all buildings and improvements and personal property of Lessor used in connection with the operation or maintenance thereof and appurtenant parking facilities located on Phase I and Phase II.

         If Lessor so elects, upon substantial completion of Phase II and redefinition of the terms "Property" and "Office Complex" as hereinabove described, the percentage set forth as "Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses" in Article II.F herein, shall be recomputed on the basis of the rentable area of the Premises compared to the rentable area of the Office Complex (as expanded) subject to adjustment on the basis of ninety-five percent (95%) of the total average rentable area of the Office Complex (as expanded) pursuant to said Article II.F.

         In no event shall this Article be deemed to require Lessor to develop or construct Phase II (nor require Lessor to combine Phase I and Phase II as hereinabove allowed) or any addition or modification to the Office Complex (as originally defined herein or otherwise), nor is this intended in any manner to be a representation or warranty that Phase II will at any time be constructed or developed by Lessor. Lessor shall retain the right to increase or decrease the size of Phase I or Phase II and make other changes to the Property and the legal description of the Office Complex subject to the terms hereof.

ARTICLE XXXIII. FIRST OPTION TO EXTEND: Lessee shall have the right, subject to the provisions hereinafter provided, to extend the term of this Lease for one
(1) period of five (5) years on the
                                    Exhibit C
                                 (Page 12 of 17)
terms and provisions of this Article XXXIII. Such five-year renewal period is sometimes herein referred to as the "First Renewal Term". The conditions of such First Renewal Term shall be as follows:

         (a) That this Lease is in full force and effect and Lessee is not in default in the performance of any of the terms, covenants and conditions herein contained, in respect to which notice of default has been given hereunder which has not been or is not being remedied in the time limited in this Lease, at the time of exercise of the right of renewal, but Lessor shall have the right at its sole dis- cretion to waive the non-default conditions herein.

         (b) That such First Renewal Term shall be on the same terms, covenants and conditions as in this Lease; provided, however,
                  (i) the annual Base Rent for such First Renewal Term shall be an amount equal to ninety-five percent (95%) of the fair market Base Rent rate for such space (taking into account the then-current rental concessions (if any), tenant improvement allowance (if any), and broker's commissions (if any), applicable to such First Renewal Term) on the date such renewal term shall commence in relation to comparable (in quality, location and size) space located in Scottsdale, Arizona (a "Comparable Building"), and (ii) the "expense stop" for such First Renewal Term shall be adjusted to a then-current market rate expense stop for a Comparable Building. The determination of such fair market Base Rent for the Premises shall be made no later than the date that is eleven
                  (11) months prior to commencement of the First Renewal Term. Provided Lessee has properly elected to renew the term of this Lease, and if Lessor and Lessee fail to agree at least eleven
                  (11) months prior to commencement of the First Renewal Term upon the fair market Base Rent of the Premises, the fair market Base Rent of the Premises shall be determined by appraisal in accordance with the provisions of Article XXXV ("Appraisal") hereof. Notwithstanding anything to the contrary contained in this Article, in no event shall the Base Rent of the Premises for the First Renewal Term be less than the Base Rent (exclusive of temporary abate-
                                    Exhibit C
                                 (Page 10 of 17)
                  ments) payable by Lessee under the terms of this Lease immediately prior to commencement of such First Renewal Term.

         (c) That Lessee shall exercise its right to the First Renewal Term provided herein, if at all, by notifying Lessor in writing of its election to exercise the right to renew the term of this Lease no later than nine (9) months prior to end of the initial ten-year, zero-month term. Upon notification with respect to such renewal, and for a period of thirty (30) days thereafter, the parties hereto shall make a good faith effort to agree upon the fair market Base Rent of the Premises for such First Renewal Term. In the event that Lessor and Lessee fail to agree within the thirty (30) day time period set forth in this subparagraph (c), the fair market Base Rent of the Premises for such First Renewal Term shall be determined by appraisal in the manner set forth in Article XXXV hereof. Any determination by appraisal or any agreement reached by the parties hereto with respect to such fair market Base Rent and resulting Base Rent of the Premises for such First Renewal Term shall be expressed in writing and shall be executed by the parties hereto, and a copy thereof delivered to each of the parties.

ARTICLE XXXIV. SECOND OPTION TO EXTEND: If and only if Lessee has exercised its option to extend the term of this Lease for the First Renewal Term and this Lease is in full force and effect, Lessee shall have the right, subject to the provisions hereinafter provided, to further extend the term of this Lease for one (1) period of five (5) years on the terms and provisions of this Article XXXIV. Such five-year renewal period, which is sometimes hereinafter referred to as the "Second Renewal Term", shall commence on the day after the expiration of the First Renewal Term. The conditions of such Second Renewal Term shall be as follows:

         (a) That this Lease is in full force and effect and Lessee is not in default in the performance of any of the terms, covenants and conditions herein contained, in respect to which notice of default has been given hereunder which has not been or is not being remedied in the time limited in this Lease, at the time of exercise of the right of
                                    Exhibit C
                                 (Page 14 of 17)
                  renewal, but Lessor shall have the right at its sole discretion to waive the non-default conditions herein.

         (b) That such Second Renewal Term shall be on the same terms, covenants and conditions as in this Lease; provided, how-ever, the annual Base Rent for such Second Renewal Term shall be an amount equal to ninety-five percent (95%) of the fair market Base Rent rate for such space (taking into account rental concessions (if any), tenant improvement allowance (if any), and broker's commissions (if any), applicable to such Second Renewal Term) on the date such renewal term shall commence in relation to a Comparable Building, and (ii) the "expense stop" for such Second Renewal Term shall be adjusted to a then-current market rate expense stop for a Comparable Building. The determination of such fair market Base Rent for the Premises shall be made no later than the date that is eleven (11) months prior to commencement of the Second Renewal Term. Provided Lessee has properly elected to renew the term of this Lease, and if Lessor and Lessee fail to agree at least eleven (11) months prior to commencement of the Second Renewal Term upon the fair market Base Rent of the Premises, the fair market Base Rent of the Premises shall be determined by appraisal in accordance with the provisions of Article XXXV hereof. Notwithstanding anything to the contrary contained in this Article, in no event shall the Base Rent of the Premises for the Second Renewal Term be less than the Base Rent (exclusive of temporary abatements) payable by Lessee under the terms of this Lease immediately prior to commencement of such Second Renewal Term.

         (c) That Lessee shall exercise its right to the Second Renew- al Term provided herein, if at all, by notifying Lessor in writing of its election to exercise the right to renew the term of this Lease no later than nine (9) months prior to end of the First Renewal Term. Upon notification with respect to such renewal, and for a period of thirty (30) days thereafter, the parties hereto shall make a good faith effort to agree upon the fair market Base Rent of the Premises for such Second Renewal Term. In the event that Lessor and Lessee fail to agree within
                                    Exhibit C
                                 (Page 15 of 17)
                  the thirty (30) day time period set forth in this sub-paragraph (c), the fair market Base Rent of the Premises for such Second Renewal Term shall be determined by appraisal in the manner set forth in Article XXXV hereof. Any determination by appraisal or any agreement reached by the parties hereto with respect to such fair market Base Rent and resulting Base Rent of the Premises for such Second Renewal Term shall be expressed in writing and shall be executed by the parties hereto, and a copy thereof delivered to each of the parties.

ARTICLE XXXV. APPRAISAL: Within seven (7) days after the expiration of the period within which Lessor and Lessee were to reach agreement on the fair market Base Rent as provided in Article XXXIII or Article XXXIV, Lessor and Lessee shall mutually appoint an appraiser that has at least five (5) years full-time commercial appraisal experience and is a member of the American Institute of Real Estate Appraisers. If Lessor and Lessee are unable to agree upon an appraiser, either of the parties to this Lease, after giving five (5) days prior written notice to the other party, may apply to the then president of the Phoenix Board of Realtors for the selection of an appraiser who meets the foregoing qualifications, which selection shall be made within fifteen (15) days. The appraiser selected by the president of the Board of Realtors shall be a person who has not previously acted in any capacity for either party, its affiliates or leasing agents and who meets the above experience qualifications. Lessor and Lessee shall each, within seven (7) days of the appointment (either by agreement or selection) of the appraiser, submit to the appraiser such parties' determination of the fair market Base Rent for purposes of Article XXXIII or Article XXXIV, as the case may be. Within twenty (20) days after the conclusion of the above-referenced seven-day period, the appraiser shall review each of the Lessor's and Lessee's sub- mittals and shall review such other information as such appraiser shall deem necessary (a party may furnish the appraiser with any information it deems relevant) and shall determine which of the two submittals is the more reasonable. The appraiser shall immediately notify the parties of his or her selection, and such selection shall be multiplied by ninety-five percent (95%) to determine the Base Rent of the Premises for the First Renewal Term or the Second Renewal Term, as the case may be; provided, however, that the Base Rent of the Premises for the First Renewal Term or the Second
                                    Exhibit C
                                 (Page 16 of 17)

Renewal Term, as the case may be, shall in no event be less than the Base Rent payable by Lessee under the terms of this Lease immediately prior to the commencement of the applicable renewal term. If, upon the expiration of the above-referenced seven-day period, the appraiser shall have received one of the party's submittals as to the fair market Base Rent, but not both, the appraiser shall designate the submitted item as the fair market Base Rent to be used to calculate the Base Rent for the Premises for the First Renewal Term or the Second Renewal Term in the manner provided in the previous sentence, and the appraiser shall immediately notify the parties of same. Notwithstanding the foregoing two sentences, in no event shall the Base Rent of the Premises for the First Renewal Term or the Second Renewal Term be less than the Base Rent (exclusive of temporary abatements) payable by Lessee under the terms of this Lease immediately prior to commencement of the applicable renewal term.

ARTICLE XXXVI. FIRST RIGHT OF OFFER: Subject to the terms and conditions set forth in this Article XXXVI, Lessor hereby grants to Lessee the first right ("First Right") to be offered by Lessor the opportunity to lease the remainder of the rentable square feet of space located on the first floor of the Building in which the Premises is located. If, at any time while this First Right is in effect, Lessor should intend to lease any portion of such space to a third party tenant, then Lessor shall first offer to lease such space to Lessee. In the event Lessor offers to Lease such space (or portion thereof) to Lessee pursuant to this Article XXXVI, Lessee shall notify Lessor in writing within ten (10) days of its receipt of Lessor's notice whether Lessee desires to offer to lease such space from Lessor. If Lessee notifies Lessor in writing within such ten-day period that Lessee does not desire to lease such space, or if Lessee does not respond in writing to Lessor's notice within such ten-day period, then, in either of the above instances, Lessor's obligations under this Article XXXVI shall automatically terminate with respect to the space proposed to be leased and be of no further force or effect and Lessor shall thereafter be entitled to lease such space. If Lessee notifies Lessor in writing within such ten-day period that Lessee desires to lease such space from Lessor, the parties shall thereafter negotiate for Lessee's lease of the space from Lessor; provided, however, that if Lessor and Lessee fail to mutually agree upon the terms of Lessee's lease of such space and to execute a written amendment to this Lease within
                                    Exhibit C
                                 (Page 17 of 17)
fifteen (15) days of the date of Lessee's receipt of written notice (which amendment shall contain the terms mutually agreed to by the parties for Lessee's lease of such space), then Lessor's obligations under this Article XXXVI shall automatically terminate with respect to the space proposed to be leased and be of no further force or effect at the end of such fifteen-day period. If Lessor becomes entitled to lease such space (or any portion thereof) to a third party and does not within ninety (90) days thereafter lease such space to a third party, or if Lessor leases all or any portion of such space to a third party and the lease between Lessor and such third party thereafter expires and the third party then has no further rights to such space, Lessee shall once again have the First Right to lease such space, as set forth in this Article, and Lessor shall once again be required to comply with the provisions of this Article prior to leasing such space to another tenant. Notwithstanding anything to the contrary contained in this Article XXXVI, in the event Lessee's First Right as set forth in this Article XXXVI is still in effect at the end of the initial ten-year term of this Lease, such First Right shall automatically terminate on the last day of the initial ten-year term of this Lease. The purpose of this Article is to provide notice to Lessee so that Lessee may be in a position to offer to lease such space on a competitive basis with others, and, notwithstanding anything to the contrary contained in this Article XXXVI, nothing in this Article XXXVI shall be deemed to be an option or right of first refusal.

ARTICLE   XXXVII.   CAP  ON  INCREASE  IN   CONTROLLABLE   OPERATING   EXPENSES:
Notwithstanding anything to the contrary contained in Article II ("Additional Rent") of this Lease, the portion of Operating Expenses other than insurance premiums, costs of utilities and taxes used to calculate Lessee's Pro Rata Share of Excess Real Estate Taxes and Operating Expenses for each Lease Year shall not increase beyond an amount equal to one hundred five percent (105%), of the amount of such Operating Expenses during the prior Lease Year. A pro rata adjustment shall be made for a fractional Lease Year occurring during the term of this Lease based upon the number of such days of the term of this Lease during said Lease Year.

ARTICLE XXXVIII. SIGNAGE: Provided Lessee at its cost receives all necessary governmental and quasi-governmental approvals there- for, Lessor shall allow Lessee to erect a sign, not to exceed twenty-five (25) square feet in area, on the exterior of the Office
                                    Exhibit C
                                 (Page 18 of 17)

Complex, in the location depicted on Exhibit A-1, which sign shall be Lessee's name, "subordinate" to Lessor's building designation sign and other signs located on the building as depicted on Exhibit A-1. Lessor shall cause Lessee's sign to be the only sign on the southern half of the Scottsdale Road frontage of the Building and to cause only one other tenant's sign to be placed on the Scottsdale Road frontage of the Building. Lessor shall reasonably cooperate with Lessee, without cost or expense to Lessor, in obtaining such approvals to the extent such cooperation is reasonably necessary for obtaining same. Lessee may install lighting for Lessee's sign as allowed by the City of Scottsdale and reasonably approved by Lessor. Lessee shall pay all annual and other permit fees therefor, shall pay all costs of maintenance thereof, shall keep same in good condition, order and repair at its sole cost and expense, shall remove same prior to termination of this Lease, and shall repair and restore any damage to the Office Complex caused by such installation and/or removal. Any such sign, and the display of Lessee's name thereon, shall be subject to the terms of any restrictive covenants applicable thereto and all applicable laws, ordinances and regulations. Unless prohibited by any governmental and quasi-governmental authority, Lessor shall construct a tenant identification sign in the courtyard of the Office Complex, the design and location of which shall be determined by Lessor, in Lessor's sole discretion. Lessee shall be entitled to place a sign thereon identifying Lessee's business, which sign shall be subject to Lessor's approval and to all requirements of this Article XXXVIII.

ARTICLE XXXIX. REFURBISHMENT ALLOWANCE: Provided Lessee is not in default under this Lease on the last day of the sixtieth (60th) full month of the term of this Lease, Lessor shall provide to Lessee a refurbishment allowance not exceeding Two and No/100ths Dollars ($2.00) per useable square foot of the Premises (the "Refurbishment Allowance"). Lessor agrees to pay the Refurbishment Allowance to Lessee within thirty (30) days after the last day of the sixtieth (60th) full month of this Lease. Lessee agrees that the Refurbishment Allowance shall be utilized by Lessee to improve or refurbish the Premises, or to reimburse Lessee for the cost of improvements or refurbishments of the Premises made by Lessee prior to its receipt of the Refurbishment Allowance from Lessor.
                                    Exhibit C
                                 (Page 19 of 17)

ARTICLE XL. EXISTING PROPERTY: Mill & Ellis Office Limited Partnership, an Arizona limited partnership, and ME II Limited Partnership, an Arizona limited partnership (collectively, the "Existing Property Owner") are the current fee title owners of certain real property and the improvements located thereon, including certain personal property used in connection with the operation thereof, located at 4812 South Mill Road, Tempe, Arizona, 85282 (the "Existing Property"). Lessee represents and warrants that Lessee has the requisite power and authority to cause the Existing Property Owner to sell the Existing Property. The Existing Property is subject to (i) that certain Real Estate Note dated June 8, 1988, executed by Mill & Ellis Office Limited Partnership, an Arizona limited partnership, as maker, in favor of The Arizona Bank, as payee (the "First Promissory Note"), which First Promissory Note is secured by that certain Deed of Trust dated June 8, 1988, and executed by Mill & Ellis Office Limited Partnership, an Arizona limited partnership, as Trustor, in favor of the Arizona Bank, as Beneficiary, and recorded in the Official Records of Maricopa County, Arizona, on June 24, 1988, as Instrument No. 88-309625 (the "First Deed of Trust") and (ii) that certain Real Estate Note dated June 7, 1988, executed by ME II Limited Partnership, an Arizona limited partnership, as maker, in favor of The Arizona Bank, as payee (the "Second Promissory Note") (the First Promissory Note and the Second Promissory Note are collectively hereinafter referred to as the "Promissory Notes"), which Second Promissory Note is secured by that certain Deed of Trust dated June 7, 1988, executed by ME II Limited Partnership, an Arizona limited partnership, as Trustor, in favor of the Arizona Bank, as Beneficiary, and recorded in the Official Records of Maricopa County, Arizona, on June 24, 1988, as Instrument No. 88-309623 (the "Second Deed of Trust") (the First Deed of Trust and the Second Deed of Trust are collectively hereinafter referred to as the "Deeds of Trust"). The outstanding principal balance on the First Promissory Note as of ____________, 19___, is __________________________________ and No/100ths Dollars ($______________). The
outstanding principal balance on the Second Promissory Note as of ____________, 19___, is _____________________ and No/100ths Dollars ($______________).
Concurrently with the full execution of this Lease, Lessor and Lessee shall cooperate to jointly market the Existing Property for sale by engaging CB Commercial Real Estate Group, Inc. (Brad Anderson) as listing broker, or in the event that Lessor and Lessee should thereafter desire to engage an alternative listing broker, by selecting a mutually ac-
                                    Exhibit C
                                 (Page 20 of 17)
ceptable listing broker. In the event that Lessee causes the Existing Property Owner to close the sale of the Existing Property prior to the Commencement Date, Lessor and Lessee shall divide equally the net proceeds of the sale of the Existing Property in excess of the amount required to pay in full all outstanding principal and interest of the Promissory Notes. For purposes hereof, the term "net proceeds" means the amount by which the gross sale proceeds derived by the Existing Property Owner in connection with its sale of the Existing Property exceeds the sum of the amounts required to pay off in full the Promissory Notes and to cause the release of record of the Deeds of Trust plus all reasonable closing costs and expenses incurred or paid by or on behalf of the Existing Property Owner in connection with such sale, including, without limitation, brokers' commissions, attorneys' fees and other closing costs under the purchase agreement pursuant to which such closing occurs. If any portion of the consideration received by the Existing Property Owner in connection with such closing shall consist of something other than cash, then for purposes of calculating the gross sale proceeds under the preceding sentence, the fair market value of any non-cash consideration shall be included. Lessor and Lessee shall share equally in the cost of obtaining an ALTA Survey ("Survey") of the Existing Property and a Phase I Environmental Assessment ("Phase I") of the Existing Property; provided, however, in no event shall Lessee's share of such costs exceed $4,350.00. Lessor and Lessee agree that, in the event that the Existing Property Owner should receive an offer to sell the Existing Property in an amount equal or greater to the amount required to pay in full all outstanding principal and interest of the Promissory Notes, and on such other terms as are reasonably acceptable to the Existing Property Owner (an "Acceptable Proposal"), Lessee shall be obligated to cause the Existing Property Owner to enter into a purchase agreement encompassing the terms of the Acceptable Proposal. In the event that Lessee has not closed the sale of the Existing Property as of the Commencement Date of this Lease, Lessee may, at Lessee's option, within ten (10) days after the Commencement Date, elect in writing to either (i) allow the Existing Owner to continue as owner of the Existing Property, in which event the remainder of this Article XL shall be of no further force or effect, or (ii) give notice to Lessor that Lessee desires to sell to Lessor the Existing Property. If Lessee does not give Lessor written notice of such election within such ten-day period, Lessee shall be deemed to have
                                    Exhibit C
                                 (Page 21 of 17)
elected the option set forth in clause (i) above. In the event that Lessee should elect the option contained in clause (ii) above, Lessee shall be obligated to convey title to the Existing Property, in Lessee's name, to Lessor or its nominee, and Lessor shall be obligated to purchase (or to cause its nominee to purchase) the Existing Property pursuant to the terms of a purchase and sale agreement in the form attached hereto and incorporated herein as Exhibit H (the "Purchase and Sale Agreement"). Notwithstanding the foregoing, Lessor shall not be obligated to purchase the Existing Property in the event of a condemnation of a substantial portion of the Existing Property, a fire or other casualty damaging a substantial portion of the Existing Property or another occurrence after the date of this Lease which materially adversely impairs the title to or value of the Existing Property. In the event that the escrow established by the Purchase and Sale Agreement should close and Lessor or its nominee should obtain fee title to the Existing Property, Lessor shall bear, at Lessor's sole cost and expense, the costs of obtaining the Survey and the Phase I. In consideration of the acceptance of title to the Existing Property by Lessor or its nominee and the assumption of the indebtedness evidenced by the Promissory Notes by Lessor or its nominee, Lessee shall, at Lessee's option, concurrently with such closing, either (i) pay to Lessor the sum of Three Hundred Fifty Thousand and No/100ths Dollars ($350,000.00) in cash, or (ii) execute an amendment to this Lease to increase the Base Rent payable pursuant to
Article I hereof by One and 50/100ths Dollars ($1.50) per rentable square foot per year for months 1-60 of the initial ten-year term hereof and increase the Base Rent payable pursuant to Article I hereof by One and 72/100ths Dollars ($1.72) per rentable square foot per year for months 61-120 of the initial ten-year term hereof. Upon the election by Lessee to sell the Existing Property to Lessor as herein provided, the rights and obligations of Lessor and Lessee with respect to the Existing Property shall be governed solely by the terms and provisions of such Purchase and Sale Agreement.

ARTICLE XLI. WARRANTY FOR TENANT IMPROVEMENTS: Lessor shall cause Opus Southwest Construction Corporation ("Opus Southwest") to guarantee the Tenant Improvements against defective workmanship and/or materials for a period of one (1) year from the date of substantial completion of the Tenant Improvements and Lessor agrees to cause to be repaired or replaced any defective item in the Tenant Improvements occasioned by poor workmanship and/or materials during
                                    Exhibit C
                                 (Page 22 of 17)
said one-year period, and Lessor's obligation to cause Opus Southwest to perform such one-year guarantee shall be the sole and exclusive obligation of Lessor with respect to such defective workmanship and/or materials, and Lessee's rights to enforce such one-year guarantee against Lessor shall be Lessee's sole and exclusive remedy with respect to such defective workmanship and/or materials in limitation of any contract, warranty or other rights, whether expressed or implied, that Lessee may otherwise have under applicable law.

ARTICLE XLII. INDEMNITY BY LESSOR: Lessor agrees to indemnify and save Lessee harmless against and from any and all claims, loss, damage and expense by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from any breach or default on the part of Lessor in the performance of any covenant or agreement on the part of Lessor to be performed, pursuant to the terms of this Lease, or arising from any gross negligence or wilful misconduct on the part of Lessor or arising from any accident, injury or damage to the extent caused by the gross negligence or wilful misconduct of Lessor to any person, firm or corporation occurring during the term of this Lease or any renewal thereof, in or about the Premises and the Office Complex, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any such action or proceeding be brought against Lessee by reason of any such claim, Lessor, upon notice from Lessee, covenants to resist or defend such action or proceeding by counsel reasonably satisfactory to Lessee; provided, however, that notwithstanding anything to the contrary contained in the Article, Lessor shall not be liable for, and Lessor shall not indemnify Lessee against or from, (a) any consequential damages of Lessee, which shall include without limitation any loss of business or loss of profits, or (b) any claim which Lessee has waived pursuant to Article VI of this Lease, or (c) any claim which exceeds the limits of Lessor's general public liability insurance policy.

ARTICLE XLIII. NOTICE UPON ENTRY: Anything in this Lease to the contrary notwithstanding, Lessor shall give Lessee reasonable notice, written or oral, in the event Lessor intends to enter the Premises for purposes of inspection, repair, maintenance or alterations of the Office Complex or Premises, but in no event shall more than twenty-four (24) hours notice be required and no notice
                                    Exhibit C
                                 (Page 23 of 17)
shall be required in the event of routine janitorial services or an emergency.

ARTICLE XLIV. CONTINUOUS OPERATIONS: Nothing contained in this Lease shall be construed as an obligation for Lessee to open or operate its business in the Premises. Lessee shall have the right to remove all of Lessee's personal property and cease operations in the Premises at any time and at Lessee's sole discretion. However, the right to cease to operate its business shall not affect Lessee's obligations to pay all amounts due hereunder and to perform all other covenants and obligations hereunder. Notwithstanding the foregoing, if Lessee ceases to operate its business in the Premises for a period in excess of ninety
(90) days and such failure is not due to damage, casualty, or condemnation, Lessor shall have the right to terminate this Lease and recapture the possession of the Premises by delivering written notice of same to Lessee. All of Lessee's obligations under this Lease accruing from and after the date of such termination shall terminate upon the recapture of the Premises by Lessor under this Article.

ARTICLE XLV. SATELLITE DISH: Lessee shall have the right as hereinafter provided, after obtaining the approval of the City of Scottsdale, to install a satellite dish on the roof of the Building in a location reasonably acceptable to Lessor and Lessee. The satellite dish must be screened from view by the existing parapet. Prior to installation, Lessee shall submit to Lessor for its review and approval, which approval shall not be unreasonably withheld, elevations and specifications for the satellite dish and the screening thereof. Lessee shall install the dish at it own expense and shall be responsible for any damage caused by the installation of the dish. At the end of the initial term of the Lease or any extended term, or the earlier termination of this Lease, as applicable, Lessee shall remove the dish from its location and repair any damage caused by such removal. Lessee's installation and use of such Satellite Equipment shall be governed by the remaining provisions of this Article. Lessee shall install such Satellite Equipment at Lessee's sole cost and expense and subject to the terms of all restrictive covenants recorded in connection with the Office Complex and all applicable laws, ordinances and regulations. Lessor shall not be responsible or liable to Lessee for any loss or damage that may occur to the Satellite Equipment, whether occasioned by or through the acts or omissions of Lessor or its agents
                                    Exhibit C
                                 (Page 24 of 17)
or employees, or of other persons in or present at the Office Complex, and Lessee agrees to look solely to its own insurance for recovery for such loss or damage. Lessee shall maintain the area in which the Satellite Equipment is located in good condition and shall be responsible for repairs required to the Building made necessary by the acts, omissions or negligence of Lessee, its agents or employees, in connection with the installation, operation or removal of the Satellite Equipment. Lessee's installation, operation and removal of the Satellite Equipment shall not interfere with the safety or operation of the Building and shall not violate in any respect any provision or requirement of any bond or guaranty covering the roof or any other portion of the Building. Lessee warrants that the Satellite Equipment will in no way interfere with any communications, electronic or other equipment now or hereafter located in or on the Building, including the operation of radio, television, or AM or FM broadcasting and two-way radio and microwave transmission in and around the Building. In the event such interference occurs, Lessor may terminate Lessee's rights under this Article, in which event Lessee shall immediately discontinue the use of the Satellite Equipment and remove same as provided herein.

ARTICLE XLVI. STORAGE SPACE: Lessor shall provide to Lessee dur- ing the term of this Lease approximately eight hundred (800) square feet of storage space in the parking garage of the Office Complex in approximately the location depicted on the Parking Garage Plan (the "Storage Space"), for Lessee's exclusive use as storage for its personal property to be used by or useful to Lessee in the business currently being conducted by Lessee in the Premises. The location of the Storage Space shall be designated by Lessor in its sole discretion. Lessee shall pay Lessor an annual rental rate for such Storage Space equal to Eight and No/100ths Dollars ($8.00) per square foot of Storage Space, which rental rate shall be payable monthly, in advance, in equal installments. In the event the initial ten-year, zero-month term of this Lease is extended, the rental rate for the Storage Space may be adjusted from time to time by Lessor to Lessor's then current rate for storage space in the Office Complex. Lessee shall, at its sole cost and expense, replace and pay for all lighting bulbs, tubes, ballasts and starters required for the Storage Space and shall provide its own janitorial services and any other services necessary for Lessee's use of the Storage Space. Lessee covenants and agrees to maintain the Storage
                                    Exhibit C
                                 (Page 25 of 17)

Space in good and clean condition during the term of this Lease. This lease of Storage Space is for self-service storage only (subject to applicable laws, ordinances and regulations) and does not include the rights to any additional services, including without limitation the services specified in Article V of the Lease, which services may be made available by Lessor from time to time at its discretion at an additional charge. Lessee shall maintain insurance coverage upon all personal property of Lessee or the personal property of others kept, stored or maintained within the Storage Space against loss or damage by fire, windstorm or other casualties or causes for such amount as Lessee may desire, and Lessee agrees that such policy shall contain a waiver of subrogation clause as to Lessor. It is expressly understood that neither the relationship of Lessor and Lessee with respect to the Storage Space nor the storage of any Lessee's personal property therein shall constitute a bailment or create the relationship of bailor and bailee. Lessee agrees to accept possession of the Storage Space in all respects in an "AS IS" condition, without representation, warranty or covenant of or from Lessor and without any obligation of Lessor to construct any improvements therein of any kind or character whatsoever. Lessee acknowledges that Lessor has made no representations or war- ranties, express or implied, concerning the condition of the Storage Space, and Lessee further acknowledges that it has had adequate opportunity to inspect and approve, and has adequately inspected and approved, the condition of the Storage Space. Lessor shall have the right at any time and from time to time during the term of this Lease, upon giving Lessee not less than thirty (30) days prior written notice, to move Lessee from the Storage Space and furnish Lessee with storage space elsewhere in the Office Complex of approximately the same size as the Storage Space, and to remove and place Lessee in such space, all upon the effective date stated in the notice from Lessor to Lessee, and upon such effective date, such substitute space shall be deemed to constitute the Storage Space instead of and in lieu of the original space. In such event, Lessor shall, at Lessor's expense, physically move the personal property of Lessee from the original Storage Space to the substitute storage space. If Lessor moves Lessee to such substitute storage space, all of the terms, covenants and conditions of Lessee's lease of the Storage Space shall remain full force and effect and be deemed applicable to the new space, and such new space shall thereafter be deemed the Storage Space as though Lessor and Lessee had entered into an express written amendment of this
                                    Exhibit C
                                 (Page 26 of 17)

Lease with respect thereto. Anything to the contrary notwithstanding, Lessor shall not be liable for any loss of profits in connection with any move to such substitute storage space.

ARTICLE XLVII. EXCLUSIVE: Subsequent to the date of this Lease, so long as Lessee is not in default hereunder, Lessor agrees, during the time that UDC Homes, Inc., constitutes the "Lessee" under the terms of this Lease, that all new leases for space in the building located at 6710 North Scottsdale Road, Scottsdale, Arizona 85253 shall contain a provision (herein called a "Restricted Use Clause") which shall prohibit the tenant thereunder from conducting as its primary business at the Office Complex the functions of a home building business, and Lessor shall use commercially reasonable efforts to include a provision in such other tenants' leases declaring Lessee to be a third party beneficiary of such Restricted Use Clauses. If Lessee discontinues the operation of a home building business as its primary business at the Office Complex or if Lessee reduces the size of its Premises to below fifty percent (50%) of the rentable square footage of the Premises as of the date of this Lease, then Lessor's obligations under this Article shall automatically terminate and all Restricted Use Clauses shall be deemed null and void. This agreement of Lessor shall operate only to the extent Lessor's covenants and agreements contained in this Article are not contrary to public policy or contrary to law and, in the event such covenants and agreements are deemed contrary to law, such covenants and agreements shall become automatically and immediately null and void and shall be deemed revoked. Anything herein to the contrary notwithstanding, Lessee agrees to indemnify, defend and hold Lessor harmless from any claim, cost, loss or damage (including reasonable attorneys' fees) incurred or alleged against Lessor by any person, firm or corporation whatsoever by reason of Lessor's compliance, or attempted compliance, with the terms and conditions of this Article (provided, however, that Lessor shall have no obligation to enforce such Restricted Use Clauses), and in the event Lessor or its successors or assigns are made subject to any action, proceeding or penalty with respect to the provisions of this Article, Lessee agrees to indemnify, defend and hold Lessor harmless from any cost, loss, claim or expense in respect thereto. This Article shall not apply to any leases entered into by Lessor prior to the date of this Lease, nor to any amendments or renewals of such leases. In the event of any violation of a Restricted Use Clause by another tenant of the Office
                                    Exhibit C
                                 (Page 27 of 17)

Complex, Lessor shall not be in breach of this Lease, and Lessee's sole and exclusive remedy with respect to such violation shall be to attempt to cause such tenant to cease violating the Restricted Use Clause contained in its lease.

ARTICLE XLVIII. SHOWER FACILITIES: On or before the Commencement Date, Lessor shall cause (a) to be constructed in substantial accordance with the floor plan attached hereto as Exhibit A a men's shower facility within the men's restroom on the first floor of the Building and a women's shower facility within the women's restroom on the first floor of the Building, and (b) each such shower facility to be operational and in good working order. Each such shower facility shall be available for the non-exclusive use of Lessee and Lessee's employees in common with other tenants of the Building, but shall be secured from public access in a manner reasonably determined by Lessor. Lessor shall cause its janitorial service to clean the shower facilities at such times as janitorial service is provided to the Premises pursuant to Article V.A of this Lease. The costs of cleaning, maintaining and repairing such shower facilities shall be included in Operating Expenses.

ARTICLE XLIX. BUILDING DIRECTORY: Lessor shall at Lessor's cost place the Lessee's name and suite number in the building directory located in the lobby of the Building. In addition, Lessor shall place a name plate identifying Lessee's business adjacent to the lobby entrance to the Premises.





                                                            Initials:

                                                            Lessor _____________

                                                            Lessee _____________
                                    Exhibit C
                                 (Page 28 of 17)

                                    EXHIBIT D
                                    ---------





When recorded, return to:

STREICH LANG, P.A.
Renaissance One
Two North Central Avenue
Phoenix, Arizona 85004-2391
Attn: Henry A. Perras, Esq.




                    NON-DISTURBANCE, ATTORNMENT, ESTOPPEL AND
                             SUBORDINATION AGREEMENT


         THIS AGREEMENT is made and entered into this day of____________________ _______19__, by and among BANK ONE, ARIZONA, NA, a national banking association (the "Beneficiary"), whose address is Post Office Box 29542, Phoenix, Arizona 85038, Attention: Western Region Real Estate, Dept.________________, UDC HOMES, INC., a Delaware corporation (the "Lessee"), whose address is 4812 South Mill Road, Tempe, Arizona 85252, and SCOTTSDALE SPECTRUM, L.L.C., an Arizona limited liability company (the "Lessor"), whose address is 4742 North 24th Street, Suite 100, Phoenix, Arizona 85016-4859.

                                    RECITALS

         A. Beneficiary is the owner and holder of that Promissory Note from Lessor dated__________in the principal sum of_________________________
__________________DOLLARS   ($_____________),   secured  by  a  Deed  of  Trust,
Assignment of Rents, Security Agreement and Fixture Filing (the "Deed of Trust") recorded prior to or contemporaneously with the recording hereof in the records_______________ of C o u n t y , Arizona, which Deed of Trust constitutes a lien or encumbrance on that real property (the "Property") more particularly described on
                                    Exhibit D
                                  (Page 1 of 6)

Schedule "A" attached hereto and by this reference incorporated herein.

         B. Lessee is the holder of a leasehold estate (the "Leased Premises") included in the Property pursuant to the terms of that lease (the "Lease") dated_______________________, executed by Lessee and Lessor.

         C. Lessee and Beneficiary desire to confirm their understanding with respect to the Lease and the Deed of Trust.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree and covenant as follows:

         1. So long as Lessee is not in default (beyond any period given Lessee to cure such default) in the payment of rent or in the performance of any of the terms, covenants or conditions of the Lease to be performed by Lessee, Beneficiary shall not disturb or interfere with Lessee's possession and occupancy of the Leased Premises during the term of the Lease or any extension thereof duly exercised by Lessee.

         2.       If the interests of Lessor shall be transferred to and
owned by Beneficiary by judicial foreclosure, private trustee sale or any other manner, and Beneficiary succeeds to the interest of
Lessor under the Lease, Lessee shall be bound to Beneficiary under all of the covenants, conditions and provisions of the Lease for the remaining term thereof, and any extension thereof duly exercised by Lessee, with the same force and effect as if Beneficiary were the lessor under the Lease. Lessee hereby attorns to Beneficiary as its lessor, and that attornment shall be self-operative and shall be effective immediately upon Beneficiary's succeeding to the interest of Lessor under the Lease without the execution of any further instruments by any of the parties hereto.

         3. If the interests of Lessor shall be transferred to and owned by Beneficiary by judicial foreclosure, private trustee sale or any other manner, and Beneficiary succeeds to the interest of Lessor under the Lease, Beneficiary shall be bound to Lessee under
                                    Exhibit D
                                  (Page 2 of 6)
all of the terms, covenants and conditions of the Lease except that Beneficiary shall not be:

                  (a) Liable for any act or omission of any prior lessor (including Lessor);

                  (b) Subject to any offsets or defenses that Lessee might have against any prior lessor (including Lessor);

                  (c) Bound by any rent or additional rent or advance rent that Lessee might have paid for more than the current month to any prior lessor (including Lessor) and all such rent shall remain due and owing notwithstanding such advance payment;

                  (d) Bound by any amendment or modification of the Lease made without its consent and written approval;

                  (e) Bound to commence or complete any construction or to make any contribution toward construction or installation of any improvements upon the Leased Premises required under the Lease or any expansion or rehabilitation of existing improvements thereon, or for restoration of improvements following any casualty not required to be insured under the Lease or for the costs of any restoration in excess of any proceeds recovered under any insurance required to be carried under the Lease;

                  (f) Bound by any restriction on competition beyond the Property; or

                  (g) Personally liable under the Lease. Beneficiary's liability under the Lease shall be limited to the ownership interest of Beneficiary in the Leased Premises.

In addition, Beneficiary shall not have any liability or responsibility under or pursuant to the terms of the Lease or this Agreement after it ceases to own an interest in or to the Property.
                                    Exhibit D
                                  (Page 3 of 6)

         4. The Lease is now, and shall at all times continue to be, subject and subordinate in each and every respect to the Deed of Trust and to all extensions, modifications, renewals, replacements, substitutions and/or consolidations thereof. Nothing contained herein shall be deemed or construed as limiting or restricting the enforcement by Beneficiary of any of the covenants, conditions, provisions or remedies of the Deed of Trust, whether or not consistent with the Lease.

         5. Lessor certifies to Beneficiary that a true and correct copy of the Lease has been delivered to Beneficiary and Lessor and Lessee certify to Beneficiary as follows: (a) the Lease is presently in full force and effect and unmodified or unchanged; (b) the term shall commence or did commence on____________________________, and full rental will then accrue or is now accruing thereunder; (c) all conditions required under the Lease to have been satisfied as of the date hereof have been satisfied; (d) as of the date hereof, Lessee has not assigned or sublet the Leased Premises; (e) the amount of lease deposit paid or to be paid under the terms of the Lease is $___________________ ; (f) Beneficiary shall have no liability or responsibility for the application or return of any security deposit of Lessee; (g) no default exists under the Lease; (h) Lessee, as of the date hereof, has no charge, lien or claim of offset under the Lease or otherwise, against rents or other charges due or to become due thereunder; (i) Lessee has not received notice of any assignment, mortgage or pledge of Lessor's interest in the Lease or any rents or other amounts payable thereunder; (j) the Lease constitutes the entire rental agreement between the parties; (k) the only persons, firms or corporations in possession of the Leased Premises or having any right to the possession or use of the Leased Premises (other than the record owner or holders of recorded easements) are those holding under the Lease; and (l) Lessee has no right or interest in or under any contract, option or agreement involving the sale or transfer of the Leased Premises.

         6. Lessee shall give written notice to Beneficiary of any failure by Lessor to perform or observe any of the covenants, conditions or provisions of the Lease, and Beneficiary shall have the right, but not the obligation, to cure such failure. In the event of any such failure by Lessor, Lessee shall not take any action with respect to such failure, including without limitation any action to terminate, rescind or avoid the Lease or to withhold
                                    Exhibit D
                                  (Page 4 of 6)
any rent thereunder, for a period of thirty (30) days after notice thereof to Beneficiary; provided, however, that if such failure cannot reasonably be remedied within that thirty (30) day period, Lessee shall not take any action with respect to such failure, including without limitation any action to terminate, rescind or avoid the Lease or to withhold any rent thereunder, so long as Beneficiary shall commence to remedy the failure within the thirty (30) day period and thereafter shall diligently prosecute the remedy to completion.

         7. All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Agreement shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or (iii) if given by certified or registered United States mail, twenty-four (24) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of that party shown at the beginning of this Agreement or such other address as that party, from time to time, may specify by notice to the other parties.

         8. The term "Beneficiary" shall be deemed to include BANK ONE, ARIZONA, NA, a national banking association, and its successors and assigns, including anyone who shall have succeeded to Lessor's interest by or through judicial foreclosure private trustee's sale or other proceedings brought pursuant to the Deed of Trust or deed in lieu of such foreclosure or proceedings.

         9. Each covenant, condition and provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any covenant, condition or provision of this Agreement shall be held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid covenant, condition or provision had not been contained herein.

         10. This Agreement may not be modified orally or in any other manner than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall

                                    Exhibit D
                                  (Page 5 of 6)
inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

         11. This Agreement shall be governed by and construed according to the laws of the State of Arizona.

         12. This Agreement may be executed in any number of counterparts, and each counterpart executed by any of the undersigned, together with all other counterparts so executed, shall constitute a single instrument and agreement of the parties.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                        BANK ONE, ARIZONA, NA, a
                                        national banking association



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                                                     BENEFICIARY


                                        UDC HOMES, INC., a Delaware
                                        corporation



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                                          LESSEE

                                        SCOTTSDALE SPECTRUM, L.L.C., an
                                        Arizona limited liability
                                        company

                                    Exhibit D
                                  (Page 6 of 6)

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                                          LESSOR
                                    Exhibit D
                                  (Page 7 of 6)

STATE OF ARIZONA         )
                         ) ss.
County of________________)

         The foregoing instrument was acknowledged before me  this___________day
of__________,      1996,      by       ______________________________,       the
_________________________of BANK ONE, ARIZONA, NA, a national banking association, on behalf of that association.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        ----------------------------------------
                                        Notary Public

My commission expires:

-------------------


STATE OF ARIZONA        )
                        ) ss.
County of ______________)

         The foregoing instrument was acknowledged before me this _____ day of _____________, 1996, by ________________________________, the
___________________________ of UDC HOMES, INC., a Delaware corporation, on behalf of that corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        ----------------------------------------
                                        Notary Public

My commission expires:

---------------------

                                    Exhibit D
                                  (Page 8 of 6)

STATE OF ARIZONA       )
                       ) ss.
County of Maricopa     )


                  The foregoing instrument was acknowledged before me this ____ day of ______________, 1996, by Thomas W. Roberts, the President of Opus Southwest Corporation, a Minnesota corporation, on behalf of the corporation, the Managing Member of SCOTTSDALE SPECTRUM, L.L.C., an Arizona limited liability company, on behalf of the limited liability company.


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

---------------------

                                    Exhibit D
                                  (Page 9 of 6)

                                  SCHEDULE "A"

All that real property situate in the County of _________________, State of Arizona, more particularly described as follows:









                                                            Initials:

                                                            Lessor _____________

                                                            Lessee _____________

                                    Exhibit D
                                 (Page 10 of 6)

                                    EXHIBIT E
                                    ---------

                          SUBORDINATION OF LIEN RIGHTS
                          ----------------------------



WHEN RECORDED, RETURN TO:

------------------------------
------------------------------
------------------------------



                          SUBORDINATION OF LIEN RIGHTS
                          ----------------------------


         The undersigned ("Owner") is the owner of the realty situated in Maricopa County, Arizona, known as _________________________ and more particularly described in that certain Lease dated _________, ____, between Owner, as landlord, and UDC HOMES, INC., a Delaware corporation ("Debtor") as tenant (the "Lease").

         In consideration of ______________________________ (hereinafter the "Lender") extending credit and/or other financial benefits to Debtor, by the terms of which Lender has been or will be granted a security interest in that portion of the following- described property that is now or hereafter owned by Debtor and located within that portion of the Real Property described as the premises in the Lease ("Premises"): (a) the accounts, contract rights, general intangibles, raw materials, work in process, supplies, machinery, equipment, furniture, inventory, goods and trade fixtures; and (b) all accessions, replacements, additions, substitutions, increases, products and proceeds therefrom (hereinafter the "Collateral"), all as more specifically described in a certain Security Agreement between Lender and Debtor, the undersigned agrees as follows:

         1. The undersigned hereby subordinates to the Lender's security interest in the Collateral all the undersigned's claims and demands of every kind against the Collateral.
                                    Exhibit E
                                  (Page 1 of 3)

         2. The Collateral shall at all times be considered personal property, shall not be deemed to constitute part of the Real Property and shall not be subject to any claim of the undersigned which shall impair or interfere with the security interest of Lender.

         3. Lender is hereby granted permission to enter the Premises with 48 hours advance written notice to Owner and to remove the Collateral, and provided Lender shall be responsible for, and shall indemnify Owner against and hold Owner harmless from, any and all damages arising in connection with such entry or removal, including, without limitation, the cost of repair of any physical injury thereby caused by Lender or its employees, agents or representatives to the Real Property or any improvements located thereon and any damages or expenses arising from injury to person.

         4. Owner shall notify Lender in writing of the expiration or the earlier termination of Debtor's interest in the Real Property pursuant to the Lease, and Lender may, at its sole cost and expense, enter the Premises and remove the Collateral therefrom within thirty (30) days following the date of said notice, and any Collateral not removed within said period shall be removed by Owner and stored at a location to be determined by Owner (the "Storage Space"), all at the sole cost and expense of Lender (which cost and expense shall not exceed, on a pro-rated daily basis, the Annual Minimum Rent and Additional Rent (as defined in the Lease) then payable by Edroh pursuant to the Lease). If Lender fails to remove the Collateral from the Storage Space within thirty (30) days of the date of removal thereof from the Premises by Owner, the Collateral shall be deemed abandoned. In connection with such removal, Lender shall be responsible for, and shall indemnify Owner against and hold Owner harmless from, any and all damages arising in connection with such entry or removal, including, without limitation, the cost of repair of any physical injury thereby caused to the Real Property or any improvements located thereon and any damages or expenses arising from injury to person, provided such damages, expenses or injury are caused by Lender or its employees, agents, or representatives.

         5. The undersigned agrees to notify any purchaser or subsequent lien holder or claimant of Real Property of the existence of this Subordination which shall be binding upon the
                                    Exhibit E
                                  (Page 2 of 3)
personal representatives, successors, assigns and transferees of the undersigned and of the Debtor and of the Lender and shall inure to the benefit of the Lender and the Owner and their respective successors and assigns.

         6. This Agreement shall be in full force and effect so long as any debt remains owing from Debtor to Lender, and Lender shall notify Owner, or its successor or assigns, in writing at such time as such debt is discharged.

         IN WITNESS WHEREOF the undersigned has executed this Subordination Agreement this day of _________, 1996.

                                        OWNER:

                                        SCOTTSDALE SPECTRUM, L.L.C., an
                                        Arizona limited liability company

                                        By:      Opus Southwest Corporation, a
                                                 Minnesota corporation
                                                 Its Managing Member



                                                  By____________________________
                                                    Its_________________________

                                    Exhibit E
                                  (Page 3 of 3)

STATE OF ARIZONA       )
                       ) ss.
County of Maricopa     )


                  The foregoing instrument was acknowledged before me this ____ day of ______________, 1996, by Thomas W. Roberts, the President of Opus Southwest Corporation, a Minnesota corporation, on behalf of the corporation, the Managing Member of SCOTTSDALE SPECTRUM, L.L.C., an Arizona limited liability company, on behalf of the limited liability company.




                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

---------------------








                                                            Initials:

                                                            Lessor _____________


                                    Exhibit E
                                  (Page 4 of 3)

                                                            Lessee _____________

                                    Exhibit E
                                  (Page 5 of 3)

                                    EXHIBIT F
                                    ---------

                               MEMORANDUM OF LEASE
                               -------------------



WHEN RECORDED, RETURN TO:

-------------------------
-------------------------
-------------------------


                               MEMORANDUM OF LEASE
                               -------------------


         THIS MEMORANDUM OF LEASE is made and entered into this ____ day of __________, 19__, by and between SCOTTSDALE SPECTRUM, L.L.C., an Arizona limited liability company ("Lessor"), and UDC HOMES, INC., a Delaware corporation ("Lessee").

         Notice is hereby given that Lessor and Lessee have entered into that certain Office Lease dated as of ____________, 19__ (the "Lease"), for certain premises located on the _____________ floor of the building located at ____________________________________, Phoenix, Arizona _______, which building is located within a portion of the Scottsdale Spectrum office project. The land upon which such building is located is legally described on Exhibit A attached hereto.

         The commencement date of the Lease is ________________, 19__, and the expiration date of the initial ten-year term of the Lease is __________________, 19__.

         The purpose of this Memorandum of Lease is to give record notice of the Lease to third parties.

         IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease as of the day and year first above written.
                                    Exhibit F
                                  (Page 1 of 2)

                                        LESSOR:

                                        SCOTTSDALE SPECTRUM, L.L.C., an
                                        Arizona limited liability company

                                        By       OPUS SOUTHWEST CORPORATION, a
                                                 Minnesota corporation
                                                 Its Managing Member


                                                 By [NOT FOR SIGNATURE]
                                                   ------------------------
                                                   Thomas W. Roberts
                                                   Its President


                                        LESSEE:

                                        UDC HOMES, INC., a Delaware
                                        corporation



                                        By [NOT FOR SIGNATURE - EXHIBIT]
                                          ---------------------------------
                                          Its______________________________



STATE OF ARIZONA           )
                           ) ss.
County of Maricopa         )

                  The foregoing instrument was acknowledged before me this ____ day of ______________, 1996, by Thomas W. Roberts, the President of Opus Southwest Corporation, a Minnesota corporation, on behalf of the corporation, the Managing Member of SCOTTSDALE SPECTRUM, L.L.C., an Arizona limited liability company, on behalf of the limited liability company.



                                        ------------------------------
                                    Exhibit F
                                  (Page 2 of 2)

                                        Notary Public

My Commission Expires:

---------------------



STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

                  The foregoing instrument was acknowledged before me this ____ day of ______________, 1996, by ______________________, the _____________ of UDC
HOMES, INC., a Delaware corporation, on behalf of the corporation.



                                        ------------------------------
                                        Notary Public

My Commission Expires:

---------------------








                                                            Initials:

                                                            Lessor _____________

                                                            Lessee _____________

                                    Exhibit F
                                  (Page 3 of 2)

                                    EXHIBIT G
                                    ---------

                         SCHEDULE OF JANITORIAL SERVICES
                         -------------------------------


The janitorial services are summarized as follows:

OFFICE AREAS:
-------------

(Daily)

1.       Empty wastebaskets and other trash containers.

2. Dust desks, tables, credenzas, counters, file tops and other horizontal surfaces, provided they are clear of papers and other materials. The janitorial staff should not move any materials left on desks and table tops.

3.       Vacuum all carpeted areas with an upright vacuum cleaner.

4.       Spot clean small stains in carpeting as they appear.

5.       Dust plastic chair mats.

6.       Dust mop tile floors and damp mop stains.

The following items are to be done on various frequencies depending on the particular needs of an individual space.

1.       Spot clean interior partition and door glass as needed.

2. Vacuum inaccessible areas under desks, between furniture and walls, along edges of carpet/walls, etc. on a monthly basis.

3.       Spot wash glass doors and door frames as needed.

4.       Spray buff resilient floor tile as needed.

5.       Strip and refinish resilient floor tiles as needed.

6.       Dust wall paneling as needed.
                                    Exhibit G
                                  (Page 1 of 2)

7.       Dust venetian blinds quarterly.

8.       Wash interior windows annually.

9.       Wash exterior windows quarterly.

COMMON AREAS:

(Daily:  restroom, corridors, lobbies, entryways, etc.)

1.       Vacuum carpeted areas with an upright vacuum cleaner.

2. Vacuum and edge all elevator carpet and dust interior hard finished surfaces with a treated dust cloth. Spot clean all fingerprints and smudges from and around call button panels.

3. Wipe down hallway side of elevator doors and frames with a treated dust cloth. Vacuum out track of elevator door thres-hold plates.

4.       Clean drinking fountains.

5. Empty all exterior ash tray receptacles. Damp wipe all ash receptacle tops.

6. Dust mop all hard surface floors. Damp mop to remove any stains.

7.       Spot clean all entrance door glass and partition glass.

8.       Clean and sanitize all restroom sinks, toilets and urinals.

9. Clean and polish all chrome, faucets, flush valves, soap dis-pensers, etc.

10. Refill all soap, tissue and towel dispensers from customer stock.

11.      Spot clean mirrors, walls and toilet partitions.

12.      Wet mop and sanitize all restroom floors.
                                    Exhibit G
                                  (Page 2 of 2)

13. Keep all janitorial closets and storage areas in a clean and orderly condition.

14.      Sweep and clean grounds daily.

15.      Sweep stairwells as needed.

ADDITIONAL SERVICES AVAILABLE:

The following is a list of services which are not included in your regular monthly service but for which an extra charge will be made to you through Lessor's property manager:

1.       Carpet shampooing.

2.       Destaticizing of carpet.

3.       Wash inside surface of exterior building wall windows.

4.       Vacuum and/or shampoo cleaning of upholstered furniture.

5.       High dusting (areas more than "head high").

6. Washing of office furniture, wastebaskets, chair mats, chalk-boards, lunchroom tables, etc.)

7.       Wall or ceiling washing in tenant common areas.

8.       Minor carpet repairs.

9.       Request cleaning at any time of the day.





                                                            Initials:

                                                            Lessor _____________

                                                            Lessee _____________

                                    Exhibit G
                                  (Page 3 of 2)

                                    EXHIBIT H
                                    ---------

                           PURCHASE AND SALE AGREEMENT
                           ---------------------------


                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS
                   ------------------------------------------


         THIS PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS ("Agreement"), dated as of _____________, 19__, by and between UDC HOMES, INC., a Delaware corporation ("Seller"), and SCOTTSDALE SPECTRUM, L.L.C., an Arizona limited liability company ("Buyer"), is entered into with reference to the recitals set forth in
Article 1 below, and constitutes (i) a contract of purchase and sale between the parties and (ii) escrow instructions to_________________________________________
_______________________________________("Escrow  Agent"),  the  consent of which appears at the end hereof.

                              Article 1 - Recitals
                              --------------------

         1.1 Property. Seller agrees to sell to Buyer and Buyer agrees to buy from Seller, the following property (collectively, the "Subject Property"):

                  (a) Real Property. Fee simple interest in that certain real estate legally described on Exhibit "A" attached hereto ("Land"), together with
(i) all buildings, structures, improvements and fixtures owned by Seller located on the Land ("Improvements"), and (ii) all rights, privileges, servitudes and appurtenances thereunto belonging or appertaining (collectively, "Real Property").

                  (b) Contracts. All right, title and interest of Seller in and to all service and maintenance contracts, equipment leases and other contracts relating to the Real Property, to the extent such items are assignable ("Contracts").

                  (c) Permits. Seller's interest in the licenses, permits, certificates of occupancy and franchises relating to the Real Property, to the extent such items are assignable ("Permits").
                                    Exhibit H
                                 (Page 1 of 29)

                  (d) Warranties. Seller's interest in all warranties and guaranties given to, assigned to or benefiting the Real Property regarding the acquisition, construction, design, use, operation, management or maintenance of the Real Property ("Warranties").

                  (e) Plans. Seller's interest in and to all final plans and specifications (excluding shop drawings) relating to the con-struction of the Improvements ("Plans").

         NOW, THEREFORE, in consideration of the mutual agreements set forth herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

                            Article 2 - Defined Terms
                            -------------------------

         2.1 Agreement. The term "Agreement" shall mean and refer to this Purchase Agreement and Escrow Instructions between Seller and Buyer.

         2.2 ALTA Extended Title Policy. The term "ALTA Extended Title Policy" shall mean the ALTA owner's extended coverage policy of title insurance, Form B, to be obtained in accordance with the provisions of Section 5.1.1 of this Agreement.

         2.3 Business Day. The term "Business Day" shall mean and refer to any day other than a Saturday or Sunday or legal holiday in the State of Arizona.

         2.4 Buyer. The term "Buyer" shall mean and refer to Scotts- dale Spectrum, L.L.C., an Arizona limited liability company.

         2.5 Close of Escrow. The term "Close of Escrow" shall mean and refer to the consummation of the purchase of the Subject Property by Buyer from Seller and the recordation of Seller's Deed in accordance with the terms and provisions of this Agreement.

         2.6 Closing Date. The term "Closing Date" shall mean and refer to the date on which the closing will be held, as described in Section 4.3 of this Agreement.
                            Exhibit H (Page 2 of 29)

         2.7 County. The term "County" shall mean the County of Maricopa, State of Arizona.

         2.8 Effective Date. The term "Effective Date" shall mean and refer to the last date on which (a) this Agreement has been executed by Buyer and Seller and (b) Escrow Agent has executed this Agreement on the last page hereof and has established Escrow hereunder. The Effective Date shall be that date set forth on the last page hereof by the Escrow Agent.

         2.9 Escrow. The term "Escrow" shall mean the escrow opened by Escrow Agent pursuant to the terms of this Agreement.

         2.10 Escrow  Agent.  The term  "Escrow  Agent"  shall mean and refer to
______________________________________.

         2.11 Hazardous Materials. The term "Hazardous Materials" shall mean any hazardous, toxic or contaminated substance, material or waste which is or becomes regulated by any local governmental authority, the State of Arizona or the United States Government, including, without limitation, (a) substances defined as "hazardous substances", "hazardous materials" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 USC Section 9601, et. seq.) and/or the Hazardous Materials Transportation Act (49 USC Section 1801, et. seq.), and (b) those substances defined as any of the foregoing in the regulations adopted and publications promulgated pursuant to the aforesaid law.

         2.12 Opening of Escrow. The term "Opening of Escrow" shall mean the date Escrow Agent executes the Consent of Escrow Agent attached hereto, which consent shall be executed by Escrow Agent upon delivery of this Agreement to Escrow Agent.

         2.13 Preliminary Report. The term "Preliminary Report" shall refer to the Commitment for Title Insurance issued by the Title Company.

         2.14 Purchase Price. The term "Purchase Price" shall mean and refer to the purchase price to be paid by Buyer to Seller for the purchase of the Subject Property as specified in Article 3 of this Agreement.
                            Exhibit H (Page 3 of 29)

         2.15 Permitted Exceptions. The term "Permitted Exceptions" shall mean the exceptions listed on Exhibit "H", and any other title exceptions approved by Buyer after the date hereof.

         2.16 Seller. The term "Seller" shall mean and refer to UDC Homes, Inc., a Delaware corporation.

         2.17 Title Company. The term "Title Company" shall mean and refer to _____________________________________ or such other title company as may be reasonably selected by Buyer.

                          Article 3 - Agreement of Sale
                          -----------------------------

         3.1 Purchase Price. In consideration of the covenants herein contained, Seller hereby agrees to sell, and Buyer hereby agrees to purchase, the Subject Property. The "Purchase Price" shall consist of (a) Buyer taking title to the Property subject to all outstanding indebtedness evidenced by the Promissory Notes (as hereinafter defined), less (b) the payment by Seller to Buyer of the consideration referred to below. For purposes of this Agreement, the "Promissory Notes" shall consist of (a) that certain Real Estate Note dated June 8, 1988, executed by Mill & Ellis Office Limited Partnership, an Arizona limited partnership, as maker, in favor of The Arizona Bank ("Lender"), the outstanding principal balance of which is $_________ as of the date hereof, which note is secured by that certain Deed of Trust dated June 8, 1988, recorded June 24, 1988, in Instrument No. 88-309625, Official Records of Maricopa County, Arizona (the "First Deed of Trust"), and (b) that certain Real Estate Note dated June 7, 1988, executed by Mill & Ellis II Limited Partnership, an Arizona limited partnership, as maker, in favor of The Arizona Bank ("Lender"), the outstanding principal balance of which is $_________ as of the date hereof, which note is secured by that certain Deed of Trust dated June 7, 1988, recorded June 24, 1988, in Instrument No. 88-30923, Official Records of Maricopa County, Arizona (the "Second Deed of Trust"). As consideration for Buyer's assumption of the indebtedness evidenced by the Promissory Notes, Seller shall, at Seller's option, either (i) pay to Buyer the sum of Three Hundred Fifty Thousand and No/100ths Dollars ($350,000.00) in cash or funds immediately available in Phoenix, Arizona on or before the Close of Escrow, or (ii) execute an Amendment to that certain Office Lease dated as of October ___, 1996 between Buyer and Seller (the "Office Lease") increasing the
                                    Exhibit H
                                 (Page 4 of 29)

Base Rent payable pursuant to Article I of the Office Lease by One and 50/100ths Dollars ($1.50) per rentable square foot for months 1-60 of the term of the Office Lease and increasing the Base Rent payable pursuant to Article I of the Lease by One and 72/100ths Dollars ($1.72) per rentable square foot for months 61-120 of the term of the Office Lease.

                    Article 4 - Opening of Escrow and Buyer's
                    -----------------------------------------
                     and Seller's Deliveries to Escrow Agent
                     ---------------------------------------

         4.1 Opening of Escrow. Upon the Effective Date, Buyer and Seller shall open Escrow by depositing with Escrow Agent a fully executed original of this Agreement for use as escrow instructions, and Escrow Agent shall execute the Consent of Escrow Agent which appears at the end of this Agreement and deliver a fully executed consent to Buyer and Seller. To the extent not inconsistent with this Agreement, Buyer and Seller hereby incorporate by reference thereto the standard provisions of the escrow agreement commonly used by Escrow Agent; provided, however, that Buyer and Seller do not grant Escrow Agent a lien on the Subject Property nor do they indemnify Escrow Agent for any negligent or intentional acts or omissions of Escrow Agent; and, provided further, Escrow Agent agrees, by signing below, that it shall not charge an escrow cancellation fee if this Agreement is terminated without Buyer acquiring the Subject Property. If Escrow Agent requires additional instructions, the parties agree to make any deletions, substitutions and additions as the parties shall mutually approve and which do not alter the terms of this Agreement but merely offer protection for Escrow Agent. The standard "13-day" notice and grace period contained in any standard escrow instructions of Escrow Agent shall be deleted, the parties acknowledging that the terms and provisions of this Agreement shall govern and control with respect to any notice and grace period.

         4.2 Delivery of Documents to Escrow. In connection with the conveyance of the Subject Property to Buyer, the following closing documents shall be executed by the parties in accordance with the provisions set forth below:

         4.2.1 Seller's Closing Documents. On or before the Closing Date, Seller shall execute and deposit into Escrow with the
                                    Exhibit H
                                 (Page 5 of 29)

Escrow Agent the following (collectively, "Seller's Closing Docu- ments"):

         4.2.1.1 Deed and Affidavit of Property Value. A Special Warranty Deed ("Deed") in the form of Exhibit "C" attached hereto conveying the Real Property to Buyer and an Affidavit of Property Value pursuant to Arizona Revised Statutes ss. 42-1612.

         4.2.1.2 Assignment of Contracts, Permits and Warran- ties. An Assignment of Contracts, Permits and Warranties in the form of Exhibit "C" attached hereto assigning Seller's interest in the Contracts, the Permits and the Warranties to Buyer.

         4.2.1.3 FIRPTA Affidavit. An Affidavit of Non-Foreign Status in the form of Exhibit "D" attached hereto.

         4.2.1.4 Office Lease Amendment. An amendment to the Office Lease increasing the Base Rent thereunder in accordance with the provisions of Article 3 hereof, if clause (ii) of the last sentence of said Article 3 is elected by Seller.

         4.2.1.5 Original Documents. Original copies of the Contracts, the Permits, the Warranties and the Plans, to the extent in Seller's possession.

         4.2.1.6 Consent and Estoppel of Lender. A consent of the current holders of each of the Promissory Notes to the transaction contemplated hereby and an estoppel certificate from such holders in form reasonably acceptable to such holders and Buyer, regarding the outstanding indebtedness on the Promissory Notes, together with the agreement of each of such holders that there will be no exercise of any "due-on-sale" or "due-on-transfer" clauses under the Promissory Notes as a result of the sale of the subject property by Seller to Buyer.

         4.2.2 Buyer's Closing Documents. On or before the Closing Date, Buyer shall execute and deposit into Escrow with the Escrow Agent the following (collectively, "Buyer's Closing Documents"):

         4.2.2.1 Affidavit of Property Value. An Affidavit of Property Value pursuant to Arizona Revised Statutes ss. 42-1612.
                                    Exhibit H
                                 (Page 6 of 29)

         4.2.2.2   Assignment  of  Contracts,   Permits  and  Warran-  ties.  An
Assignment of Contracts, Permits and Warranties in the form of Exhibit "D" attached hereto.

         4.2.2.3 Office Lease Amendment. An amendment to the Office Lease increasing the Base Rent thereunder in accordance with the provisions of Article 3 hereof, if clause (ii) of the last sentence of said Article 3 is elected by Seller.

         4.2.2.4 Title Documents. Such affidavits of Buyer, certificates of value or other documents as may be reasonably required by the Escrow Agent or the Title Company in order to record the Seller's Closing Documents and issue the Title Policy.

         4.3 Close of Escrow. Unless the parties mutually agree upon an earlier closing date, Escrow shall close on the date thirty (30) days following the date of the commencement of the term of that certain Office Lease between Seller and Buyer dated as of October ___, 1996 (the "Closing Date").

         4.4 Failure to Deliver. The failure of Seller or Buyer to make any delivery required of such party to Escrow Agent within the time set forth above shall constitute a material breach hereof by Seller or Buyer, respectively.

               Article 5 - Conditions Precedent to Close of Escrow
               ---------------------------------------------------

         5.1 Subject to Satisfaction or Waiver. In addition to the items set forth in Article 4 of this Agreement, the closing of the Escrow is subject to the satisfaction or waiver of the conditions precedent set forth below, in writing, on or before the Closing Date.

         5.1.1 Title Insurance. The Title Company shall be unconditionally committed to issue, immediately following the recording of Seller's Deed, the ALTA Extended Title Policy, with liability in the amount of the Purchase Price, insuring that the fee title to the Subject Property vests in Buyer subject only to (i) non-delin- quent property taxes, (ii) the matters described in the printed form portion of the policy of title insurance, (iii) the Permitted Exceptions, and (iv) any lien voluntarily imposed by Buyer at the Close of Escrow. The Title Company shall also be unconditionally
                                    Exhibit H
                                 (Page 7 of 29)
committed to issue the following endorsements to Buyer: survey, access, comprehensive, patent, contiguity and water rights.

         5.1.2 Deposit of Documents. Seller shall have delivered the documents required of it under Section 4.2.1 of this Agreement and Seller shall not be in default under this Agreement.

         5.1.3 Condemnation or Casualty. There shall have been no condemnation of any substantial portion of the Subject Property, nor any fire or other casualty damaging any substantial portion of the Subject Property, nor any other occurrence after the date of the Office Lease which, as of the Closing Date, materially adversely affects or impairs the title to or the value of the Subject Property.

         5.2 Failure of Conditions Precedent. The conditions precedent set forth in this Article 5 are for Buyer's benefit and can only be waived by Buyer. In the event any of the foregoing conditions precedent are neither satisfied nor waived by Buyer by the Closing Date, Buyer may terminate the Escrow and this Agreement by giving a written notice of termination to Seller and Escrow Agent, in which case this Agreement shall terminate, any deposits in Escrow made by Buyer and all interest accrued thereon shall be returned to Buyer, and Buyer shall have no further obligations or liabilities hereunder.

                      Article 6 - Obligations and Covenants
                      -------------------------------------

         6.1 No Concern. Escrow Agent shall have no concern with, or liability or responsibility for, this Article.

         6.2 Indemnity by Seller. Seller hereby agrees to indemnify, protect, defend (with legal counsel reasonably acceptable to Buyer) and hold harmless Buyer from, and upon demand shall pay or reimburse Buyer for, any and all claims, actions, costs, fees, expenses, damages, environmental response costs, environmental investigation costs, obligations, penalties, fines and liabilities (including, without limitation, reasonable attorneys' fees and costs) arising out of or relating to a breach of the covenants of Seller with respect to the representations and warranties of Seller contained in Section 11.2 hereof. The covenants contained in this
                                    Exhibit H
                                 (Page 8 of 29)

Section 6.2 shall survive the Close of Escrow for a period of two (2) years.

         6.3 Contracts. All contracts relating to the Subject Property entered into by Seller from and after the date of the Office Lease but prior to the Closing Date shall be subject to Buyer's prior written approval, which approval shall not be unreasonably withheld or delayed. All costs of tenant improvements, leasing commissions and reasonable attorneys' fees with respect to any new leases or any amendments or renewals thereof entered into after the date of the Office Lease, and approved by Buyer, shall be paid by Buyer.

         6.4 Cooperation. Buyer and Seller acknowledge that it may be necessary to execute documents other than those specifically referred to herein in order to complete the acquisition of the Subject Property as provided herein. Both Buyer and Seller hereby agree to cooperate with each other by executing such other documents or taking such other action as may be reasonably necessary to complete this transaction in accordance with the intent of the parties as evidenced in this Agreement.

         6.5 Possession. Possession of the Subject Property shall be transferred to Buyer upon the Close of Escrow.

         6.6 Entry Upon Subject Property. At any time prior to the Close of Escrow, Buyer and its designated agents and independent contractors shall have the right to survey and enter upon the Subject Property to conduct any other surveys, soils and environmental tests, investigations and studies Buyer may desire, subject to the rights of all tenants therein. Seller and Seller's agents shall cooperate with Buyer provided that such investigations and studies shall be at the sole cost and expense of Buyer. Buyer agrees to repair any damage caused by Buyer or its agents or independent contractors to the Subject Property and further agrees to indemnify and hold harmless Seller from and against any costs, expenses, losses, attorneys' fees and liabilities (including but not limited to claims of mechanics' liens) incurred or sustained by Seller as a result of the conduct of Buyer or its agents or independent contractors on the Subject Property.
                                    Exhibit H
                                 (Page 9 of 29)

         6.7 Operation of the Subject Property. Prior to the Close of Escrow, Seller shall continue to operate and maintain the Subject Property in the same condition as such property has been maintained prior to the Effective Date and shall comply with all governmental statutes, rules and regulations affecting or relating to the Subject Property, and shall not voluntarily cause or permit any additional liens or encumbrances to be recorded against title to the Subject Property.

                             Article 7 - The Closing
                             -----------------------

         7.1 Close of Escrow. Escrow Agent shall close the Escrow on or before the Closing Date by (i) filing for record the Seller's Deed and Affidavit of Property Value and such other documents as may be necessary to procure the Title Policy, and (ii) delivering funds and documents as set forth in Article 9 (entitled "Recorda- tion and Distribution of Funds and Documents") WHEN AND ONLY WHEN each of the following conditions has been satisfied:

         7.1.1 Funds and Instruments. All funds and instruments required pursuant to Articles 4 and 5 have been delivered to Escrow Agent.

         7.1.2 Satisfaction of Conditions Precedent. Each of the conditions precedent set forth in Article 5 have been, or upon such closing shall be, approved, satisfied or waived as provided for in Article 5.

         7.2 Earlier Closing. If all the conditions set forth in Sections 7.1.1 and 7.1.2 become satisfied at a date earlier than the Closing Date, Escrow Agent shall Close the Escrow at such earlier date provided Escrow Agent obtains the written consent of Buyer and Seller to do so.

         7.3 Termination Based on Failure to Close by the Latest Closing Date. Time is of the essence of each and every provision and each obligation of this Agreement. If Escrow fails to close by the scheduled Closing Date for any reason other than Buyer's or Seller's default, then the respective rights, duties and obligations of Buyer and Seller under this Agreement shall forthwith terminate without further liability. The parties shall immediately thereafter sign such
instructions   and  other   instruments  as  may  be
                                    Exhibit H
                                 (Page 10 of 29)
necessary to effect the cancellation of this Escrow, and each party shall pay its respective share (if any) of Escrow cancellation charges as provided in
Section 8.5. Upon such cancellation, Escrow Agent shall immediately return to Buyer any deposits in Escrow made by Buyer and all interest accrued thereon, less applicable Escrow cancellation charges, and Escrow Agent shall return all documents to the parties that furnished them.

                     Article 8 - Prorations, Fees and Costs
                     --------------------------------------

         8.1 Adjustments and Prorations. Seller, Buyer and the Escrow Agent shall make all adjustments and apportion all expenses with respect to the Subject Property, including, without limitation, the following:

                  (a) Real Estate Taxes and Special Assessments. All real estate taxes and installments of special assessments and personal property taxes, if any, shall be prorated based on the year in which installments thereof are payable. General real estate taxes and installments of special assessments and personal property taxes payable in all years prior to the year of Closing will be paid by Seller. General real estate taxes and installments of special assessments and personal property taxes payable in the year in which the Closing occurs shall be prorated between Seller and Buyer as of the Closing based upon a calendar fiscal year.

                  (b) Title Insurance. Seller shall pay that portion of the cost of the ALTA Extended Title Policy equivalent to the charges for a standard owner's policy of title insurance, and Buyer shall pay the remaining cost of the ALTA Extended Title Policy, including the costs attributable to all endorsements requested by Buyer.

                  (c) Escrow Fee. Seller and Buyer will each pay one-half of any reasonable and customary Escrow fee imposed by the Escrow Agent.

                  (d) Recording Costs. Seller will pay the cost of recording the Deed and Buyer will pay the cost of recording all other documents.
                                    Exhibit H
                                 (Page 11 of 29)

                  (e) Operating Expenses. All other operating costs of the Subject Property will be allocated between Seller and Buyer as of the Closing, so that Seller pays that part of such other operating costs payable before the Closing, and Buyer pays that part of such operating costs payable from and after the Closing.

                  (f) Attorneys' Fees. Each of the parties will pay its own attorneys' fees, except that a party defaulting under this Agreement or any closing document will pay the reasonable attor- neys' fees and court costs incurred by the non-defaulting party to enforce its rights regarding such default.

                  (g) Other Costs. All other costs shall be allocated in accordance with the customs prevailing in similar transactions in the Phoenix, Arizona area.

         8.2 Thirty Day Month. All prorations and/or adjustments called for in this Agreement are to be made on the basis of a thirty (30) day month, unless otherwise specifically instructed by Seller and Buyer in writing.

                    Article 9 - Recordation and Distribution
                    ----------------------------------------
                             of Funds and Documents
                             ----------------------

         9.1 Deposit of Funds. All cash, if any, received hereunder by Escrow Agent shall be, until the Close of Escrow, kept on deposit in an interest-bearing account as directed by Buyer and reasonably acceptable to Seller.

         9.2 Recorded Documents. Escrow Agent will cause the County Recorder of Maricopa County to mail to Buyer Seller's Deed (and each other document which is herein expressed to be, or by general usage is, recorded) after recordation.

         9.3 Unrecorded Documents. Escrow Agent will, at the Close of Escrow, deliver by certified mail or overnight courier (or will hold for personal pickup, if requested) (a) one copy each of all other agreements executed by Seller or Buyer and deposited into Escrow to Seller and one copy of each of said documents to Buyer, and (b) each other non-recorded document received hereunder by Escrow Agent to the person (i) acquiring rights under said document
                                    Exhibit H
                                 (Page 12 of 29)
or (ii) for whose benefit said document was acquired, with copies to the other party.

         9.4 Payment of Funds at Close of Escrow. Escrow Agent will, at the Close of Escrow, deliver by wire transfer, in accordance with Buyer's instructions (or will hold for personal pickup, if requested) (i) to Buyer, or order, the Purchase Price plus any prorations or other credits to which Buyer will be entitled, less any appropriate prorations or other charges, and (ii) to Seller, or order, any excess funds theretofore delivered to Escrow Agent by Seller.

                             Article 10 - Assignment
                             -----------------------

         10.1 Assignment by Buyer. Buyer may assign its rights under this Agreement without the prior consent of Seller, but such assignment shall not relieve Buyer of any obligations hereunder unless Seller consents thereto or unless Escrow closes hereunder prior to such assignment.

         10.2 Assignment by Seller. Seller may not assign or transfer its rights and obligations under this Agreement without the prior written consent of Buyer, which consent may be withheld in Buyer's sole discretion.

             Article 11 - Representations, Warranties and Covenants
             ------------------------------------------------------

         11.1 No Concern of Escrow Agent. Escrow Agent shall have no concern with, or liability or responsibility for, this Article.

         11.2 Seller's Representations, Warranties and Covenants. In addition to any other express agreements of Seller contained here- in, the matters set forth in this Section 11.2 constitute represen- tations, warranties and covenants by Seller which shall be true and correct as of the date hereof and the date of Close of Escrow (re- gardless of any investigations Buyer shall have made with respect thereto prior to the Close of Escrow) and which shall survive the Close of Escrow for a period of two (2) years. In the event that, during the period between the Effective Date and the Close of Escrow, Seller learns, or has a reason to believe, that any of the following representations and warranties may cease to be true, Seller hereby covenants to give written notice thereof to Buyer
                                    Exhibit H
                                 (Page 13 of 29)
within three days, and Seller shall, promptly after giving such written notice, make reasonable efforts, without incurring out-of- pocket expenses, to cure such inaccuracy and, in the event such cure has not been effected on or before the Closing Date, Seller shall notify Buyer in writing of such failure to cure, and in such event, if such failure to cure materially adversely affects or impairs the title to or the value of the Subject Property, then Buyer shall have the right, exercisable within five (5) days of receiving such written notice from Seller, to cancel this Agreement and receive the return of any deposits in Escrow made by Buyer, together with any interest accrued thereon. If Buyer proceeds to Closing, without exercising such right of cancellation, the applicable representation or warranty of Seller shall be deemed amended to conform with such knowledge and Seller shall have no liability whatsoever for such previously inaccurate representation or warranty. Seller hereby represents, warrants and covenants (with the understanding that Buyer is relying on said representations, warranties and covenants) as to each of the matters set forth below.

         11.2.1 Leases. As of the Closing Date, there are no leases, licenses or other agreements giving any party a possessory right to the Property.

         11.2.2 Lease Commissions. There are no brokerage or leasing commissions or other finders' or agents' fees payable in connection with any leasing of any portion of the Building, or the Tenants, Leases, or any amendments or renewals thereof or increases or other changes in space with respect thereto. Seller shall pay all such fees and commissions, except for fees or commissions payable in connection with any new lease or tenancy agreement entered into by Seller subsequent to the date hereof at the request of and upon approval by Buyer of all of the terms and conditions (including, without limitation, the amount of such fees or commissions) of such leases or tenancy agreements.

         11.2.3 Contracts. There are no service, maintenance, utility or other contracts or agreements ("Contracts") affecting the Subject Property, oral or written, except as set forth on Exhibit "C" annexed hereto and made a part hereof. All Contracts are in full force and effect in accordance with their respective terms, are assignable without the necessity of consent of any third party
                                    Exhibit H
                                 (Page 14 of 29)
and, except as set forth on Exhibit "C", all such Contracts are cancelable, without cost or expense to the party cancelling such Contracts, on not more than thirty (30) days notice; all obligations of Seller and, to Seller's actual knowledge, each other party under the Contracts have been performed; no party to any Contract has given Seller written notice of any claim of default or offset against Seller with respect thereto and no event has occurred or failed to occur, the occurrence or non-occurrence of which would in any way affect the validity or enforceability of any Contract; and the copies of the Contracts delivered to Buyer on __________, are true, correct and complete copies thereof.

         11.2.4 No Default. Seller shall not suffer or permit any default to exist or occur under the terms of the Leases or the Contracts or modify, extend or otherwise amend any of the Leases or the Contracts. Prior to the Closing Date, Seller shall enforce the provisions of the Leases and the Contracts but shall take no action against any party thereto based upon a default thereunder without first obtaining the approval of Buyer; Seller shall not terminate or cancel any Lease or Contract or accept surrender of any Lease between the date hereof and the Closing Date, or enter into any new lease, tenancy or contract affecting the Subject Property without the prior written consent of Buyer, or as specifically provided for herein, and in such case any agreement with respect to which such consent is requested shall be in form and substance reasonably satisfactory to Buyer.

         11.2.5 Seller Performance. Between the date hereof and the Closing Date, Seller shall fulfill all of its obligations under, and do nothing violative of any term, covenant or provision of, the Leases or Contracts. Seller shall maintain all services in connection with the Subject Property as presently maintained and as required pursuant to the Leases until the Closing Date. From and after the date hereof and until the Close of Escrow or earlier termination of this Agreement, Seller shall keep and maintain the Subject Property in the manner in which it is currently being maintained and shall not cause or permit any waste or nuisance to or against the Subject Property. In connection therewith, Seller shall make all necessary repairs and replacements until the Closing Date so that the Subject Property shall be of the same quality and condition on the Closing Date as on the date hereof. Seller knows of no malfunction or inadequacy of all or any portion of the
                                    Exhibit H
                                 (Page 15 of 29)
sprinkler,  plumbing,  heating,  air-conditioning,   ventilating,  incinerating,
mechanical or other systems in the Improvements, except as set forth in this Agreement. Seller shall not remove from the Improvements or the Real Property any article included in the Personal Property.

         11.2.6 Legal Compliance. To Seller's actual knowledge, the Subject Property is now, and on the Closing Date shall be, in full compliance with all laws and regulations of applicable federal, state, city and other governmental authorities having jurisdiction over or concerning the use of the Subject Property including, without limitation, all zoning ordinances and restrictions and all laws and regulations with respect to fire and health codes, environmental protection and sanitation and pollution control (all of the foregoing, collectively referred to as "Zoning and Building Restrictions"), and Seller has received no notice of, and has no knowledge of, any condition which may give rise to any violation of any law, rule, regulation, order or ordinance applicable to the Subject Property. Seller shall not knowingly violate or breach any Zoning or Building Restriction between the date hereof and the Closing Date.

         11.2.7 Certificate of Occupancy. There is now in full force and effect a duly issued certificate of occupancy, a true copy of which is annexed hereto as Exhibit "E", permitting the Improvements as the same is now used to be so used and occupied legally; the Real Property and the Improvements shall be used only in accordance with said certificate of occupancy between the date hereof and the Closing Date.

         11.2.8 Permits. The schedule annexed hereto as Exhibit "F" is a true, correct and complete statement of all permits and licenses (collectively, "Permits") issued by the Departments of Housing and Buildings, Fire, Health or other State or City departments, or any other entity, having jurisdiction over the Subject Property and the use thereof, including without limitation, the certificate of occupancy for the Improvements. To Seller's actual knowledge, no other permits or licenses are required in connection with the ownership or operation of the Real Property or the Improvements.
                                    Exhibit H
                                 (Page 16 of 29)

         11.2.9 Insurance Compliance. Seller has not received and has no knowledge of any notice or request from any insurance company or board of fire underwriters requesting the performance of any work or alteration with respect to the Subject Property. The only insurance policies (collectively, "Insurance Policies") maintained by Seller with respect to the Subject Property are shown on Exhibit "G" annexed hereto and made a part hereof. All of the Insurance Policies are in full force and effect as of the date hereof and Seller has paid all premiums due thereunder. There has been no claim made to date under any of the Insurance Policies or any policy previously affecting the Subject Property, except as may be specifically noted on Exhibit "G". Seller shall maintain the Insurance Policies from the date hereof through the Closing Date or earlier termination of this Agreement. Seller has not received any notice of cancellation of any of the Insurance Policies.

         11.2.10 Mechanic's Liens. All payments required to be made to contractors, subcontractors, mechanics, materialmen and all other persons in connection with work done or services performed with respect to the Real Property or the Improvements have been made and there is no basis for the filing of any lien against the Real Property or the Improvements.

         11.2.11 Operating Statements. The operating statement of Seller, regarding the operation of the Subject Property for the period ending ________________, a copy of which has been submitted to Buyer, is true, correct and complete in all material respects and was prepared in accordance with generally accepted accounting principles consistently applied and there are no facts known to Seller as of the date hereof which would alter the information contained thereon in any way whatsoever. There has been no material adverse change in the condition of the Subject Property or the operation thereof since
___________.

         11.2.12 Title. As of the Closing Date, Seller will have good, marketable and insurable title to the Subject Property, and Seller's title to the Subject Property on the Closing Date shall be conveyed to Buyer subject only to the following matters, being herein collectively referred to as the "Permitted Encumbrances":
                                    Exhibit H
                                 (Page 17 of 29)

         11.2.12.1 real property taxes, water charges and sewer rents which are a lien on the Real Property and Improvements on the Closing Date, subject to adjustments herein provided; and

         11.2.12.2 the liens and encumbrances and such other matters set forth on Exhibit "H" attached hereto.

         11.2.13 No Actions. There are no (i) claims, actions, suits, condemnation actions or other proceedings pending or, to the actual knowledge of Seller, threatened by any entity (against Seller or the Subject Property), (ii) approvals, permits, easements, rights-of-way, zoning changes, uses or rights that have been denied, or to the actual knowledge of Seller may be denied, by any governmental department or agency, or (iii) to Seller's actual knowledge, violations of any law, statute, government regulation or requirement that in any manner or to any extent may materially affect the value of the Subject Property or the likely eventual use of the Subject Property or Buyer's right, title or interest in and to the Subject Property.

         11.2.14 No Transfers. Seller shall not sell, convey, assign, lease or otherwise transfer all or any part of the Subject Property, or cause or permit any new liability, encumbrance or obligation to be placed or imposed upon all or any part of the Subject Property, from the Effective Date until Closing and recordation of the Deed. Additionally, without the prior written approval of Buyer, Seller shall not agree to lease all or any portion of the Subject
Property from the Effective Date of the Agreement until the Closing and recordation of the Deed.

         11.2.15 No Adverse Claims. To Seller's actual knowledge, there exist no adverse claims by any person or persons (including but not limited to adjoining property owners) and no encroachments with respect to the Subject Property, and all fences and walls located in whole or in part on the Subject Property are entirely within the Subject Property boundaries.

         11.2.16 Due Diligence Materials. All written information, schedules and documents delivered by Seller to Buyer, and all such items attached hereto as exhibits (the "Due Diligence Materials"), are complete, true and accurate. Seller has not withheld any part of the Due Diligence Materials or any other material information
                                    Exhibit H
                                 (Page 18 of 29)
pertaining to the Subject Property. There exist no agreements of sale, leases, occupancy agreements, rights of first refusal, options to purchase, maintenance agreements or similar documents in any manner pertaining to the Subject Property except as are described herein or on the various exhibits attached hereto.

         11.2.17 Hazardous Materials. To Seller's actual knowledge, there has been no and there currently is no generation, location, transportation, storage, treatment, discharge, disposal or release upon, in or under the Subject Property of any Hazardous Materials or any "pollutant" (as that term is defined in applicable Arizona law) subject to regulation under the Resource Conservation and Recovery Act (as amended by the Hazardous and Solid Waste Amendments of
1984), the Comprehensive Environmental Response, Compensation and Liability Act (as amended by the Superfund Amendments and Reauthorization Act of 1986), or any other applicable State or Federal environmental protection law or regulation, except as may be disclosed in that certain Phase I Environmental Site Assessment dated as of September 16, 1996, prepared by Geotechnical and Environmental Consultants, Inc.

         11.2.18 No Flood Hazards. No portion of the Subject Property is located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards. Seller further represents, to Seller's actual knowledge, that (i) no areas within the Subject Property must be set aside for retention of off-site storm water, "green belt", open space or drainage, or for a park, school or other use required by any governmental entity, and (ii) no portion of the Subject Property is included in or subject to any existing or proposed improvement district.

         11.2.19 No Tax Protest. Seller shall not withdraw or compromise any petition or protest pertaining to taxes or other charges relating to the Subject Property from the Effective Date until Close of Escrow, without the prior written consent of Buyer.

         11.2.20 Ownership of Subject Property. As of the Close of Escrow, Seller will be the owner of the Subject Property and will have full power and authority to enter into and perform this Escrow and this Agreement in accordance with its terms and there will be
                                    Exhibit H
                                 (Page 19 of 29)
no other person or entity who has an ownership interest in the Subject Property.

         11.2.21 Authority to Bind. The individual executing this Agreement on behalf of Seller is authorized to do so and, upon executing this Agreement, this Agreement shall be binding and enforceable upon Seller in accordance with its terms.

         11.2.22 Taxes. All transaction privilege taxes, sales taxes, personal property taxes and similar taxes owed by Seller in connection with the Subject Property and currently due and payable, if any, have been paid. To the actual knowledge of Seller, (i) the real property taxes paid and payable with respect to the Subject Property are or shall be as set out in the Title Report, and (ii) there are no tax abatements or exemptions affecting the Subject Property.

          11.2.23 Compliance with Governmental Regulations. To Seller's actual knowledge, the Subject Property is being operated in conformity with all applicable licenses, permits, laws and regulations (including, but not limited to, zoning regulations and building and fire codes).

         For purposes hereof, "Seller's actual knowledge", "Seller knows" and "Seller is aware of" and words of similar import are limited to the actual, present knowledge of Jim Grogan, Garth Wieger and Mark Upton.

         11.3 Buyer's Authority. Buyer warrants and represents that it is a duly organized and validly existing limited liability company formed under the laws of the State of Arizona and authorized to transact business in the State of Arizona. The entry by Buyer into the transaction contemplated by this Agreement and the performance by Buyer of all of its obligations in connection herewith have been duly and validly authorized by all necessary action(s), are in accordance with applicable law and are not in violation of Buyer's Limited Liability Company Agreement. This Agreement and all additional documents delivered in connection with this Agreement have been duly and validly executed and delivered by Buyer and constitute the legal, valid and binding obligations of Buyer.
                                    Exhibit H
                                 (Page 20 of 29)

         11.4  Commissions.  The  parties  mutually  warrant and  covenant  that
____________________________________           (_________________)           and
____________________________________   (_________________)   (collectively,  the
"Brokers") have acted as brokers for this transaction, and that no brokerage commission shall be due or payable on account of this transaction other than the brokerage commission payable to the Brokers, and each party shall hold the other harmless from any claims for commissions (other than the commissions payable to the Brokers) arising out of the actions of the indemnifying party. Seller shall pay all commissions owed to the Brokers with respect to the transaction set forth in this Agreement pursuant to a separate agreement.

         11.5 Indemnity. Each of the parties shall indemnify, protect, defend and hold harmless the other from and against any and all claims, costs, damages and liabilities (including attorneys' fees and costs) arising from any breach by such party of any of the warranties contained herein.

                       Article 12 - Defaults and Remedies
                       ----------------------------------

         In the event of a failure in the performance of this Agreement by Seller, Buyer shall notify Seller in writing (copy to Escrow Agent) and if Seller has not cured such failure within thirteen days after such notice, then Seller shall be in default and, at its option, Buyer may: (i) by written notice to Seller and Escrow Agent cancel this Agreement, whereupon any deposits in Escrow made by Buyer plus accrued interest thereon shall be paid immediately by Escrow Agent to Buyer, notwithstanding any provisions of this Agreement to the contrary; and/or (ii) seek specific performance; and/or (iii) seek legal damages against Seller or take any other remedy as may be provided in equity or at law.

         In the event of a failure in the performance of this Agreement by Buyer, Seller shall notify Buyer in writing (copy to Escrow Agent) and if Buyer has not cured such failure within thirteen days after such notice, then Buyer shall be in default and Seller may seek specific performance.

                              Article 13 - Notices
                              --------------------
                                    Exhibit H
                                 (Page 21 of 29)

         13.1 Notices. Unless otherwise specifically provided herein, all notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly delivered upon personal delivery or upon facsimile transmission as of the second business day after mailing by United States mail, postage prepaid, return receipt requested, or upon the next business day if delivered by Federal Express or similar overnight delivery system, addressed as follows:

                  If to Seller, to:

                  UDC Homes, Inc.
                  4812 South Mill Road
                  Tempe, Arizona  85282
                  Attn:  Mr. James J. Grogan

                  If to Buyer, to:

                  Scottsdale Spectrum, L.L.C.
                  4742 North 24th Street
                  Suite 100
                  Phoenix, Arizona  85016
                  Attn:  Mr. Thomas W. Roberts

                  With a copy to:

                  Mr. Brad J. Osmundson
                  Opus U.S. Corporation
                  Suite 700, Opus Center
                  9900 Bren Road East
                  Minnetonka, Minnesota  55343

                  And a copy to:

                  Gallagher & Kennedy, P.A.
                  2600 North Central Avenue
                  Phoenix, Arizona  85004-3020
                  Attn:  Mr. Gregory L. Mast

                  If to Escrow Agent, to:

                  ------------------------------
                                    Exhibit H
                                 (Page 22 of 29)

                  ------------------------------
                  ------------------------------
                  Attn:  _______________________

or to such other address or to such other person as any party shall designate to the others for such purpose in the manner hereinabove set forth.

                            Article 14 - Risk of Loss
                            -------------------------

         14.1 Damage. If, prior to the Closing Date, all or any part of the Subject Property is substantially damaged by fire, casualty, the elements or any other cause, Seller shall immediately give notice to Buyer of such fact and, at Buyer's option (to be exercised within ten days after Seller's notice), this Agreement shall terminate, in which event neither party will have any further obligations under this Agreement and any deposits in Escrow made by Buyer, together with any interest accrued thereon, shall be refunded to Buyer. If Buyer fails to elect to terminate despite such damage, or if the Subject Property is damaged but not substantially, then there shall be no reduction in the purchase price and Seller shall assign to Buyer the proceeds of all insurance related to such damage; provided, however, Seller shall have the option to repair such damage or destruction at Seller's expense and receive the proceeds of all insurance related to such damage. If Seller makes such election but such damage is not completely repaired prior to the Closing Date but Seller is diligently proceeding to repair, then Seller shall complete the repair after the Closing Date and shall be entitled to receive the proceeds of all insurance related to such damage after repair is completed; provided, however, Buyer shall have the right to delay the Closing Date until repair is completed. For purposes of this Section, the words "substantially damaged" mean damage that would cost $250,000 or more to repair.

         14.2 Condemnation. If, prior to the Closing Date, eminent domain proceedings are commenced against all or any material part of the Subject Property, Seller shall immediately give notice to Buyer of such fact and, at Buyer's option (to be exercised within ten days after Seller's notice), this Agreement shall terminate, in which event neither party will have further obligations under this Agreement and any deposits in Escrow made by Buyer, together with
                                    Exhibit H
                                 (Page 23 of 29)
any interest accrued thereon, shall be refunded to Buyer. If Buyer shall fail to give such notice, then there shall be no reduction in the purchase price, and Seller shall assign to Buyer at the Closing Date all of Seller's right, title and interest in and to any award made or to be made in the condemnation proceedings. Prior to the Closing Date, Seller shall not designate counsel, appear in, or otherwise act with respect to the condemnation proceedings without Buyer's prior written consent.

                         Article 15 - General Provisions
                         -------------------------------

         15.1 Gender and Number. The use herein of (i) the neuter gender includes the masculine and the feminine, and (ii) the singular number includes the plural, whenever the context so requires.

         15.2 Captions. Captions in this Agreement are inserted for convenience of reference only and do not define, describe or limit the scope or the intent of this Agreement or any of the terms hereof.

         15.3 Exhibits. All exhibits and schedules referred to herein and attached hereto are hereby made a part hereof and are incorporated herein by this reference.

         15.4 Entire Agreement. This Agreement contains the entire agreement between the parties relating to the transaction contemplated hereby, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein.

         15.5 Modification. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.

         15.6 Periods of Time. All periods of time referred to in this Agreement shall include all Saturdays, Sundays and state or national holidays, unless the period of time specifies Business Days, provided that if the date or last date to perform any act or give any notice with respect to this Agreement shall fall on a Saturday, Sunday or state or national holiday, such act or notice
                                    Exhibit H
                                 (Page 24 of 29)
may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or state or national holiday.

         15.7 Counterparts. This Agreement may be executed in counterparts, all of which when taken together shall be deemed fully executed originals.

         15.8 Attorneys' Fees. In the event either party commences litigation for the judicial interpretation, enforcement, termination, cancellation or rescission hereof, or for damages (including liquidated damages) for the breach hereof, then, in addition to any or all other relief awarded in such litigation, the prevailing party therein shall be entitled to a judgment against the other for an amount equal to reasonable attorneys' fees and court and other costs incurred.

         15.9 No Partnership or Joint Venture. Seller or Buyer shall not, by virtue of this Agreement, in any way or for any reason be deemed to have become a partner of the other in the conduct of its business or otherwise, or a joint venturer. In addition, by virtue of this Agreement there shall not be deemed to have occurred a merger of any joint enterprise between Buyer and Seller.

         15.10 Joint and Several Liability. If any party consists of more than one person or entity, the liability of each such person or entity signing this Agreement shall be joint and several.

         15.11 Choice of Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Arizona. This Agreement shall be deemed made and entered into in Maricopa County.

         15.12 Time. Time is of the essence to this Agreement.

         15.13 Agreement Survives Close of Escrow. All obligations referred to herein to be performed at a time or times after the Close of Escrow and all warranties and representations contained herein shall survive the Close of Escrow and delivery of the Deed.

         15.14 Severability. In the event any term, covenant, condition, provision or agreement herein contained is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the fact that such term, covenant, condition, provi-
                                    Exhibit H
                                 (Page 25 of 29)
sion or agreement is invalid, void or otherwise unenforceable shall in no way affect the validity or enforceability of any other term, covenant, condition, provision or agreement herein contained.

         15.15 Binding Agreement. Subject to any limitation on assignment elsewhere set forth herein, all terms of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.

                  IN WITNESS WHEREOF, this Agreement has been executed as of the date set forth at the beginning hereof.

SELLER:                                 BUYER:

UDC HOMES, INC., a Delaware             SCOTTSDALE SPECTRUM, L.L.C., an
corporation                             Arizona limited liability
                                        company

                                        By Opus Southwest Corporation,
By____________________________             a Minnesota corporation
  Its_________________________             Its Managing Member


                                           By_________________________
                                             Thomas W. Roberts
                                             Its President
                                    Exhibit H
                                 (Page 26 of 29)

                             CONSENT OF ESCROW AGENT

                  The undersigned hereby agrees to act as Escrow Agent pursuant to the foregoing Purchase Agreement and Escrow Instructions. Escrow Agent has established Escrow No. pursuant to the terms hereof. The "Effective Date" under this Agreement shall be the latter of the date on which Escrow Agent has signed below or has established the above-referenced Escrow, and such "Effective Date" is , 19__.

                                                  ------------------------------



                                                  By____________________________
                                                    Its_________________________

                                    Exhibit H
                                 (Page 27 of 29)

                                List of Exhibits
                                ----------------


Exhibit "A"        -        Legal Description

Exhibit "B"        -        Special Warranty Deed

Exhibit "C"        -        Assignment of Contracts, Permits and Warranties

Exhibit "D"        -        Affidavit of Non-Foreign Status

Exhibit "E"        -        Certificate of Occupancy

Exhibit "F"        -        Schedule of Permits and Licenses

Exhibit "G"        -        Insurance Policies

Exhibit "H"        -        None.

Exhibit "I"        -        Permitted Exceptions
                                    Exhibit H
                                 (Page 28 of 29)

                                   EXHIBIT "A"
                                   -----------

                                LEGAL DESCRIPTION
                                -----------------

                                    Exhibit H
                                 (Page 29 of 29)

                                   EXHIBIT "B"
                                   -----------

                              SPECIAL WARRANTY DEED
                              ---------------------



When Recorded, Return To:
-------------------------

UDC Homes, Inc.
4812 South Mill Road
Tempe, Arizona  85282
Attn:  Mr. James J. Grogan


                              SPECIAL WARRANTY DEED
                              ---------------------


                  For the consideration of Ten Dollars and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned UDC HOMES, INC., a Delaware corporation (the "Grantor"), does hereby grant and convey to SCOTTSDALE SPECTRUM, L.L.C., an Arizona limited liability company (the "Grantee"), that certain real property situated in Maricopa County, Arizona, together with all rights and privileges appurte- nant thereto, described as follows:

                  See Exhibit "A" attached hereto and incorporated herein by this reference.

                  The above-described property is conveyed subject to those matters set forth on Schedule "1" attached hereto and incorporated herein.

                  The Grantor hereby binds itself and its successors to warrant and defend the title as against all acts of the Grantor herein and no other, subject to the matters above set forth.

                  DATED this ____ day of ___________, 19__.

                                         UDC HOMES, INC., a Delaware
                                         corporation

                                    Exhibit H
                                 (Page 30 of 29)

                                                  By____________________________
                                                    Its_________________________



STATE OF ARIZONA          )
                          ) ss.
County of Maricopa        )

                  The foregoing instrument was acknowledged before me this ____ day of _____________, 19__, by ___________________________, the
___________________ of UDC HOMES, INC., a Delaware corporation, on behalf of the corporation.

                  IN WITNESS WHEREOF, I hereunto have set my hand and official seal.



                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

---------------------
                                    Exhibit H
                                 (Page 31 of 29)

                                   EXHIBIT "C"
                                   -----------

                 ASSIGNMENT OF CONTRACTS, PERMITS AND WARRANTIES
                 -----------------------------------------------


                  THIS ASSIGNMENT OF CONTRACTS, PERMITS AND WARRANTIES (the "Assignment") is made this ____ day of ______________, 19__, by and between UDC HOMES, INC., a Delaware corporation ("Assignor"), and SCOTTSDALE SPECTRUM, L.L.C., an Arizona limited liability company ("Assignee"), with reference to the facts set forth below.

                  WHEREAS, Assignee has of even date herewith acquired title to that certain real property and any improvements situated thereon more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference (the "Property");

                  WHEREAS, in connection with the conveyance of the Property from Assignor to Assignee, Assignor and Assignee intend and agree that all agreements, contracts, permits, warranties, approvals, plans, specifications, certificates, surveys and reports, including, without limitation, any hazardous materials reports, improvement plans, utility plans, engineering and soils reports and any ALTA surveys, if any, in the possession of Assignor, relating exclusively to the Property listed on Exhibit "B" attached hereto and incorporated herein (collectively, the "Property Project Documents"), shall inure to the benefit of and be assigned and transferred to Assignee.

                  NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor and Assignee agree as follows:

                  1. Assignor hereby assigns and transfers to Assignee, without warranty, to the extent assignable without the consent of a third party the Property Project Documents together with any rights relating thereto. Assignor indemnifies and holds harmless Assignee from any and all liabilities, claims, damages, costs or expenses (including reasonable attorneys' fees) arising from or relating to the Property Project Documents prior to the date hereof.
                                    Exhibit H
                                 (Page 32 of 29)

                  2. Assignee hereby accepts the assignment of the Property Project Documents and assumes and agrees to keep, perform and fulfill all of the duties, covenants, provisions, conditions and obligations relating to the Property Project Documents from and after the date hereof. Assignee indemnifies and holds harmless Assignor from any and all liabilities, claims, damages, costs or expenses (including reasonable attorneys' fees) arising from or relating to the Property Project Documents from and after the date hereof.

                  3. Assignor represents and warrants to Assignee that (a) Assignor owns title to the Property Project Documents free and clear of any liens, claims, rights or unfulfilled obligations to or of any third party, (b) Assignor has not previously assigned, conveyed or transferred any interest whatsoever in the Property Project Documents, and (c) Assignor has not performed any acts or executed any instruments which might prevent Assignee from owning the Property Project Documents or otherwise enjoying title thereto.

                  4. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

                  5. Each of the parties signing this Assignment hereby warrants and represents that it has the full legal power, authority and right to execute, deliver and perform the obligations under this Assignment, that this Assignment has been duly authorized by all requisite actions on the part of such warranting party, and that no remaining action or third party action is required to make this Assignment binding upon such party.

                  6. This Assignment shall be construed and enforced in accordance with the laws of the State of Arizona.

                  7. This Assignment may be executed in any number of counterparts, each of which, when so executed and when delivered, shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Assignment of Contracts, Permits and Warranties as of the day and year first set forth above.
                                    Exhibit H
                                 (Page 33 of 29)

                                        ASSIGNOR:

                                        UDC HOMES, INC., a Delaware corpo-
                                        ration



                                        By_________________________________
                                          Its______________________________

                                        ASSIGNEE:

                                        SCOTTSDALE SPECTRUM, L.L.C., an
                                        Arizona limited liability company

                                        By   Opus Southwest Corporation, a
                                             Minnesota corporation
                                           Its Managing Member



                                        By______________________________
                                          Thomas W. Roberts
                                          Its President

                                    Exhibit H
                                 (Page 34 of 29)

                                   EXHIBIT "D"
                                   -----------

                         AFFIDAVIT OF NON-FOREIGN STATUS
                         -------------------------------


                  Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by UDC Homes, Inc., a Delaware corporation, to Scottsdale Spectrum, L.L.C., an Arizona limited liability company ("Transferee"), the undersigned hereby certifies the following on behalf of UDC Homes, Inc.:

                  1. UDC Homes, Inc. is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

                  2. The U.S. employer identification number of UDC Homes, Inc. is _______________; and

                  3. The office address of UDC Homes, Inc. is 6710 North Scottsdale Road, Scottsdale, Arizona 85253, Attn:
                           Mr. James J. Grogan.

                  UDC Homes, Inc. understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

                  Under penalties of perjury, the undersigned declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete, and he further declares that he has authority to sign this document on behalf of UDC Homes, Inc.

                  DATED as of this ____ day of ________________, 19__.

                                        UDC HOMES, INC., a Delaware
                                        corporation

                                    Exhibit H
                                 (Page 35 of 29)

                                        By______________________________________
                                          Its___________________________________

                                    Exhibit H
                                 (Page 36 of 29)

STATE OF ARIZONA          )
                          ) ss.
County of Maricopa        )

                  The foregoing instrument was SUBSCRIBED AND SWORN TO before me this ____ day of _______________, 19__, by
                     , the ___________________ of UDC HOMES, INC.,
a Delaware corporation, on behalf of the corporation.

                  IN WITNESS WHEREOF, I hereunto have set my hand and official seal.



                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

---------------------

                                    Exhibit H
                                 (Page 37 of 29)

                                                            Initials:

                                                            Lessor _____________

                                                            Lessee _____________

                                    Exhibit H
                                 (Page 38 of 29)

                                   EXHIBIT "E"
                                   -----------

                            CERTIFICATE OF OCCUPANCY
                            ------------------------

                                    Exhibit H
                                 (Page 39 of 29)

                                   EXHIBIT "F"
                                   -----------

                                         SCHEDULE OF PERMITS AND LICENSES
                                         --------------------------------

                                    Exhibit H
                                 (Page 40 of 29)

                                   EXHIBIT "G"
                                   -----------

                               INSURANCE POLICIES
                               ------------------

                                    Exhibit H
                                 (Page 41 of 29)

                                   EXHIBIT "H"
                                   -----------

                              PERMITTED EXCEPTIONS
                              --------------------

                                    Exhibit H
                                 (Page 42 of 29)

                                                            Initials:

                                                            Lessor _____________

                                                            Lessee _____________

                                    Exhibit H
                                 (Page 44 of 29)

                                   EXHIBIT "I"
                                   -----------

                               PARKING GARAGE PLAN
                               -------------------

                                    Exhibit I
                                  (Page 1 of 1)

                                                            Initials:

                                                            Lessor _____________

                                                            Lessee _____________

                                    Exhibit I
                                  (Page 2 of 1)